Exhibit 99.2

                              ACADIA REALTY TRUST
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2006

                                Table of Contents
                                -----------------
                                                      Page                                                        Page

                Section I - Overview                                 Section III - Joint Venture Information


Important Notes                                        2          Overview - Fund I                                29

Company Information                                    3          Overview - Fund II                               30

Portfolio Snapshot                                     4          Overview - RCP Venture                           31

Organizational Chart                                   5          Fund I Properties - Detail                       32

Executive Management Team                              6          Top 5 Fund I Tenants                             33

         Section II - Financial Information                       Fund I - Current Valuation                       34

Market Capitalization                                  7          Kroger/Safeway Locations                         35

Shareholder Information                                8          Fund II Properties - Detail                      36

Operating Statements - Consolidated                    9          Fund II - New York Urban/Infill Projects         37

Operating Statements - Joint Venture Activity          11
                                                                    Section IV - Parent Portfolio Information
Operating Statements - Activity by Source              14
                                                                  Properties  - Overview                           38
Operating Statements - Current v. Historical           15
                                                                  Properties by Region - Summary                   41
Net Operating Income - Same Property Performance       18
                                                                  Properties by State - Summary                    42
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
  and Funds Available for Distribution ("FAD")         19         Properties - Detail                              43

Capital Expenditures                                   20         Leasing Production                               46

Consolidated Balance Sheets                            21         Top 10 Tenants - Consolidated                    47

Selected Operating Ratios                              22         Anchor Tenant Detail                             48

Debt Analysis - Summary                                23         Anchor Lease Expirations - Next 3 Years          54

Debt Analysis - Detail                                 24         Lease Expirations                                55

Debt Maturity Schedule                                 27         Property Demographics                            60

Unencumbered Properties                                28         Residential Properties                           61


Visit acadiarealty.com for current news as well as additional property details and financial information

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2006

                                 Important Notes
                                 ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2006

                               Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 76 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.


Corporate       1311 Mamaroneck Avenue     Investor    Jon Grisham
Headquarters    Suite 260                  Relations   Vice President
                White Plains, NY 10605                 (914) 288-8142
                                                       jgrisham@acadiarealty.com

New York        Symbol AKR                 Web Site    www.acadiarealty.com
Stock Exchange

Analyst Coverage     Banc of America Securities                Citigroup - Smith Barney
                     Ross Nussbaum - (212) 847-5668            Jonathan Litt - (212) 816-0231
                     ross.nussbaum@bofasecurities.com          jonathan.litt@citigroup.com
                     --------------------------------          ---------------------------
                     Christine McElroy - (212) 847-5658        Ambika Goel - (212) 816-6981
                     christine.m.mcelroy@bofasecurities.com    Ambika.goel@citigroup.com
                     --------------------------------------    -------------------------

                     J.P. Morgan Securities, Inc.
                     Michael W. Mueller, CFA (212) 622-6689    Ryan Beck & Co.
                     michael.w.mueller@jpmorgan.com            Sheila McGrath - (973) 549-4084
                     ------------------------------
                     Josh Bederman (212) 622-6530              sheila.mcgrath@ryanbeck.com
                     josh.h.bederman@jpmorgan.com

                     Bank of Montreal                          RBC Capital Markets
                     Paul Adornato, CFA - (212) 885-4170       Rich Moore, CFA - (216) 378-7625
                     paul.adornato@bmo.com                     rich.moore@rbccm.com
                     ---------------------                     --------------------

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2006

Portfolio Snapshot
------------------

[GRAPHIC OMITTED]

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2006

Organizational Chart
--------------------

[GRAPHIC OMITTED]

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2006

                            Executive Management Team
                            -------------------------

Kenneth F. Bernstein    Chief Executive Officer and
                               President

Mr. Bernstein is responsible for strategic planning as well as overseeing all day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View Management LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from Boston University School of Law.


Joel Braun               Senior Vice President,
                        Chief Investment Officer

Mr. Braun is responsible for the sourcing and financial analysis of acquisition properties for Acadia. Previously, Mr. Braun was Director of Acquisitions and Finance for Rosenshein Associates, a regional shopping center developer based in New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco Realty Trust, a publicly traded REIT. Mr. Braun holds a Bachelor's in Business Administration from Boston University and a Master's Degree in Planning from John Hopkins University.


Joseph Hogan             Senior Vice President,
                        Director of Construction

Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining Kimco, he was with Konover Construction Company, a subsidiary of Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.


Robert Masters, Esq.     Senior Vice President,
                            General Counsel,
                          Corporate Secretary

Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for API Asset Management for over five years, Senior Vice President Deputy General Counsel for European American Bank from 1985 to 1990, and Vice President and Counsel for National Westminster Bank from 1977 to 1985. Mr. Masters received his Bachelor of Arts from the City University of New York and his J.D. from New York University Law School. Mr. Masters is also a member of the New York State Bar.


Joseph M. Napolitano,    Senior Vice President,
CPM                      Director of Operations


Mr. Napolitano is responsible for overseeing the company's internal operations. Previously, he held the position of Senior Vice President, Director of Property Management. Prior to joining Acadia in 1995, Mr. Napolitano was employed by Rosen Associates Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in Business Administration from Adelphi University, Garden City, NY; and is a Certified Property Manager by the Institute of Property Management (IREM). Mr. Napolitano is also a member of the New York State Association of Realtors (NYSAR) International Council of Shopping Center (ICSC), Commercial Investment Real Estate Institute (CIREI), and the Building Owners and Managers Institute (BOMI).


Michael Nelsen           Senior Vice President,
                        Chief Financial Officer

Mr. Nelsen oversees all the financial activities and asset management functions. Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of Real Estate for Soros Private Funds Management LLC. His responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr. Nelsen has been a Certified Public Accountant since 1971.


Joseph Povinelli         Senior Vice President,
                          Director of Leasing

Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing experience. Since 1987 Mr. Povinelli had served as regional real estate representative for Vornado Realty Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he served as leasing representative for Net Properties Management, Great Neck, New York, responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr. Povinelli received a Bachelor of Science degree in Finance and Economics from C.W. Post College of Long Island University.


Robert Scholem           Senior Vice President,
                          Director of Property
                               Management

Mr. Scholem has been the Director of Property Management since 2003 and a Senior Vice President since August, 2005. Prior to joining the Company in 1998, Mr. Scholem was employed at Rosen Associates Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Staller Associates, Inc. as an Operations Manager responsible for community shopping centers, office, and industrial buildings on Long Island, New York. Mr. Scholem holds a Bachelor's in Business Administration from Guilford College, Greensboro, NC; and is a Certified Property Manager (CPM(R)) by the Institute of Real Estate Management. Mr. Scholem is also a licensed Salesperson by the State of New York as well as a member of LI Board of Realtors & CIREI, and is a Certified Shopping Center Manager (CSM) by the International Council of Shopping Centers.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2006

                           Total Market Capitalization
                           ---------------------------
                (including pro-rata share of joint venture debt)

                                                                                Percent of
                                                    Percent of                 Total Market
              (amounts in thousands)               Total Equity               Capitalization
                                                   -------------             -----------------
Equity Capitalization
---------------------
Total Common Shares Outstanding                            97.5%     31,772
Common Operating Partnership ("OP") Units                   2.0%        642
                                                                 -----------
Combined Common Shares and OP Units                                  32,414

Market Price at September 30, 2006                               $    25.50
                                                                 -----------

Equity Capitalization - Common Shares and OP Units               $  826,557

Preferred OP Units - at cost (1)                            0.5%      4,188
                                                   ------------- -----------

            Total Equity Capitalization                   100.0%    830,745              69.3%
                                                   ============= =========== =================

Debt Capitalization
-------------------
Consolidated debt                                                   386,278
Adjustment to reflect pro-rata share of debt                        (18,679)
                                                                 -----------

             Total Debt Capitalization                              367,599              30.7%
                                                                 ----------- -----------------

            Total Market Capitalization                          $1,198,344             100.0%
                                                                 =========== =================

[GRAPHIC OMITTED]


            Weighted Average Outstanding Common Shares and O.P. Units
            ---------------------------------------------------------

                                       Common
                                       Shares           O.P. Units     Total
================================================================================
Basic
Quarter ended September 30, 2006       32,513,398           651,163  33,164,561
Year-to-date September 30, 2006        32,497,153           652,256  33,149,409
Fully Diluted (3)
Quarter ended September 30, 2006       32,836,473           651,163  33,487,636
Year-to-date September 30, 2006        32,804,628           652,256  33,456,884
================================================================================

Basic
Quarter ended September 30, 2005       32,008,982           648,652  32,657,634
Year-to-date September 30, 2005        31,925,456           602,286  32,527,742
Fully Diluted (3)
Quarter ended September 30, 2005       32,706,201           648,652  33,354,853
Year-to-date September 30, 2005        32,187,414           602,286  32,789,700


(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 2,024 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes $4,000 of Preferred OP Units issued to Klaff L.P. related to the acquisition of management contracts in 2004.

(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

(3) For purposes of earnings per share calculations, the assumed conversion of Preferred OP Units is anti-dilutive and not reflected above. However, for the purposes of calculating FFO on a fully diluted basis, these stock equivalents are dilutive and amount to 337,079 for both the quarter and nine months ended September 30, 2006, and 429,879 and 491,746 the quarter and nine months ended September 30, 2005.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2006

                             Shareholder Information
                             -----------------------
                             (amounts in thousands)

[GRAPHIC OMITTED]

   10 Largest Institutional/Non-Retail Shareholders (1)                     Percent of Out-
                                                                Common      standing Common
Shareholder                                                  Shares Held         Shares
----------------------------------------------             ---------------- ----------------

Wellington Management                                                3,963             12.5%
Third Avenue Management                                              2,475              7.8%
Heitman Real Estate Securities                                       2,372              7.5%
Yale University                                                      2,184              6.9%
Cliffwood Partners                                                   1,742              5.5%
Morgan Stanley                                                       1,731              5.4%
Barclay's Global Investors                                           1,618              5.1%
Redding K G & Associated LLC                                         1,488              4.7%
Vanguard Group                                                       1,487              4.7%
State Street Corp                                                      810              2.5%
                                                           ---------------- ----------------

Total of 10 Largest Institutional Shareholders                      19,870             62.5%
                                                           ================ ================

Total of all Institutional Shareholders                             30,050             94.6%
                                                           ================ ================

                              Operating Partnership
                                Unit Information
                                ----------------
                                                              Percent of
                                                           Total O.P. Units
                                                           ----------------

Managment O.P. Unit Holders                           338             52.6%
Other O.P. Unit Holders                               304             47.4%
                                              ------------ ----------------

Total O.P. Units                                      642            100.0%
                                              ============ ================



(1) Based on most recent Schedule 13F filing

                                                               ACADIA

                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006


                                             Statements of Operations - Consolidated (1)
                                                  Current Quarter and Year-to-Date
                                                           (in thousands)

                                                   Year to Date                                 Current Quarter

                                                     Period                                         3 months
                                                ended September 30,                            ended September 30,
                                                      2006                                            2006
                                  --------------------------------------------- -------------------------------------------------
                                                          Discontinued                                               Discontinued
                                  Wholly Owned    JV's    operations     Total   Wholly Owned    JV's    Operations      Total

PROPERTY REVENUES
Minimum rents                      $ 36,940    $ 15,283    $  4,757    $ 56,980    $ 12,399    $  4,026    $  1,603    $ 18,028
                                   --------    --------    --------    --------    --------    --------    --------    --------
Percentage rents                        420         201          53         674         113         191          11         315
Expense reimbursements                9,647       2,100       1,908      13,655       3,340         811         498       4,649
Other property income                   588         163          57         808         190         146           3         339
                                   --------    --------    --------    --------    --------    --------    --------    --------
                                     47,595      17,747       6,775      72,117      16,042       5,174       2,115      23,331
                                   --------    --------    --------    --------    --------    --------    --------    --------
PROPERTY EXPENSES
Property operating                    9,037       1,629       1,707      12,373       3,096         589         603       4,288
Real estate taxes                     5,893       1,671       1,535       9,099       2,068         587         393       3,048
                                   --------    --------    --------    --------    --------    --------    --------    --------
                                     14,930       3,300       3,242      21,472       5,164       1,176         996       7,336
                                   --------    --------    --------    --------    --------    --------    --------    --------
NET OPERATING INCOME - PROPERTIES    32,665      14,447       3,533      50,645      10,878       3,998       1,119      15,995


OTHER INCOME (EXPENSE)
General and administrative           (7,947)       --          --        (7,947)     (2,897)       --          --        (2,897)
Property related home
 office expenses                     (7,430)       (226)       --        (7,656)     (2,675)       (102)       --        (2,777)
Equity in earnings of
 unconsolidated properties             --           212        --           212        --            42        --            42
Lease termination income               --          --          --          --          --          --          --          --
Interest income                       5,617         378        --         5,995       2,094         141        --         2,235
Asset and property
 management income (2)                8,825        --          --         8,825       3,756        --          --         3,756
Promote Fee (3)                         258        --          --           258        --          --          --          --
Property management expense            (117)         (5)        (83)       (205)        (14)        128         (57)         57
Straight-line rent income               331        (843)         39        (473)         25         820          18         863
Straight-line rents written off        --          --          --          --          --          --          --          --
FAS 141 Rent                           (145)        (21)       --          (166)       (124)         (8)       --          (132)
Abandoned project costs                --          --          --          --          --          --          --          --
Hurricane related income (expenses)    --          --          --          --          --          --          --          --
Provision for Income Taxes             (111)        (51)       --          (162)        664         (16)       --           648
Other income (expense)                   (8)        173        --           165        --          --          --          --
                                   --------    --------    --------    --------    --------    --------    --------    --------
EBIDTA                               31,938      14,064       3,489      49,491      11,707       5,003       1,080      17,790

Depreciation and amortization       (11,261)     (5,828)     (1,361)    (18,450)     (3,836)     (1,923)       (462)     (6,221)
FAS 141 Amortization                   (553)       (124)       --          (677)       (242)        (41)       --          (283)
Interest expense                    (11,301)     (5,119)       (666)    (17,086)     (3,951)     (1,827)       (237)     (6,015)
Loan defeasance
 (net of reimbursement)               1,141      (1,467)       --          (326)       --          --          --          --
FAS 141 Interest                         62         742        --           804          23          15        --            38
Impairment of real estate              --          --          --          --          --          --          --          --
Gain on sale of properties             --          --          --          --          --          --          --          --
Gain (loss) on sale of
  properties - Mervyns (1)             --           315        --           315        --          (934)       --          (934)
Income taxes on gain
 on property sale - Mervyns            --          --          --          --          --          --          --          --
                                   --------    --------    --------    --------    --------    --------    --------    --------
Income before minority interest      10,026       2,583       1,462      14,071       3,701         293         381       4,375

Minority interest - OP                 (205)        (54)        (28)       (287)        (78)         (4)         (7)        (89)
Minority interest                      (184)       (277)       --          (461)        (62)       (102)       --          (164)
                                   --------    --------    --------    --------    --------    --------    --------    --------
NET INCOME                         $  9,637    $  2,252    $  1,434    $ 13,323    $  3,561    $    187    $    374    $  4,122
                                   =========   =========   =========   =========   ========    ========    ========    ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Detail as follows:                                              YTD   3rd Quarter  2nd Quarter 1st Quarter
----------------------                                              ---   -----------  -----------------------

Asset management fee Fund I                                        $  --     $  (108)   $   108
Asset management fee Fund II                                         2,700       900        900       900
Property management/Leasing/Construction/legal fees - Fund I (4)       273        90        144        39
Property management/Construction/legal fees - Fund II (4)            1,594     1,027        289       278
Klaff related fees                                                   3,158     1,115        985     1,058
Other fees                                                           1,100       624        296       180
                                                                   -------   -------    -------   -------
                                                                   $ 8,825   $ 3,756    $ 2,506   $ 2,563

 Priority distributions - Fund I                                       568       352        216      --
                                                                   -------   -------    -------   -------
 Total Management fees and priority distributions                  $ 9,393   $ 4,108    $ 2,722   $ 2,563
                                                                   =======   =======    =======   =======

3    Represents amounts distributed to the Company in excess of its pro-rata share as a result of the performance of the Mervyn's investment.

4    Includes approximately $1,100 of construction activity reclassified from G&A to construction fee revenue.

                                                               ACADIA

                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006


                                             Statements of Operations - Consolidated (1)
                                                  Current Quarter and Year-to-Date
                                                           (in thousands)

                                                          Previous Quarters



                                                     3 months                                       3 months
                                                  ended June 30,                                  ended March 31,
                                                      2006                                            2006
                                  --------------------------------------------- -------------------------------------------------
                                                          Discontinued                                               Discontinued
                                  Wholly Owned    JV's    operations     Total   Wholly Owned    JV's    Operations      Total

PROPERTY REVENUES
Minimum rents                         $ 12,290    $  5,911    $  1,582    $ 19,783    $ 12,251    $  5,346    $  1,572    $ 19,169
Percentage rents                           122           1          29         152         185           9          13         207
Expense reimbursements                   3,045         580         665       4,290       3,262         709         745       4,716
Other property income                      207           1          23         231         191          16          31         238
                                      --------    --------    --------    --------    --------    --------    --------    --------
                                        15,664       6,493       2,299      24,456      15,889       6,080       2,361      24,330
                                      --------    --------    --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                       2,839         502         511       3,852       3,102         538         593       4,233
Real estate taxes                        1,831         453         589       2,873       1,994         631         553       3,178
                                      --------    --------    --------    --------    --------    --------    --------    --------
                                         4,670         955       1,100       6,725       5,096       1,169       1,146       7,411
                                      --------    --------    --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES       10,994       5,538       1,199      17,731      10,793       4,911       1,215      16,919


OTHER INCOME (EXPENSE)
General and administrative              (2,357)       --          --        (2,357)     (2,693)       --          --        (2,693)
Property related home
 office expenses                        (2,238)        (63)       --        (2,301)     (2,517)        (61)       --        (2,578)
Equity in earnings
 of unconsolidated properties             --           (46)       --           (46)       --           216        --           216
Lease termination income                  --          --          --          --          --          --          --          --
Interest income                          1,860         134        --         1,994       1,663         103        --         1,766
Asset and property
 management income (2)                   2,506        --          --         2,506       2,563        --          --         2,563
Promote Fee (3)                           --          --          --          --           258        --          --           258
Property management expense                (39)        105         (15)         51         (64)       (238)        (11)       (313)
Straight-line rent income                  192      (1,130)          9        (929)        114        (533)         12        (407)
Straight-line rents written off           --          --          --          --          --          --          --          --
FAS 141 Rent                               (68)         (8)       --           (76)         47          (5)       --            42
Abandoned project costs                   --          --          --          --          --          --          --          --
Hurricane related income (expenses)       --          --          --          --          --          --          --          --
Provision for Income Taxes                (356)         (5)       --          (361)       (419)        (30)       --          (449)
Other income (expense)                      (8)        173        --           165        --          --          --          --
                                      --------    --------    --------    --------    --------    --------    --------    --------
EBIDTA                                  10,486       4,698       1,193      16,377       9,745       4,363       1,216      15,324

Depreciation and amortization           (3,721)     (1,984)       (448)     (6,153)     (3,704)     (1,921)       (451)     (6,076)
FAS 141 Amortization                      (157)        (41)       --          (198)       (154)        (42)       --          (196)
Interest expense                        (3,812)     (1,744)       (225)     (5,781)     (3,538)     (1,548)       (204)     (5,290)
Loan defeasance
 (net of reimbursement)                   --          --          --          --         1,141      (1,467)       --          (326)
FAS 141 Interest                            23          15        --            38          16         712        --           728
Impairment of real estate                 --          --          --          --          --          --          --          --
Gain on sale of properties                --          --          --          --          --          --          --          --
Gain (loss) on
  sale of properties - Mervyns (1)        --           785        --           785        --           464        --           464
Income taxes on gain
 on property sale - Mervyns               --          --          --          --          --          --          --          --
                                      --------    --------    --------    --------    --------    --------    --------    --------
Income before minority interest          2,819       1,729         520       5,068       3,506         561         561       4,628

Minority interest - OP                     (63)        (31)        (10)       (104)        (64)        (19)        (11)        (94)
Minority interest                          (34)        (82)       --          (116)        (88)        (93)       --          (181)
                                      --------    --------    --------    --------    --------    --------    --------    --------
NET INCOME                            $  2,722    $  1,616    $    510    $  4,848    $  3,354    $    449    $    550    $  4,353
                                      ========    ========    ========    ========    ========    ========    ========    ========


                                                               ACADIA

                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006



                                        Statements of Operations - Joint Venture Activity (1)
                                                  Current Quarter and Year-to-Date
                                                           (in thousands)




                                                                            Year-to-Date

                                                                               Period
                                                                         ended September 30,
                                                                                2006

                                                  --------------------------------------------------------------------------
                                                             AKR Pro-rata    AKR
                                                              share and   Brandywine             AKR Pro-
                                                  Fund 1      20% Promote   Promote    Mervyns 1 rata share    Fund II
                                                  --------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $  9,350    $  3,532    $  5,818    $   --      $   --      $  6,473
Percentage rents                                       --          --          --          --          --           569
Expense reimbursements                                  614         232         382        --          --           885
Other property income                                   139          52          87        --          --            53
                                                   --------    --------    --------    --------    --------    --------
                                                     10,103       3,816       6,287        --          --         7,980
                                                   --------    --------    --------    --------    --------    --------
PROPERTY EXPENSES
Property operating                                      498         188         310        --          --         1,394
Real estate taxes                                       648         244         404        --          --         1,244
                                                   --------    --------    --------    --------    --------    --------
                                                      1,146         432         714        --          --         2,638
                                                   --------    --------    --------    --------    --------    --------
NET OPERATING INCOME - PROPERTIES                     8,957       3,384       5,573        --          --         5,342


OTHER INCOME (EXPENSE)
General and administrative                             --          --          --          --          --          --
Property related home office expenses                  (175)        (67)       (108)         (5)         (2)       (242)
Equity in earnings of unconsolidated properties         123          31          47         464          89        (229)
Lease termination income                               --          --          --          --          --          --
Interest income                                         297         112         185          32          11         150
Asset and property management income                   --          --          --          --          --          --
Promote Fee                                            --          --          --          (332)       --          --
Asset and property management expense (2)                (5)         (2)         (3)       --          --        (3,672)
Straight-line rent income                              (958)       (362)       (596)       --          --            56
Straight-line rents written off                        --          --          --          --          --          --
FAS 141 Rent                                           --          --          --          --          --          (672)
Abandoned project costs                                --          --          --          --          --          --
Hurricane related expenses                             --          --          --          --          --          --
Provision for income taxes                              (47)        (18)        (29)         (8)         (3)       --
Other income                                           --          --          --          --          --          --
                                                   --------    --------    --------    --------    --------    --------
EBIDTA                                                8,192       3,078       5,069         151          95         733

Depreciation and amortization (3)                    (4,748)     (1,795)     (2,953)       --          --        (1,864)
FAS 141 Amortization                                   --          --          --          --          --          (622)
Interest expense                                     (1,857)       (656)     (1,156)        (12)         (5)     (3,596)
Loan defeasance                                        --          --          --          --          --          --
FAS 141 Interest                                         45          18          27        --          --          --
Impairment of real estate                              --          --          --          --          --          --
Gain on sale of properties                             --          --          --          --          --          --
Gain (loss) on sale of properties - Mervyn's           --          --          --           843         146        --
Income taxes on gain on property sale - Mervyn's       --          --          --          --          --          --

Income before minority interest                       1,632         645         987         982         236      (5,349)
                                                   --------    --------    --------    --------    --------    --------
Minority interest - OP                                 --           (13)        (20)       --            (3)       --
Minority interest                                      (287)       (109)       (178)       --          --            51
                                                   --------    --------    --------    --------    --------    --------
NET INCOME                                         $  1,345    $    523    $    789    $    982    $    233    $ (5,298)
                                                   ========    ========    ========    ========    ========    ========




                                                                            Year-to-Date

                                                                               Period
                                                                         ended September 30,
                                                                                2006

                                  -----------------------------------------------------------------------------------------------

                                  AKR Pro-                AKR Pro-                  AKR Pro-               AKR Pro-   AKR Pro
                                  rata share  Mervyns II  rata share  Brandywine JV rata share Crossroads  rata share rata Total
                                  -----------------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                       $  1,297    $   --      $   --      $ 10,775    $  2,394    $  4,573    $  2,242    $ 15,283
Percentage rents                         114        --          --           364          81          12           6         201
Expense reimbursements                   177        --          --         1,741         387       1,881         922       2,100
Other property income                     11        --          --             3        --            27          13         163
                                    --------    --------    --------    --------    --------    --------    --------    --------
                                       1,599        --          --        12,883       2,862       6,493       3,183      17,747
                                    --------    --------    --------    --------    --------    --------    --------    --------
PROPERTY EXPENSES
Property operating                       279        --          --         2,273         505         708         347       1,629
Real estate taxes                        249        --          --           686         153       1,269         621       1,671
                                    --------    --------    --------    --------    --------    --------    --------    --------
                                         528        --          --         2,959         658       1,977         968       3,300

NET OPERATING INCOME - PROPERTIES      1,071        --          --         9,924       2,204       4,516       2,215      14,447


OTHER INCOME (EXPENSE)
General and administrative              --          --          --          --          --          --          --          --
Property related home
 office expenses                         (48)         (5)         (1)       --          --          --          --          (226)
Equity in earnings of
  unconsolidated properties              (46)        464          91        --          --          --          --           212
Lease termination income                --          --          --          --          --          --          --          --
Interest income                           30          33           6          55          12          46          22         378
Asset and property
  management income                     --          --          --          --          --          --          --          --
Promote Fee                             --          --          --          --          --          --          --          --
Asset and property
 management expense (2)                 --          --          --          (661)       --          --          --            (5)
Straight-line rent income                 11        --          --           421          93          22          11        (843)
Straight-line rents written off         --          --          --          --          --          --          --          --
FAS 141 Rent                            (135)       --          --           512         114        --          --           (21)
Abandoned project costs                 --          --          --          --          --          --          --          --
Hurricane related expenses              --          --          --          --          --          --          --          --
Provision for income taxes              --            (8)         (1)       --          --          --          --           (51)
Other income                            --          --          --          --          --           354         173         173
                                    --------    --------    --------    --------    --------    --------    --------    --------
EBIDTA                                   883         484          95      10,251       2,423       4,938       2,421      14,064

Depreciation and
 amortization (3)                       (373)       --          --        (2,214)       (492)       (437)       (215)     (5,828)
FAS 141 Amortization                    (124)       --          --          --          --          --          --          (124)
Interest expense                        (719)        (12)         (2)     (6,055)     (1,303)     (2,607)     (1,278)     (5,119)
Loan defeasance                         --          --          --        (6,604)     (1,467)       --          --        (1,467)
FAS 141 Interest                        --          --          --         3,138         697        --          --           742
Impairment of real estate               --          --          --          --          --          --          --          --
Gain on sale of properties              --          --          --          --          --          --          --          --
Gain (loss) on sale of
  properties - Mervyn's                 --           843         169        --          --          --          --           315
Income taxes on gain on
  property sale - Mervyn's              --          --          --          --          --          --          --          --
                                    --------    --------    --------    --------    --------    --------    --------    --------
Income before minority interest         (333)      1,315         262      (1,484)       (142)      1,894         928       2,583

Minority interest - OP                     7        --            (6)       --          --          --           (19)        (54)
Minority interest                         10        --          --          --          --          --          --          (277)
                                    --------    --------    --------    --------    --------    --------    --------    --------
NET INCOME                          $   (316)   $  1,315    $    256    $ (1,484)   $   (142)   $  1,894    $    909    $  2,252
                                    ========    ========    ========    ========    ========    ========    ========    ========


(1)  Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping
     Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2)  Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3)  In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.




                                                               PAGE 11


                                                               ACADIA

                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006



                                        Statements of Operations - Joint Venture Activity (1)
                                                  Current Quarter and Year-to-Date
                                                           (in thousands)

                                                                              Current Quarter

                                                                                 3 months
                                                                             ended September 30,
                                                                                   2006
                                                  ----------------------------------------------------------------------------
                                                           AKR Pro-rata   AKR
                                                           share and    Brandywine           AKR Pro-               AKR Pro-
                                                   Fund 1  20% Promote   Promote   Mervyns 1 rata share   Fund II   rata share
                                                  ----------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $ 2,042    $   771    $ 1,271    $  --      $  --      $ 2,180    $   436
                                                   -------    -------    -------    -------    -------    -------    -------
Percentage rents                                      --         --         --         --         --          564        113
Expense reimbursements                                 347        131        216       --         --          209         42
Other property income                                  133         50         83       --         --           44          9
                                                   -------    -------    -------    -------    -------    -------    -------
                                                     2,522        952      1,570       --         --        2,997        600
                                                   -------    -------    -------    -------    -------    -------    -------

PROPERTY EXPENSES
Property operating                                     204         77        127       --         --          459         92
Real estate taxes                                      236         89        147       --         --          428         86
                                                   -------    -------    -------    -------    -------    -------    -------
                                                       440        166        274       --         --          887        178
                                                   -------    -------    -------    -------    -------    -------    -------

NET OPERATING INCOME - PROPERTIES                    2,082        786      1,296       --         --        2,110        422


OTHER INCOME (EXPENSE)
General and administrative                            --         --         --         --         --         --         --
Property related home office expenses                  (73)       (28)       (45)        (4)        (2)      (132)       (26)
Equity in earnings of unconsolidated properties         33         12          6         57         22        (38)        (8)
Lease termination income                              --         --         --         --         --         --         --
Interest income                                        100         38         62         24          9         85         17
Asset and property management income                  --         --         --         --         --         --         --
Promote Fee                                           --         --         --         --         --         --         --
Asset and property management expense (2)              128         48         80       --         --       (1,229)      --
Straight-line rent income                              786        297        489       --         --           (8)        (2)
Straight-line rents written off                       --         --         --         --         --         --         --
FAS 141 Rent                                          --         --         --         --         --         (224)       (45)
Abandoned project costs                               --         --         --         --         --         --         --
Hurricane related expenses                            --         --         --         --         --         --         --
Provision for income taxes                             (13)        (5)        (8)        (6)        (2)      --         --
Other income                                          --         --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------    -------

EBIDTA                                               3,043      1,148      1,880         71         27        564        358

Depreciation and amortization (3)                   (1,569)      (593)      (976)      --         --         (626)      (125)
FAS 141 Amortization                                  --         --         --         --         --         (207)       (41)
Interest expense                                      (617)      (218)      (384)       (12)        (5)    (1,103)      (221)
Loan defeasance                                       --         --         --         --         --         --         --
FAS 141 Interest                                        15          6          9       --         --         --         --
Impairment of real estate                             --         --         --         --         --         --         --
Gain on sale of properties                            --         --         --         --         --         --         --
Gain (loss) on sale of properties - Mervyn's          --         --         --       (1,615)      (611)      --         --
Income taxes on gain on property sale - Mervyn's      --         --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------    -------
Income before minority interest                        872        343        529     (1,556)      (589)    (1,372)       (29)

Minority interest - OP                                --           (7)       (11)      --           12       --            1
Minority interest                                     (104)       (39)       (65)      --         --           10          2
                                                   -------    -------    -------    -------    -------    -------    -------
NET INCOME                                         $   768    $   297    $   453    $(1,556)   $  (577)   $(1,362)   $   (26)
                                                   =======    =======    =======    =======    =======    =======    =======


                                                                              Current Quarter

                                                                                 3 months
                                                                             ended September 30,
                                                                                   2006
                                                  ----------------------------------------------------------------------------

                                                              AKR Pro-    Brandy-   AKR Pro-              AKR Pro-   AKR Pro-
                                                  Mervyns II  rata share  wine JV   rata share Crossroads rata share rata Total
                                                  ----------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $  --      $  --        3,591    $   798    $ 1,530    $   750    $ 4,026
Percentage rents                                      --         --          322         72         12          6        191
Expense reimbursements                                --         --          539        120        616        302        811
Other property income                                 --         --            2       --            8          4        146
                                                   -------    -------    -------    -------    -------    -------    -------
                                                      --         --        4,454        990      2,166      1,062      5,174
                                                   -------    -------    -------    -------    -------    -------    -------
PROPERTY EXPENSES
Property operating                                    --         --          797        177        236        116        589
Real estate taxes                                     --         --          238         53        433        212        587
                                                   -------    -------    -------    -------    -------    -------    -------
                                                      --         --        1,035        230        669        328      1,176

NET OPERATING INCOME - PROPERTIES                     --         --        3,419        760      1,497        734      3,998


OTHER INCOME (EXPENSE)
General and administrative                            --         --         --         --         --         --
Property related home office expenses                   (4)        (1)      --         --         --         --         (102)
Equity in earnings of unconsolidated properties         57         10       --         --         --         --           42
Lease termination income                              --         --         --         --         --         --         --
Interest income                                         24          5         24          5         11          5        141
Asset and property management income                  --         --         --         --         --         --         --
Promote Fee                                           --         --         --         --         --         --         --
Asset and property management expense (2)             --         --         (226)      --         --         --          128
Straight-line rent income                             --         --          123         27         18          9        820
Straight-line rents written off                       --         --         --         --         --         --         --
FAS 141 Rent                                          --         --          165         37       --         --           (8)
Abandoned project costs                               --         --         --         --         --         --         --
Hurricane related expenses                            --         --         --         --         --         --         --
Provision for income taxes                              (6)        (1)      --         --         --         --          (16)
Other income                                          --         --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------    -------
EBIDTA                                                  71         13      3,505        829      1,526        748      5,003

Depreciation and amortization (3)                     --         --         (706)      (157)      (146)       (72)    (1,923)
FAS 141 Amortization                                  --         --         --         --         --         --          (41)
Interest expense                                       (12)        (2)    (2,547)      (566)      (879)      (431)    (1,827)
Loan defeasance                                       --         --         --         --         --         --         --
FAS 141 Interest                                      --         --         --         --         --         --           15
Impairment of real estate                             --         --         --         --         --         --         --
Gain on sale of properties                            --         --         --         --         --         --         --
Gain (loss) on sale of properties - Mervyn's        (1,615)      (323)      --         --         --         --         (934)
Income taxes on gain on property sale - Mervyn's      --         --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------    -------
Income before minority interest                     (1,556)      (312)       252        106        501        245        293

Minority interest - OP                                --            6       --         --         --           (5)        (4)
Minority interest                                     --         --         --         --         --         --         (102)
                                                   -------    -------    -------    -------    -------    -------    -------
NET INCOME                                         $(1,556)   $  (306)   $   252    $   106    $   501    $   240    $   187
                                                   =======    =======    =======    =======    =======    =======    =======



                                                              PAGE 12


                                                               ACADIA

                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006




                                        Statements of Operations - Joint Venture Activity (1)
                                                  Current Quarter and Year-to-Date
                                                           (in thousands)


                                                                              Previous Quarter

                                                                                 3 months
                                                                              ended June 30,
                                                                                   2006
                                                  ----------------------------------------------------------------------------
                                                          AKR Pro-rata   AKR
                                                           share and    Brandywine           AKR Pro-               AKR Pro-
                                                   Fund 1  20% Promote   Promote   Mervyns 1 rata share   Fund II   rata share
                                                  ----------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $ 3,963    $ 1,497    $ 2,466    $  --      $  --      $ 1,976    $   395
                                                   -------    -------    -------    -------    -------    -------    -------
Percentage rents                                      --         --         --         --         --            5          1
Expense reimbursements                                  76         29         47       --         --          252         50
Other property income                                   (3)        (1)        (2)      --         --            1       --
                                                   -------    -------    -------    -------    -------    -------    -------
                                                     4,036      1,525      2,511       --         --        2,234        446
                                                   -------    -------    -------    -------    -------    -------    -------
PROPERTY EXPENSES
Property operating                                     152         57         95       --         --          386         77
Real estate taxes                                      115         43         72       --         --          407         81
                                                   -------    -------    -------    -------    -------    -------    -------
                                                       267        100        167       --         --          793        158
                                                   -------    -------    -------    -------    -------    -------    -------
NET OPERATING INCOME - PROPERTIES                    3,769      1,425      2,344       --         --        1,441        288


OTHER INCOME (EXPENSE)
General and administrative                            --         --         --         --         --         --         --
Property related home office expenses                  (50)       (19)       (31)        (1)      --          (64)       (13)
Equity in earnings of unconsolidated properties         71         27         29       (152)       (57)       (69)       (14)
Lease termination income                              --         --         --         --         --         --         --
Interest income                                        109         41         68          2          1         57         11
Asset and property management income                  --         --         --         --         --         --         --
Promote Fee                                           --         --         --         --         --         --         --
Asset and property management expense (2)              105         40         65       --         --       (1,238)      --
Straight-line rent income                           (1,180)      (446)      (734)      --         --           60         12
Straight-line rents written off                       --         --         --         --         --         --         --
FAS 141 Rent                                          --         --         --         --         --         (224)       (45)
Abandoned project costs                               --         --         --         --         --         --         --
Hurricane related expenses                            --         --         --         --         --         --         --
Provision for income taxes                              (4)        (2)        (2)        (2)        (1)      --         --
Other income                                          --         --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------    -------
EBIDTA                                               2,820      1,066      1,739       (153)       (57)       (37)       239

Depreciation and amortization (3)                   (1,608)      (608)    (1,000)      --         --         (643)      (129)
FAS 141 Amortization                                  --         --         --         --         --         (207)       (41)
Interest expense                                      (612)      (216)      (381)      --         --       (1,421)      (284)
Loan defeasance                                       --         --         --         --         --         --         --
FAS 141 Interest                                        15          6          9       --         --         --         --
Impairment of real estate                             --         --         --         --         --         --         --
Gain on sale of properties                            --         --         --         --         --         --         --
Gain (loss) on sale of properties - Mervyn's          --         --         --        1,359        513       --         --
Income taxes on gain on property sale - Mervyn's      --         --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------    -------
Income before minority interest                        615        248        367      1,206        456     (2,308)      (215)

Minority interest - OP                                --           (5)        (7)      --           (9)      --            4
Minority interest                                      (89)       (34)       (55)      --         --           35          7
                                                   -------    -------    -------    -------    -------    -------    -------
NET INCOME                                         $   526    $   209    $   305    $ 1,206    $   447    $(2,273)   $  (204)
                                                   =======    =======    =======    =======    =======    =======    =======



                                                                              Previous Quarter

                                                                                 3 months
                                                                              ended June 30,
                                                                                   2006
                                                  ----------------------------------------------------------------------------

                                                              AKR Pro-    Brandy-   AKR Pro-              AKR Pro-   AKR Pro-
                                                  Mervyns II  rata share  wine JV   rata share Crossroads rata share rata Total
                                                 ----------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $  --      $  --        3,615    $   803    $ 1,529    $   750    $ 5,911
Percentage rents                                      --         --         --         --         --         --            1
Expense reimbursements                                --         --          648        144        633        310        580
Other property income                                 --         --            1       --            9          4          1
                                                   -------    -------    -------    -------    -------    -------    -------
                                                      --         --        4,264        947      2,171      1,064      6,493
                                                   -------    -------    -------    -------    -------    -------    -------

PROPERTY EXPENSES
Property operating                                    --         --          697        155        241        118        502
Real estate taxes                                     --         --          224         50        423        207        453
                                                   -------    -------    -------    -------    -------    -------    -------
                                                      --         --          921        205        664        325        955
                                                   -------    -------    -------    -------    -------    -------    -------
NET OPERATING INCOME - PROPERTIES                     --         --        3,343        742      1,507        739      5,538


OTHER INCOME (EXPENSE)
General and administrative                            --         --         --         --         --         --
Property related home office expenses                   (1)      --         --         --         --         --          (63)
Equity in earnings of unconsolidated properties       (152)       (31)      --         --         --         --          (46)
Lease termination income                              --         --         --         --         --         --         --
Interest income                                          2       --           26          6         15          7        134
Asset and property management income                  --         --         --         --         --         --         --
Promote Fee                                           --         --         --         --         --         --         --
Asset and property management expense (2)             --         --         (225)      --         --         --          105
Straight-line rent income                             --         --          136         30         17          8     (1,130)
Straight-line rents written off                       --         --         --         --         --         --         --
FAS 141 Rent                                          --         --          165         37       --         --           (8)
Abandoned project costs                               --         --         --         --         --         --         --
Hurricane related expenses                            --         --         --         --         --         --         --
Provision for income taxes                              (2)      --         --         --         --         --           (5)
Other income                                          --         --         --         --          354        173        173
                                                   -------    -------    -------    -------    -------    -------    -------
EBIDTA                                                (153)       (31)     3,445        815      1,893        927      4,698

Depreciation and amortization (3)                     --         --         (784)      (174)      (148)       (73)    (1,984)
FAS 141 Amortization                                  --         --         --         --         --         --          (41)
Interest expense                                      --         --       (1,965)      (437)      (869)      (426)    (1,744)
Loan defeasance                                       --         --         --         --         --         --         --
FAS 141 Interest                                      --         --         --         --         --         --           15
Impairment of real estate                             --         --         --         --         --         --         --
Gain on sale of properties                            --         --         --         --         --         --         --
Gain (loss) on sale of properties - Mervyn's         1,359        272       --         --         --         --          785
Income taxes on gain on property sale - Mervyn's      --         --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------    -------
Income before minority interest                      1,206        241        696        204        876        428      1,729

Minority interest - OP                                --           (5)      --         --         --           (9)       (31)
Minority interest                                     --         --         --         --         --         --          (82)
                                                   -------    -------    -------    -------    -------    -------    -------
NET INCOME                                         $ 1,206    $   236    $   696    $   204    $   876    $   419    $ 1,616
                                                   =======    =======    =======    =======    =======    =======    =======

                                                               ACADIA

                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006



                                        Statements of Operations - Joint Venture Activity (1)
                                                  Current Quarter and Year-to-Date
                                                           (in thousands)


                                                                              Previous Quarter

                                                                                 3 months
                                                                              ended March 31,
                                                                                   2006
                                                  ----------------------------------------------------------------------------
                                                          AKR Pro-rata   AKR
                                                           share and    Brandywine           AKR Pro-               AKR Pro-
                                                   Fund 1  20% Promote   Promote   Mervyns 1 rata share   Fund II   rata share
                                                  ----------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                      $ 3,345    $ 1,264    $ 2,081    $  --      $  --      $ 2,317    $   466
Percentage rents                                      --         --         --         --         --         --         --
Expense reimbursements                                 191         72        119       --         --          424         85
Other property income                                    9          3          6       --         --            8          2
                                                   -------    -------    -------    -------    -------    -------    -------
                                                     3,545      1,339      2,206       --         --        2,749        553
                                                   -------    -------    -------    -------    -------    -------    -------
PROPERTY EXPENSES
Property operating                                     142         54         88       --         --          549        110
Real estate taxes                                      297        112        185       --         --          409         82
                                                   -------    -------    -------    -------    -------    -------    -------
                                                       439        166        273       --         --          958        192
                                                   -------    -------    -------    -------    -------    -------    -------
NET OPERATING INCOME - PROPERTIES                    3,106      1,173      1,933       --         --        1,791        361


OTHER INCOME (EXPENSE)
General and administrative                            --         --         --         --         --         --         --
Property related home office expenses                  (52)       (20)       (32)      --         --          (46)        (9)
Equity in earnings of unconsolidated properties         19         (8)        12        559        124       (122)       (24)
Lease termination income                              --         --         --         --         --         --         --
Interest income                                         88         33         55          6          1          8          2
Asset and property management income                  --         --         --         --         --         --         --
Promote Fee                                           --         --         --         (332)      --         --         --
Asset and property management expense (2)             (238)       (90)      (148)      --         --       (1,205)      --
Straight-line rent income                             (564)      (213)      (351)      --         --            4          1
Straight-line rents written off                       --         --         --         --         --         --         --
FAS 141 Rent                                          --         --         --         --         --         (224)       (45)
Abandoned project costs                               --         --         --         --         --         --         --
Hurricane related expenses                            --         --         --         --         --         --         --
Provision for income taxes                             (30)       (11)       (19)      --         --         --         --
Other income                                          --         --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------    -------
EBIDTA                                               2,329        864      1,450        233        125        206        286

Depreciation and amortization (3)                   (1,571)      (594)      (977)      --         --         (595)      (119)
FAS 141 Amortization                                  --         --         --         --         --         (208)       (42)
Interest expense                                      (628)      (222)      (391)      --         --       (1,072)      (214)
Loan defeasance                                       --         --         --         --         --         --         --
FAS 141 Interest                                        15          6          9       --         --         --         --
Impairment of real estate                             --         --         --         --         --         --         --
Gain on sale of properties                            --         --         --         --         --         --         --
Gain (loss) on sale of properties - Mervyn's          --         --         --        1,099        244       --         --
Income taxes on gain on property sale - Mervyn's      --         --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------    -------
Income before minority interest                        145         54         91      1,332        369     (1,669)       (89)

Minority interest - OP                                --           (1)        (2)      --           (6)      --            2
Minority interest                                      (94)       (36)       (58)      --         --            6          1
                                                   -------    -------    -------    -------    -------    -------    -------
NET INCOME                                         $    51    $    17    $    31    $ 1,332    $   363    $(1,663)   $   (86)
                                                   =======    =======    =======    =======    =======    =======    =======



                                                                              Previous Quarter

                                                                                 3 months
                                                                              ended March 31,
                                                                                   2006
                                                  ----------------------------------------------------------------------------

                                                              AKR Pro-    Brandy-   AKR Pro-              AKR Pro-   AKR Pro-
                                                  Mervyns II  rata share  wine JV   rata share Crossroads rata share rata Total
                                                 ----------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $  --     $  --        3,569    $   793    $ 1,514    $   742    $ 5,346
Percentage rents                                      --        --           42          9       --         --            9
Expense reimbursements                                --        --          554        123        632        310        709
Other property income                                 --        --         --         --           10          5         16
                                                   -------   -------    -------    -------    -------    -------    -------
                                                      --        --        4,165        925      2,156      1,057      6,080
                                                   -------   -------    -------    -------    -------    -------    -------
PROPERTY EXPENSES
Property operating                                    --        --          779        173        231        113        538
Real estate taxes                                     --        --          224         50        413        202        631
                                                   -------   -------    -------    -------    -------    -------    -------
                                                      --        --        1,003        223        644        315      1,169
                                                   -------   -------    -------    -------    -------    -------    -------
NET OPERATING INCOME - PROPERTIES                     --        --        3,162        702      1,512        742      4,911


OTHER INCOME (EXPENSE)
General and administrative                            --        --         --         --         --         --
Property related home office expenses                 --        --         --         --         --         --          (61)
Equity in earnings of unconsolidated properties        559       112       --         --         --         --          216
Lease termination income                              --        --         --         --         --         --         --
Interest income                                          7         1          5          1         20         10        103
Asset and property management income                  --        --         --         --         --         --         --
Promote Fee                                           --        --         --         --         --         --         --
Asset and property management expense (2)             --        --         (210)      --         --         --         (238)
Straight-line rent income                             --        --          162         36        (13)        (6)      (533)
Straight-line rents written off                       --        --         --         --         --         --         --
FAS 141 Rent                                          --        --          182         40       --         --           (5)
Abandoned project costs                               --        --         --         --         --         --         --
Hurricane related expenses                            --        --         --         --         --         --         --
Provision for income taxes                            --        --         --         --         --         --          (30)
Other income                                          --        --         --         --         --         --         --
                                                   -------   -------    -------    -------    -------    -------    -------
EBIDTA                                                 566       113      3,301        779      1,519        746      4,363

Depreciation and amortization (3)                     --        --         (724)      (161)      (143)       (70)    (1,921)
FAS 141 Amortization                                  --        --         --         --         --         --          (42)
Interest expense                                      --        --       (1,543)      (300)      (859)      (421)    (1,548)
Loan defeasance                                       --        --       (6,604)    (1,467)      --         --       (1,467)
FAS 141 Interest                                      --        --        3,138        697       --         --          712
Impairment of real estate                             --        --         --         --         --         --         --
Gain on sale of properties                            --        --         --         --         --         --         --
Gain (loss) on sale of properties - Mervyn's         1,099       220       --         --         --         --          464
Income taxes on gain on property sale - Mervyn's      --        --         --         --         --         --         --
                                                   -------   -------    -------    -------    -------    -------    -------
Income before minority interest                      1,665       333     (2,432)      (452)       517        255        561

Minority interest - OP                                --          (7)      --         --         --           (5)       (19)
Minority interest                                     --        --         --         --         --         --          (93)
                                                   -------   -------    -------    -------    -------    -------    -------
NET INCOME                                         $ 1,665   $   326    $(2,432)   $  (452)   $   517    $   250    $   449
                                                   =======   =======    =======    =======    =======    =======    =======


                                                               ACADIA

                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006



                                         Statements of Operations - Activity by Source (1)
                                                           (in thousands)


                                                     Year-to-date                                Current Quarter

                                                         Period                                      3 months
                                                  ended September 30,                          ended September 30,
                                                          2006                                         2006
                                   -------------------------------------------- -------------------------------------------------
                                     Retail    Multi-Family Corporate   Total      Retail    Multi-Family  Corporate    Total
                                   -------------------------------------------- -------------------------------------------------
PROPERTY REVENUES
Minimum rents                      $ 51,451    $  5,529    $   --      $ 56,980    $ 16,246    $  1,782    $   --      $ 18,028
Percentage rents                        674        --          --           674         315        --          --           315
Expense reimbursements               13,655        --          --        13,655       4,649        --          --         4,649
Other property income                   480         328        --           808         256          83        --           339
                                   --------    --------    --------    --------    --------    --------    --------    --------
                                     66,260       5,857        --        72,117      21,466       1,865        --        23,331
                                   --------    --------    --------    --------    --------    --------    --------    --------
PROPERTY EXPENSES
Property operating                    9,515       2,858        --        12,373       3,231       1,057        --         4,288
Real estate taxes                     8,785         314        --         9,099       2,949          99        --         3,048
                                   --------    --------    --------    --------    --------    --------    --------    --------
                                     18,300       3,172        --        21,472       6,180       1,156        --         7,336
                                   --------    --------    --------    --------    --------    --------    --------    --------
NET OPERATING INCOME - PROPERTIES    47,960       2,685        --        50,645      15,286         709        --        15,995


OTHER INCOME (EXPENSE)
General and administrative             --          --        (7,947)     (7,947)       --          --        (2,897)     (2,897)
Property related home
   office expenses                     --          --        (7,656)     (7,656)       --          --        (2,777)     (2,777)
Equity in earnings of
  Fund I unconsolidated properties      211        --          --           211          42        --          --            42
Lease termination income               --          --          --          --          --          --          --          --
Interest income                        --            13       5,982       5,995        --             5       2,230       2,235
Asset and property
   management income                   --          --         8,825       8,825        --          --         3,756       3,756
Promote Fee                             258        --          --           258        --          --          --          --
Other property management fees          (93)       (112)       --          (205)         98         (41)       --            57
Straight-line rent income              (473)       --          --          (473)        863        --          --           863
Straight-line rents written off        --          --          --          --          --          --          --          --
FAS 141 Rent                           (166)       --          --          (166)       (132)       --          --          (132)
Abandoned project costs                --          --          --          --          --          --          --          --
Hurricane related expenses             --          --          --          --          --          --          --          --
Provision for income taxes             (162)       --          --          (162)        648        --          --           648
Other income                            165        --          --           165        --          --          --          --
                                   --------    --------    --------    --------    --------    --------    --------    --------
EBIDTA                               47,700       2,586        (796)     49,490      16,805         673         312      17,790

Depreciation and amortization       (16,966)     (1,133)       (351)    (18,450)     (5,724)       (380)       (117)     (6,221)
FAS 141 Amortization                   (676)       --          --          (676)       (283)       --          --          (283)
Interest expense                    (15,992)     (1,094)       --       (17,086)     (5,650)       (365)       --        (6,015)
Loan defeasance                        (326)       --          --          (326)       --          --          --          --
FAS 141 Interest                        804        --          --           804          38        --          --            38
Impairment of real estate              --          --          --          --          --          --          --          --
Gain on sale of properties             --          --          --          --          --          --          --          --
Gain (loss) on sale
  of properties - Mervyn's              315        --          --           315        (934)       --          --          (934)
Income taxes on gain
  on property sale - Mervyn's          --          --          --          --          --          --          --          --
                                   --------    --------    --------    --------    --------    --------    --------    --------
Income before minority interest      14,859         359      (1,147)     14,071       4,252         (72)        195       4,375

Minority interest - OP                 (302)         (8)         23        (287)        (86)          1          (4)        (89)
Minority interest                      (461)       --          --          (461)       (164)       --          --          (164)
                                   --------    --------    --------    --------    --------    --------    --------    --------
NET INCOME                         $ 14,096    $    351    $ (1,124)   $ 13,323    $  4,002    $    (71)   $    191    $  4,122
                                   ========    ========    ========    ========    ========    ========    ========    ========

(1)  Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping
     Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.


                                                         Previous Quarters


                                                         Period                                    3 months
                                                      ended June 30,                             ended March 31,
                                                          2006                                         2006
                                   -------------------------------------------- -------------------------------------------------
                                     Retail    Multi-Family Corporate   Total      Retail    Multi-Family  Corporate    Total
                                   -------------------------------------------- -------------------------------------------------
PROPERTY REVENUES
Minimum rents                        $ 17,941    $  1,842    $   --      $ 19,783    $ 17,264    $  1,905    $   --      $ 19,169
Percentage rents                          152        --          --           152         207        --          --           207
Expense reimbursements                  4,290        --          --         4,290       4,716        --          --         4,716
Other property income                     113         118        --           231         111         127        --           238
                                     --------    --------    --------    --------    --------    --------    --------    --------
                                       22,496       1,960        --        24,456      22,298       2,032        --        24,330
                                     --------    --------    --------    --------    --------    --------    --------    --------
PROPERTY EXPENSES
Property operating                      2,951         901        --         3,852       3,333         900        --         4,233
Real estate taxes                       2,773         100        --         2,873       3,063         115        --         3,178
                                     --------    --------    --------    --------    --------    --------    --------    --------
                                        5,724       1,001        --         6,725       6,396       1,015        --         7,411
                                     --------    --------    --------    --------    --------    --------    --------    --------
NET OPERATING INCOME - PROPERTIES      16,772         959        --        17,731      15,902       1,017        --        16,919


OTHER INCOME (EXPENSE)
General and administrative               --          --        (2,357)     (2,357)       --          --        (2,693)     (2,693)
Property related home
   office expenses                       --          --        (2,301)     (2,301)       --          --        (2,578)     (2,578)
Equity in earnings of
  Fund I unconsolidated properties        (46)       --          --           (46)        215        --          --           215
Lease termination income                 --          --          --          --          --          --          --          --
Interest income                          --             4       1,990       1,994        --             4       1,762       1,766
Asset and property
   management income                     --          --         2,506       2,506        --          --         2,563       2,563
Promote Fee                              --          --          --          --           258        --          --           258
Other property management fees             82         (31)       --            51        (273)        (40)       --          (313)
Straight-line rent income                (929)       --          --          (929)       (407)       --          --          (407)
Straight-line rents written off          --          --          --          --          --          --          --          --
FAS 141 Rent                              (76)       --          --           (76)         42        --          --            42
Abandoned project costs                  --          --          --          --          --          --          --          --
Hurricane related expenses               --          --          --          --          --          --          --          --
Provision for income taxes               (361)       --          --          (361)       (449)       --          --          (449)
Other income                              165        --          --           165        --          --          --          --
                                     --------    --------    --------    --------    --------    --------    --------    --------
EBIDTA                                 15,607         932        (162)     16,377      15,288         981        (946)     15,323

Depreciation and amortization          (5,659)       (377)       (117)     (6,153)     (5,583)       (376)       (117)     (6,076)
FAS 141 Amortization                     (198)       --          --          (198)       (195)       --          --          (195)
Interest expense                       (5,406)       (375)       --        (5,781)     (4,936)       (354)       --        (5,290)
Loan defeasance                          --          --          --          --          (326)       --          --          (326)
FAS 141 Interest                           38        --          --            38         728        --          --           728
Impairment of real estate                --          --          --          --          --          --          --          --
Gain on sale of properties               --          --          --          --          --          --          --          --
Gain (loss) on sale
  of properties - Mervyn's                785        --          --           785         464        --          --           464
Income taxes on gain
  on property sale - Mervyn's            --          --          --          --          --          --          --          --
                                     --------    --------    --------    --------    --------    --------    --------    --------
Income before minority interest         5,167         180        (279)      5,068       5,440         251      (1,063)      4,628

Minority interest - OP                   (106)         (4)          6        (104)       (110)         (5)         21         (94)
Minority interest                        (116)       --          --          (116)       (181)       --          --          (181)
                                     --------    --------    --------    --------    --------    --------    --------    --------
NET INCOME                           $  4,945    $    176    $   (273)   $  4,848    $  5,149    $    246    $ (1,042)   $  4,353
                                     ========    ========    ========    ========    ========    ========    ========    ========


(1)  Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping
     Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                                                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                        Statements of Operations - Current v. Historical (1)
                                                           (in thousands)


                                                           Current Quarter                   Historical Quarter

                                                              3 months                            3 months
                                                         ended September 30,                 ended September 30,
                                                                2006                                2005
                                                                Discontinued                        Discontinued
                                                 Wholly  JV's 2  Operations  Total   Wholly  JV's 2  Operations  Total
                                                   Owned                               Owned
                                                 ----------------------------------- -----------------------------------

PROPERTY REVENUES
Minimum rents                                    $12,399 $4,026      $1,603 $18,028  $11,786 $2,395      $1,573 $15,754
Percentage rents                                     113    191          11     315      123    185          21     329
Expense reimbursements                             3,340    811         498   4,649    2,385    509         728   3,622
Other property income                                190    146           3     339      236     13           7     256
                                                 ----------------------------------- -----------------------------------
                                                  16,042  5,174       2,115  23,331   14,530  3,102       2,329  19,961
                                                 ----------------------------------- -----------------------------------

PROPERTY EXPENSES
Property operating                                 3,096    589         603   4,288    2,673    318         586   3,577
Real estate taxes                                  2,068    587         393   3,048    1,822    399         545   2,766
                                                 ----------------------------------- -----------------------------------
                                                   5,164  1,176         996   7,336    4,495    717       1,131   6,343
                                                 ----------------------------------- -----------------------------------

NET OPERATING INCOME - PROPERTIES                 10,878  3,998       1,119  15,995   10,035  2,385       1,198  13,618


OTHER INCOME (EXPENSE)
General and administrative                        (2,897)     -           -  (2,897)  (1,586)     -           -  (1,586)
Property related home office expenses             (2,675)  (102)          -  (2,777)  (1,903)   (21)          -  (1,924)
Equity in earnings of Fund I unconsolidated
 properties                                            -     42           -      42        -    186           -     186
Lease termination income                               -      -           -       -        -      -           -       -
Interest income                                    2,094    141           -   2,235    1,040     57           -   1,097
Asset and property management income               3,756      -           -   3,756    2,898      -           -   2,898
Promote Fee                                            -      -           -       -        -      -           -       -
Property management expense                          (14)   128         (57)     57        3      -         (58)    (55)
Straight-line rent income                             25    820          18     863       73    175         (20)    228
Straight-line rents written off                        -      -           -       -        -      -           -       -
FAS 141 Rent                                        (124)    (8)          -    (132)       -      -           -       -
Abandoned project costs                                -      -           -       -      (95)    (3)          -     (98)
Hurricane related expenses                             -      -           -       -        -      -           -       -
Provision for income taxes                           664    (16)          -     648      (91)     -           -     (91)
Other income (expense)                                 -      -           -       -        1    207           -     208
                                                 ----------------------------------- -----------------------------------

EBIDTA                                            11,707  5,003       1,080  17,790   10,375  2,986       1,120  14,481

Depreciation and amortization                     (3,836)(1,923)       (462) (6,221)  (3,954)  (795)       (435) (5,184)
FAS 141 Amortization                                (242)   (41)          -    (283)     (48)   (41)          -     (89)
Interest expense                                  (3,951)(1,827)       (237) (6,015)  (2,911)  (947)       (173) (4,031)
Loan defeasance                                        -      -           -       -        -      -           -       -
FAS 141 Interest                                      23     15           -      38        -     29           -      29
Impairment of real estate                              -      -           -       -        -      -           -       -
Gain on sale of properties                             -      -           -       -        -      -           -       -
(Loss) gain on sale of properties                      -   (934)          -    (934)       -      -         (50)    (50)
Gain (loss) on sale of properties (Mervyns)            -      -           -       -        -  3,698           -   3,698
Income taxes on gain on sale (Mervyn's)                -      -           -       -   (1,535)     -           -  (1,535)
                                                 ----------------------------------- -----------------------------------

Income before minority interest                    3,701    293         381   4,375    1,927  4,930         462   7,319

Minority interest - OP                               (78)    (4)         (7)    (89)     (42)   (98)         (9)   (149)
Minority interest                                    (62)  (102)          -    (164)      74    (19)          -      55
                                                 ----------------------------------- -----------------------------------

NET INCOME                                        $3,561   $187        $374  $4,122   $1,959 $4,813        $453  $7,225
                                                 =================================== ===================================


                                                      Current Year-to-Date                Historical Year-to-Date

                                                             Period                               Period
                                                      ended September 30,                   ended September 30,
                                                             2006                                  2005
                                              ------------------------------------ -------------------------------------
                                                              Discontinued                          Discontinued
                                              Wholly   JV's 2  Operations  Total    Wholly   JV's 2  Operations  Total
                                                Owned                                 Owned
                                              ------------------------------------ -------------------------------------

PROPERTY REVENUES
Minimum rents                                 $36,940 $15,283      $4,757 $56,980    $34,432 $7,265      $4,907 $46,604
Percentage rents                                  420     201          53     674        387    205          53     645
Expense reimbursements                          9,647   2,100       1,908  13,655      8,001  1,566       2,361  11,928
Other property income                             588     163          57     808        591     29          13     633
                                              ------------------------------------ -------------------------------------
                                               47,595  17,747       6,775  72,117     43,411  9,065       7,334  59,810
                                              ------------------------------------ -------------------------------------

PROPERTY EXPENSES
Property operating                              9,037   1,629       1,707  12,373      8,751  1,240       1,941  11,932
Real estate taxes                               5,893   1,671       1,535   9,099      5,172  1,065       1,770   8,007
                                              ------------------------------------ -------------------------------------
                                               14,930   3,300       3,242  21,472     13,923  2,305       3,711  19,939
                                              ------------------------------------ -------------------------------------

NET OPERATING INCOME - PROPERTIES              32,665  14,447       3,533  50,645     29,488  6,760       3,623  39,871


OTHER INCOME (EXPENSE)
General and administrative                     (7,947)      -           -  (7,947)    (4,798)     -           -  (4,798)
Property related home office expenses          (7,430)   (226)          -  (7,656)    (5,466)   (56)          -  (5,522)
Equity in earnings of Fund I unconsolidated
 properties                                         -     212           -     212          -    203           -     203
Lease termination income                            -       -           -       -          -      -           -       -
Interest income                                 5,617     378           -   5,995      2,455     65           3   2,523
Asset and property management income            8,825       -           -   8,825      7,733      -           -   7,733
Promote Fee                                       258       -           -     258          -      -           -       -
Property management expense                      (117)     (5)        (83)   (205)        16      -        (182)   (166)
Straight-line rent income                         331    (843)         39    (473)       359   (181)         (7)    171
Straight-line rents written off                     -       -           -       -        (17)     -           -     (17)
FAS 141 Rent                                     (145)    (21)          -    (166)       (95)    39           -     (56)
Abandoned project costs                             -       -           -       -          -    (86)          -     (86)
Hurricane related expenses                          -       -           -       -        479      -           -     479
Provision for income taxes                       (111)    (51)          -    (162)       (91)     -           -     (91)
Other income (expense)                             (8)    173           -     165        106    207           -     313
                                              ------------------------------------ -------------------------------------

EBIDTA                                         31,938  14,064       3,489  49,491     30,169  6,951       3,437  40,557

Depreciation and amortization                 (11,261) (5,828)     (1,361)(18,450)   (10,983)(2,198)     (1,408)(14,589)
FAS 141 Amortization                             (553)   (124)          -    (677)       (48)  (116)          -    (164)
Interest expense                              (11,301) (5,119)       (666)(17,086)    (7,636)(2,591)       (477)(10,704)
Loan defeasance                                 1,141  (1,467)          -    (326)         -      -           -       -
FAS 141 Interest                                   62     742           -     804          -     87           -      87
Impairment of real estate                           -       -           -       -          -      -           -       -
Gain on sale of properties                          -       -           -       -          -      -           -       -
(Loss) gain on sale of properties                                                          -      -        (820)   (820)
Gain (loss) on sale of properties (Mervyns)         -     315           -     315          -  3,698           -   3,698
Income taxes on gain on sale (Mervyn's)             -       -           -       -     (1,535)     -           -  (1,535)
                                              ------------------------------------ -------------------------------------

Income before minority interest                10,026   2,583       1,462  14,071      9,967  5,831         732  16,530

Minority interest - OP                           (205)    (54)        (28)   (287)      (186)  (115)        (15)   (316)
Minority interest                                (184)   (277)          -    (461)      (163)   (36)          -    (199)
                                              ------------------------------------ -------------------------------------

NET INCOME                                     $9,637  $2,252      $1,434 $13,323     $9,618 $5,680        $717 $16,015
                                              ==================================== =====================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the
Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                                                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                     Net Operating Income (NOI) - Same Property Performance (1)
                                                           (in thousands)



                                                                      Property NOI -                     Property NOI -
                                                                       Continuing                          Continuing
                                                                        Operations                          Operations
                                Notes:  Current Quarter  Historical     Favorable     Current  Historical  Favorable
                                                           Quarter     (unfavorable)  Year-to-  Year-to-  (unfavorable)
                                                                                        Date      Date
                              ------------------------------------------------------ -----------------------------------


                                        3 months ended 3 months ended                9 months  9 months
                                                                                        ended     ended
Reconciliation of total NOI to           September 30,  September 30,                September September
            same property NOI:                                                           30,       30,
                                                  2006           2005                     2006      2005
                                        ------------------------------               --------------------

NOI - Wholly-owned properties         2        $11,997        $11,233                  $36,198   $33,111
NOI - Consolidated and
 unconsolidated joint ventures                   3,998          2,385                   14,447     6,760
Adjustment to reflect 2006
 increase in Fund I ownership
 percentage                           3         (1,047)           382                   (5,177)    1,774
                                        ------------------------------               --------------------

          Total NOI                             14,948         14,000                   45,468    41,645

NOI - Properties Acquired                       (1,392)          (498)                  (3,716)     (498)
NOI - Property sold or held
 for sale                                       (1,119)        (1,198)                  (3,533)   (3,623)
NOI - Redevelopment Properties                       5            (43)                     (37)       (5)
                                        ------------------------------               --------------------

                                               $12,442        $12,261           1.5%   $38,182   $37,519            1.8%
                                        ============================================ ===================================


  Same property NOI by
   portfolio component and
   revenues/expenses:

                                              Retail Properties                       Retail Properties

                                Revenues       $15,887        $15,216           4.4%   $48,117   $47,392            1.5%
                                Expenses         4,154          3,704         -12.1%    12,620    12,555           -0.5%
                                        -------------------------------------------- -----------------------------------
                                                11,733         11,512           1.9%    35,497    34,837            1.9%
                                        -------------------------------------------- -----------------------------------

                                          Residential Properties (2                      Residential
                                                  properties)                           Properties (2
                                                                                          properties)

                                Revenues         1,865          1,905          -2.1%     5,857     5,671            3.3%
                                Expenses         1,156          1,156           0.0%     3,172     2,989           -6.1%
                                        -------------------------------------------- -----------------------------------
                                                   709            749          -5.3%     2,685     2,682            0.1%
                                        -------------------------------------------- -----------------------------------

                                               $12,442        $12,261           1.5%   $38,182   $37,519            1.8%
                                        ============================================ ===================================

(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) The Company experienced a $248,000 and $312,000 decrease in NOI at its Bloomfield Hills, MI property for the quarter and six months ended June 30, 2006, respectively, as a result of re-tenanting activities. This represents a 2.0% and 1.3% adverse impact on same-store retail NOI, respectively, for these periods.

(3) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)] as compared with 22% for 2005. 2005 NOI has been adjusted to this same ownership interest to provide a comparable NOI for the purposes of evaluating same-property performance. 2006 NOI from Fund I has been decreased from 100% down to 38% for comparability.



                                           QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                  September 30, 2006

                                           Funds from Operations ("FFO") (1)


 Funds from Operations ("FFO")( 1)                           2006                                  2005
-----------------------------------      -------------------------------------           -------------------------
                                           Current      Current    Previous   Previous   Historic       Historic
                                          Year-to-Date   Quarter    Quarter    Quarter    Year-to-       Quarter
                                                                                            Date

                                          Period ended  3 months   3 months   3 months    Period        3 months
                                                           ended      ended      ended      ended          ended
  Funds from operations ("FFO"):    NotesSeptember 30,  September  June 30,   March 31,  September      September
                                              2006       30, 2006     2006       2006     30, 2005       30, 2005
-----------------------------------      -------------- ---------- ---------- ----------

Net Income                                     $13,323     $4,122     $4,848     $4,353    $16,015         $7,225
Add back:
Depreciation of real estate and
 amortization of leasing costs:
  (net of minority interest share)
     Wholly owned and consolidated
      subsidiaries                              15,255      4,928      5,293      5,034     10,514          3,497
     Unconsolidated subsidiaries                 1,247        397        438        412      2,343          1,115
Income attributable to Operating
 Partnership units                    (2)          287         89        104         94        336            149
Loss (gain) on sale of properties                 (437)       394       (459)      (372)    (2,113)        (2,113)
                                         -------------- ---------- ---------- ---------- ----------     ----------
                        FFO - Basic             29,675      9,930     10,224      9,521     27,095          9,873
Distributions on Preferred OP Units                188         63         63         62        254             74
                                         -------------- ---------- ---------- ---------- ----------     ----------
                      FFO - Diluted            $29,863     $9,993    $10,287     $9,583    $27,349         $9,947
                                         ============== ========== ========== ========== ==========     ==========

  Adjusted Funds from operations
             ("AFFO"):
-----------------------------------
Diluted FFO                                    $29,863     $9,993    $10,287     $9,583    $27,349         $9,947
Straight line rent, net                            473       (863)       929        407         76            283
Non real-estate depreciation                       351        117        117        117        333            116
Amortization of finance costs                      625        193        213        219        698            197
Amortization of cost of management
 contracts                                         735        272        230        233        926            560
Tenant improvements                             (1,216)      (466)      (430)      (320)    (1,273)          (647)
Leasing commissions                               (607)      (202)      (295)      (110)      (577)          (217)
Capital expenditures                            (2,825)      (736)    (1,422)      (667)    (1,294)          (510)
                                         -------------- ---------- ---------- ---------- ----------     ----------

                               AFFO            $27,399     $8,308     $9,629     $9,462    $26,238         $9,729
                                         ============== ========== ========== ========== ==========     ==========

 Funds Available for Distribution
              ("FAD")
-----------------------------------
AFFO                                           $27,399     $8,308     $9,629     $9,462    $26,238         $9,729
Scheduled prinicpal repayments                  (2,995)    (1,027)      (979)      (989)    (1,929)          (696)
                                         -------------- ---------- ---------- ---------- ----------     ----------

                                FAD            $24,404     $7,281     $8,650     $8,473    $24,309         $9,033
                                         ============== ========== ========== ========== ==========     ==========

Total weighted average shares and
             OP Units:
Basic                                           33,156     33,156     33,161     33,122     32,527         32,658
                                         ============== ========== ========== ========== ==========     ==========
Diluted                                         33,791     33,815     33,799     33,757     33,281         33,355
                                         ============== ========== ========== ========== ==========     ==========

          FFO per share:
FFO per share - Basic                 (3)        $0.90      $0.30      $0.31      $0.29      $0.83          $0.30
                                         ============== ========== ========== ========== ==========     ==========
FFO per share - Diluted               (3)        $0.88      $0.30      $0.30      $0.28      $0.82          $0.30
                                         ============== ========== ========== ========== ==========     ==========

 AFFO per share - Basic               (3)        $0.82      $0.25      $0.29      $0.28      $0.80          $0.30
                                         ============== ========== ========== ========== ==========     ==========
 AFFO per share - Diluted             (3)        $0.81      $0.25      $0.28      $0.28      $0.79          $0.29
                                         ============== ========== ========== ========== ==========     ==========

 FAD per share - Basic                (3)        $0.73      $0.22      $0.26      $0.25      $0.74          $0.27
                                         ============== ========== ========== ========== ==========     ==========
 FAD per share - Diluted              (3)        $0.72      $0.22      $0.26      $0.25      $0.73          $0.27
                                         ============== ========== ========== ========== ==========     ==========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2) Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

                QUARTERLY SUPPLEMENTAL DISCLOSURE
                        September 30, 2006

                        Capital Expenditures


                        Year-to-   Current  Previous Previous Previous
                           Date
                                   Quarter  Quarter  Quarter    Year

                                  3 months  3 months 3 months   Year
                                    ended    ended    ended    ended
                        September September June 30,  March   December
                         30, 2006  30, 2006   2006     31,      31,
                                                       2006     2005
                        --------- --------- -------- -------- --------


Leasing Commissions:        $607      $202     $295     $110     $718
                        --------- --------- -------- -------- --------

Tenant Improvements:       1,216       466      430      320    2,068
                        --------- --------- -------- -------- --------

Capital Expenditures:
Retail                     2,209       491    1,190      528      577
Residential                  616       245      232      139    1,018
                        --------- --------- -------- -------- --------
                           2,825       736    1,422      667    1,595
                        --------- --------- -------- -------- --------

Redevelopments            11,847     5,410    4,939    1,498    1,803
                        --------- --------- -------- -------- --------

Total                    $16,495    $6,814   $7,086   $2,595   $6,184
                        ========= ========= ======== ======== ========

QUARTERLY SUPPLEMENTAL DISCLOSURE
September 30, 2006




                     Consolidated Balance Sheets
-----------------------------------------------------------------------------------------
                            (in thousands)
                                                                           September             December 31,
                                                                                    2006                 2005
                                                                      -------------------       --------------
ASSETS

Real estate
  Land                                                                          $138,909             $141,320
  Buildings and improvements                                                     498,679              564,778
  Construction in progress                                                        15,028                3,808
                                                                      -------------------       --------------
                                                                                 652,616              709,906
Less: accumulated depreciation                                                  (136,375)            (127,819)
                                                                      -------------------       --------------
  Net real estate                                                                516,241              582,087

Cash and cash equivalents                                                         68,990               90,475
Cash in escrow                                                                     7,978                7,789
Restricted Cash                                                                      549                  548
Investments in and advances to unconsolidated affiliates                          34,115               17,863
Investment in management contracts                                                 2,562                3,178
Preferred equity investment                                                            -               19,000
Rents receivable, net of $1,477 and $2,174 allowance, respectively                 6,300                7,971
Straight-line rents receivable, net of $910 allowance                              1,938                5,029
Notes Receivable                                                                  40,275               15,733
Prepaid expenses                                                                   4,121                4,980
Deferred charges, net                                                             28,150               23,739
Other assets                                                                      22,883               15,354
Acquired lease intangibles                                                         7,523                8,119
Assets of discontinued operations                                                 38,599               39,726
                                                                      -------------------       --------------

                                                                                $780,224             $841,591
                                                                      ===================       ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                          $386,278             $411,000
Accounts payable and accrued expenses                                              9,593               18,302
Dividends and distributions payable                                                6,161                6,088
Share of losses in excess of investment in unconsolidated affiliates              21,338               10,315
Interest rate swap payable                                                             -                  180
Other liabilities                                                                  8,688               13,775
Liabilities of discontinued operations                                            15,083               15,064
                                                                      -------------------       --------------
  Total liabilities                                                              447,141              474,724
                                                                      -------------------       --------------

Minority interest in Operating Partnership                                         8,299                9,204
Minority interests in partially owned affiliates                                 104,533              137,087
                                                                      -------------------       --------------
  Total minority interests                                                       112,832              146,291
                                                                      -------------------       --------------

Shareholders' equity:
Common shares                                                                         31                   31
Additional paid-in capital                                                       222,371              223,199
Accumulated other comprehensive income                                               490                  (12)
Deficit                                                                           (2,641)              (2,642)
                                                                      -------------------       --------------
  Total shareholders' equity                                                     220,251              220,576
                                                                      -------------------       --------------

                                                                                $780,224             $841,591
                                                                      ===================       ==============

                                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                               September 30, 2006

                                           Selected Operating Ratios

                                         3 months ended September 30,     9 months ended September 30,

                                              2006             2005            2006             2005
                                        -------------   --------------    ------------   --------------
          Coverage Ratios            (1)
-----------------------------------

      Interest Coverage Ratio
EBIDTA                               (2)     $17,790          $14,481         $49,491          $40,557
Divided by Interest expense                    6,015            4,031          17,086           10,704
                                        -------------   --------------    ------------   --------------
                                                2.96  x          3.59 x          2.90  x          3.79

    Fixed Charge Coverage Ratio
EBIDTA                                       $17,790          $14,481         $49,491          $40,557
Divided by ( Interest expense                  6,015            4,031          17,086           10,704
                 + Preferred
                  Dividends)       (2,3)          63               74             188              254
                                        -------------   --------------    ------------   --------------
                                                2.93  x          3.53 x          2.87  x          3.70

    Debt Service Coverage Ratio
EBIDTA                                       $17,790          $14,481         $49,491          $40,557
Divided by ( Interest expense                  6,015            4,031          17,086           10,704
                 + Principal
                  Amortization)      (4)       1,027              696           2,995            1,929
                                        -------------   --------------    ------------   --------------
                                                2.53  x          3.06 x          2.46  x          3.21

           Payout Ratios
-----------------------------------

         FFO Payout Ratio

Dividends (Shares) & Distributions
 (O.P. Units) paid                            $6,196           $5,602         $18,392          $16,741
FFO                                  (2)       9,993            9,947          29,863           27,349
                                        -------------   --------------    ------------   --------------
                                                  62%              56%             62%              61%

         AFFO Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units) paid                            $6,196           $5,602         $18,392          $16,741
AFFO                                 (2)       8,308            9,729          27,399           26,238
                                        -------------   --------------    ------------   --------------
                                                  75%              58%             67%              64%
         FAD Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units) paid                            $6,196           $5,602         $18,392          $16,741
FAD                                  (2)       7,281            9,033          24,404           24,309
                                        -------------   --------------    ------------   --------------
                                                  85%              62%             75%              69%

          Overhead Ratios
-----------------------------------

     G&A/Real Estate Revenues
General and Administrative expense            $2,897           $1,586          $7,947           $4,798
Real Estate Revenues (Includes pro-
 rata JV)                                     23,331           19,961          72,117           59,810
                                        -------------   --------------    ------------   --------------
                                                  12%               8%             11%               8%

General and Administrative expense            $2,897           $1,586          $7,947           $4,798
Real Estate Revenues (Includes 100%
 JV)                                          30,296           28,500          91,829           84,191
                                        -------------   --------------    ------------   --------------
                                                  10%               6%              9%               6%

          Leverage Ratios
-----------------------------------

Debt/Total Market Capitalization
Debt                                 (4)    $367,599         $278,015
Total Market Capitalization                1,198,344          862,069
                                        -------------   --------------
                                                  31%              32%


Debt + Preferred Equity (Preferred
 O.P. Units)                                $371,787         $282,899
Total Market Capitalization                1,198,344          862,069
                                        -------------   --------------
                                                  31%              33%

(1) Quarterly results for 2006 and 2005 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

(2) 2005 activity includes the $479 reversal of a 2004 accrual for flood related damage at the Mark Plaza following settlement with the insurance carrier during the first quarter of (2005.)

Excluding the effects of this transacations, the impact on the year-to-date 2005 ratios would be as follows:


                           EBIDTA              FFO                        AFFO
As reported                 $ 40,557           $ 27,349          $ 26,238
Adjustment                      (479)              (479)             (479)
                              -------          --------          --------
Adjusted                      40,078             26,870            25,759
                              =======          ========          ========
Ratios                          3.66                62%               65%

                        (Fixed-charge)                          (Payouts)


(3) Represents preferred distributions on Preferred Operating partnership Units.

(4) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.

                           QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  September 30, 2006

Portfolio Debt - Consolidated Summary
Reconciliation from GAAP Debt to Pro-Rata Share of Debt
        (amounts in thousands)

                                     Acadia                       Add:            Less:          Acadia
                                                             -------------- -----------------
                                  Consolidated                  Pro-rata        Minority        Pro-rata
                                      Debt                      Share of    Interest Share of   Share of
                                     Balance      % of Total Unconsolidated   Consolidated     Outstanding   % of Total
                                 As Reported (2)  Portfolio     Debt (3)        Debt (4)        Debt (5)     Portfolio
                                 --------------- ----------- -------------- ----------------- ------------- -----------
Mortgage Notes Payable
Fixed-Rate Debt (1)                    $326,358          84%        68,293           (40,367)     $354,284          96%
Variable-Rate Debt (1)                   59,920          16%         2,552           (49,157)       13,315           4%
                                 --------------- ----------- -------------- ----------------- ------------- -----------

Total                                  $386,278         100%       $70,845           (89,524)     $367,599         100%
                                 --------------- ----------- -------------- ----------------- ------------- -----------

Weighted Average Interest Rate
Fixed-Rate Debt                            5.88%                                                      5.81%
Variable-Rate Debt                         6.78%                                                      6.74%
                                 ---------------                                              -------------

Total                                      6.03%                                                      5.85%
                                 ---------------                                              -------------

Notes

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(2) Represents the Mortgage Notes Payable balance on a GAAP basis as reported in the Company's Form 10-Q.
(3) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.
(4) Represents the Minority Interest  pro-rata share of consolidated partnership debt based on its percent ownership.
(5) Represents the Company's theoretical pro-rata share of debt after adjustments discussed in Notes 3 and (4.)


                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                          September 30, 2006

Debt Analysis - Consolidated Debt
        (amounts in thousands)

                                                                             PrincipalAcadia's         Variable
                                                    Ownership       % of Pro-Balance  Pro-rata InterestRate as  Maturity
                                                                       rata      at                        of
 Property                  Notes        Entity        PercentLender Share of September Share      Rate September   Date
                                                                     Porfolio 30, 2006                  30, 2006
 -----------------------------------------------------------------------------------------------------------------------
Fixed-Rate Debt
-------------------------

Merrillville Plaza              Acadia            SunAmerica Life
                                            100.0% Insurance Co.             $12,732  $12,732      6.46%       7/1/2007
GHT Apartments                  Acadia      100.0%Bank of America, N.A.       10,492   10,492      7.55%       1/1/2011
Colony Apartments               Acadia      100.0%Bank of America, N.A.        5,246    5,246      7.55%       1/1/2011
239 Greenwich Avenue            Acadia       75.0%RBS Greenwich Capital       15,730   11,798      5.19%       6/1/2013
New Loudon Center               Acadia      100.0%RBS Greenwich Capital       14,986   14,986      5.64%       9/6/2014
Crescent Plaza                  Acadia      100.0%RBS Greenwich Capital       17,600   17,600      4.98%       9/6/2015
Pacesetter Park Shopping        Acadia            RBS Greenwich Capital
 Center                                     100.0%                            12,500   12,500      5.12%      11/6/2015
Elmwood Park Shopping           Acadia            Bear Stearns
 Center                                            Commercial Mortgage,
                                            100.0% Inc.                       34,600   34,600      5.53%       1/1/2016
Gateway Shopping Center         Acadia            Bear Stearns
                                                   Commercial Mortgage,
                                            100.0% Inc.                       20,500   20,500      5.44%       3/1/2016
Clark-Diversey                  Acadia            Lasalle Bank National
                                            100.0% Association                 3,795    3,795      8.50%      4/11/2028
Boonton                         Acadia            GMAC Commercial
                                             60.0% Mortgage Corporation        8,593    5,156      6.40%      11/1/2032
Chestnut Hill                   Acadia      100.0%Column Financial, Inc.      10,037   10,037      5.45%      6/11/2013
Walnut Hill Plaza               Acadia            Merrill Lynch Mortgage
                                            100.0% Lending, Inc.              23,500   23,500      6.06%      8/29/2016
4650 Broadway Avenue        1   Fund II      19.2%Bank of China               19,000    3,648      5.26%       9/1/2007
Kroger Portfolio                 Fund I           Cortlandt Deposit
                            2                28.3% Corporation                 7,425    2,104      6.62%       2/1/2009
Safeway Portfolio                Fund I           Cortlandt Deposit
                            2                28.3% Corporation                 7,339    2,080      6.51%      1/15/2009
Amherst Marketplace              Fund I           The Ohio National Life
                                             37.8% Insurance Company           4,562    1,724      8.20%       6/1/2022
Sheffield Crossing               Fund I           Canada Life Insurance
                                             37.8% Company                     6,795    2,567      8.00%       1/1/2023

Interest rate swaps         3   Acadia            Bank of America, N.A.       90,926   90,926      5.77%     Various
                                                                            ------------------     -----

Sub-Total Fixed-Rate Debt                                                96% 326,358  285,991      5.84%
                                                                            ------------------     -----

Variable-Rate Debt                                                                             Current
                                                                                                LIBOR   5.32%
-------------------------


Bloomfield Town Square          Acadia            Bank of America, N.A.                       Libor
                                            100.0%                                             +    130 6.62%  6/1/2010
Hobson West Plaza               Acadia            Bank of America, N.A.                       Libor
                            4               100.0%                            22,000   22,000  +    130 6.62%  6/1/2010
Marketplace of Absecon          Acadia            Bank of America, N.A.                       Libor
                                            100.0%                                             +    130 6.62%  6/1/2010
Village Apartments              Acadia            Bank of America, N.A.                       Libor
                                            100.0%                                             +    130 6.62%  6/1/2010
Ledgewood Mall                  Acadia            Washington Mutual                           Libor
                                            100.0% Bank, F.A.                 23,200   23,200  +    150 6.82%  4/1/2011
Abington Towne Center           Acadia            Bank of America, N.A.                       Libor
                                            100.0%                                             +    140 6.72% 6/29/2012
Branch Shopping Center          Acadia            Bank of America, N.A.                       Libor
                                            100.0%                                             +    140 6.72% 6/29/2012
Methuen Shopping Center         Acadia            Bank of America, N.A.                       Libor
                            5               100.0%                            33,585   33,585  +    140 6.72% 6/29/2012
Town Line Plaza                 Acadia            Bank of America, N.A.                       Libor
                                            100.0%                                             +    140 6.72% 6/29/2012
Village Commons Shopping        Acadia            Bank of America, N.A.                       Libor
 Center                     6               100.0%                             9,964    9,964  +    140 6.72% 6/29/2012
244-268 161st Street            Fund II           RBS Greenwich Capital                       Libor
                            1                19.2%                            30,000    5,760  +    140 6.72%  4/1/2008
216th Street                    Fund II           Bank of America, N.A.                       Libor
                            1                19.2%                             6,070    1,165  +    125 6.57%12/31/2008
Liberty Avenue                  Fund II           PNC Bank, National                          Libor
                            1                19.2% Association                 2,544      488  +    165 6.97% 5/18/2009
Granville Center                 Fund I           Bank One, N.A.                              Libor
                                             37.8%                             5,483    2,071  +    200 7.32% 10/5/2007
400 East Fordham Road           Fund II           Bank of China                               Libor
                            1                19.2%                            18,000    3,456  +    175 7.07% 11/1/2007
Acadia Strategic                Fund II           Bank of America, N.A.                       Libor
 Acqusition Fund II, LLC    7                20.0% / Bank of New York              -        -  +     75 6.07%  3/1/2008

Interest rate swaps         3   Acadia            Bank of America, N.A.      (90,926) (90,926)
                                                                            ------------------

Sub-Total Variable-Rate                                                                       Libor
 Debt                                                                     4%  59,920   10,763  +    137 6.69%
                                                                            ------------------          -----

Total Consolidated
 Continuing Operations
 Debt                                                                   100%$386,278 $296,754           5.88%
                                                                        ======================          =====



                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006
                              Debt Analysis - Unconsolidated Joint Ventures and Discontinued Operations






                                                                       Principal  Acadia's              Variable
                                    Ownership                  % of Pro-Balance   Pro-rata              Rate as
                                                                rata      at                   Interest   of     Maturity
 Fixed-Rate Debt                  Entity    Percent Lender    Share of September   Share         Rate  September   Date
                                                              Porfolio 30, 2006                         30, 2006
 ----------------------------  --------------------------------------------------------      ---------------------------
 Acadia Brandywine Subsidiary  Brandywine JV        UBS Warburg Real
                                                    Estate
                                              22.2% Investments, Inc.  $61,375 $13,639          5.99%          7/1/2016
 Acadia Brandywine Town Center Brandywine JV        Bear Stearns
                                                    Commercial
                                              22.2% Mortgage, Inc.      31,550   7,011          5.99%          7/1/2016
 Acadia Market Square Shopping Brandywine JV        Bear Stearns
  Center                                            Commercial
                                              22.2% Mortgage, Inc.      24,375   5,417          5.99%          7/1/2016
 Acadia Brandywine Condominium Brandywine JV        Bear Stearns
                                                    Commercial
                                              22.2% Mortgage, Inc.      22,650   5,033          5.99%          7/1/2016
 Acadia Brandywine Holdings    Brandywine JV        Bear Stearns
                                                    Commercial
                                              22.2% Mortgage, Inc.      26,250   5,833          5.99%          7/1/2016
 Crossroads Shopping Center    Crossroads JV        JPMorgan
                                                    Chase
                                              49.0% Bank                64,000  31,360          5.37%         12/1/2014
                                                                      -----------------

 Sub-Total Fixed-Rate Debt                                         96% 230,200  68,293          5.71%
                                                                      -----------------      --------


 Variable-Rate Debt                                                                     Current LIBOR    5.32%
 ----------------------------

 Haygood Shopping Center           Fund I           JP Morgan                           Libor
                                                    Chase                               +
                                                    Bank,
                             8                18.9% N.A.                 8,040   1,519           150     6.82%8/23/2010
 Sterling Heights Shopping         Fund I           JP Morgan Chase                     Libor
  Center                     8                18.9% Bank, N.A.           5,471   1,033  +        185     7.17%8/23/2010
                                                                      -----------------

 Sub-Total Variable-Rate Debt                                                           Libor
                                                                    4%  13,511   2,552   +       164     6.96%
                                                            ---------------------------              ---------

 Total Unconsolidated Debt                                        100%$243,711 $70,845                   5.75%
                                                            ===========================              =========



 -----------------------------------------------------------------------------------------------------------------------

 Discontinued Operations
 Properties held for sale:
 ------------------------------
 Soundview Marketplace            Acadia            Bank of                             Libor
                                                    America,                            +
                             9               100.0% N.A.                $8,245  $8,245           140     6.72%12/1/2008
 Bradford Towne Centre            Acadia            Washington Mutual                   Libor
                             9               100.0% Bank, F.A.           5,354   5,354  +        150     6.82% 4/1/2011
                                                                      -----------------
 Total Discontinued Operations                                         $13,599 $13,599
                                                                      =================


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006
                                                      Debt Analysis - Footnotes




   Notes:
   -------------------

     (1)  Fund II is a 96% joint venture partner on this investment. As such, Fund II's pro-rata share of the above debt is 96% x
          20%, or 19.2%.

     (2)  AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.

     (3)  The Company has hedged it's variable-rate debt with variable to fixed-rate swap agreements as follows:

                           Notional         All-in Rate      Spread      Swap rate    Forward Start  Maturity
                            principal                                                       Date        Date
                         --------------------------------------------------------------------------------------

                          20,000                       5.94%    1.41%            4.53%        n/a    10/1/2006
                          14,958                       5.72%    1.41%            4.32%        n/a     1/1/2007
                          11,571                       5.51%    1.41%            4.11%        n/a     1/1/2007
                           8,619                       5.88%    1.41%            4.47%        n/a     6/1/2007
                          35,778                       5.76%    1.41%            4.35%        n/a     1/1/2011
                         --------      -----------------------------------------------
                         $90,926                       5.77%    1.41%            4.36%
                         ========      ===============================================


     The Company has hedged future variable-rate debt with forward-starting variable to fixed-rate swap agreements as follows:

                          $4,640                       6.12%    1.41%            4.71%  10/2/2006     1/1/2010
                          11,410                       6.30%    1.41%            4.90%  10/2/2006    10/1/2011
                           8,434                       6.55%    1.41%            5.14%   6/1/2007     3/1/2012
                         --------      -----------------------------------------------
                         $24,484                       6.35%    1.41%            4.94%
                         ========      ===============================================


     (4)  This is a revolving facility for up to $65,000.

     (5)  There is an additional $815 available under this facility.

     (6)  There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.

     (7)  This is a revolving facility for up to $70,000.

     (8)  Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x
          37.78%, or 18.9%.

     (9)  Soundview Marketplace and Bradford Towne Centre are currently under contract for sale and, accordingly, are classified as discontinued operations. For GAAP purposes, discontinued operations debt is included as Liabilities of Discontinued
          Operations.


                                                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

         Future Debt Maturities
-----------------------------------------
             (in thousands)                                              Weighted Average Interest
                                                                          Rate of Maturing Debt
                                                                 ------------------------------------



      Consolidated Debt
                              Scheduled
            Year             AmortizationMaturities     Total    Total Debt Fixed-Rate  Variable-Rate
                                                                                Debt         Debt
-----------------------------------------------------------------------------------------------------

                        2006        $633         $-         $633        n/a         n/a          n/a
                        2007       7,329     54,861       62,190       6.33%       5.73%        7.13%
                        2008       8,338     34,900       43,238       6.70%        n/a         6.70%
                        2009       7,446      2,544        9,990       6.97%        n/a         6.97%
                        2010       5,561     36,742       42,303       6.99%       7.55%        6.62%
         Thereafter               35,071    192,853      227,924       5.58%       4.98%        6.76%
                             ------------------------------------
                                 $64,378   $321,900     $386,278
                             ====================================


   Unconsolidated Debt (1)



                        2006           -          -            -        n/a         n/a          n/a
                        2007         409          -          409        n/a         n/a          n/a
                        2008         433          -          433        n/a         n/a          n/a
                        2009         470          -          470        n/a         n/a          n/a
                        2010         487      2,525        3,012       6.96%        n/a         6.96%
         Thereafter                2,203     64,318       66,521       5.84%       5.84%         n/a
                             ------------------------------------
                                  $4,002    $66,843      $70,845
                             ====================================



-----------------------------------------------------------------------------------------------------

Capitalized interest related to the Company's development
 projects is as follows:
    (in thousands)
             1st Quarter 2006        $11
             2nd Quarter 2006         25
             3rd Quarter 2006         29
             4th Quarter 2006          -
                             ------------

                 Year-to-Date        $65
                             ============



     (1)  The above amounts represent the Company's pro-rata share of unconsolidated joint venture mortgage debt.


                                                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006


                                                       Unencumbered Properties
                                --------------------------------------------------------------------



                               Center                                                 Location                     GLA
------------------------------------------------------------------------------------------------------------------------

Blackman Plaza                                                      Wilkes-Barre, PA                            121,341

Mad River Station                                                   Dayton, OH                                  155,832

Mark Plaza                                                          Edwardsville, PA                            216,047

Plaza 422                                                           Lebanon, PA                                 154,878

Route 6 Plaza                                                       Honesdale, PA                               175,505
                                                                                                                --------

Total GLA of Unencumbered Properties                                                                            823,603
                                                                                                                ========

Total net operating income for the year ended December 31, 2005
  associated with unencumbered properties                                                                        $3,922
                                                                                                                ========


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                    Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
                                    ------------------------------------------------------------



Item                                    Notes        Description
--------------------------------------------------------------------------------------------------------------------
Date formed                                          September 2001

Capital commitment                                   $90 million

Funding                                              All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below.
                                                     Acadia and its investors still own approximately 2 million square feet of properties in Fund I.
Partnership structure

                   Equity Contribution:              22.22% - Acadia
                                                     77.78% - Four institutional investors (current significant shareholders in Acadia as well)

                Cash flow distribution:              22.22% - Acadia
                                                     77.78% - Four institutional investors

                               Promote:              20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                                                     Remaining 80% is distributed to all the partners (including Acadia).

                                                     In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest.
                                                     Due to this transaction, Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20%
                                                     interest (promote) in all future Fund I distributions.

Fees to Acadia                                       Priority distribution fee equal to 1.5% of implied capital ($46.3 million which excludes Acadia's equity)

                                                     Priority distribution fee equal to 4% of gross property revenues

                                                     Market rate leasing fees

                                                     Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                  Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
                                  ----------------------------------------------------------------



Item                                   Notes       Description
-----------------------------------------------------------------------------------------------------------------

Date formed                                        June 15, 2004

Capital commitment                                 $300 million

Funding                                            $117.1 million funded through September 30, (2006)

Partnership structure

                  Equity Contribution:             20% - Acadia
                                                   80% - Six institutional investors (Three are current
                                                                        shareholders in Acadia as well)

               Cash flow distribution:             20% - Acadia
                                                   80% - Six institutional investors

                              Promote:             20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                                                   Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                                     Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million, thereafter on $240 million which excludes
                                                   Acadia's $60 million)


                                                   Property management fee equal to 4% of gross property revenues

                                                   Market rate leasing fees

                                                   Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia



                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                      Retailer Controlled Property ("RCP") Venture - Overview
                                      -------------------------------------------------------

     ***  Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***



Item                                   Notes       Description
------------------------------------------------------------------------------------------------------------

Date formed                                        January 2004

Targeted investments                               The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investments                                Mervyns Department Stores - All capital has been returned
                                                   Albertson's - $21.2 million
                                                   ShopKo, Marsh Supermarkets and two Albertsons add-on investments, Newkirk and
                                                   Camellia $3.6 million
Partnership structure

                  Equity Contribution:             Up to $300 million of total equity

                                                   Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                                                   80% - Klaff Realty LP and Lubert-Adler

               Cash flow distribution:             20% - AKR Funds
                                                   80% - Four institutional investors

                              Promote:             20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity
                                                     (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                                   Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                                     Property management fees

                                                   Market rate leasing fees and construction/project management

                                                   Disposition fees



                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                                   AKR Fund I Properties - Detail
                                                           --------------


              ------------------------------------------------------------------------------------------------------------------
              Fund I's                                                                                     Annualized Base Rent
              Ownership    Gross Leasable Area       Occupancy           Annualized Base Rent              per Occupied Square
                                                                                                                    Foot
                       ---------------------------------------------------------------------------------------------------------
                      % Anchors   Shops    Total   Anchors Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
                      ---------------------------------------------------------------------------------------------------------



   Midwest
--------------

Ohio
--------------
Amherst
 Marketplace       100%   76,737   3,208    79,945 100.00%100.00%100.00%   $828,830    $38,472    $867,302 $10.80 $11.99 $10.85
Granville
 Centre            100%   90,047  44,950   134,997  38.81% 54.27% 43.96%    402,085    238,275     640,360  11.51   9.77  10.79
Sheffield
 Crossing          100%   69,659  42,875   112,534 100.00% 85.17% 94.35%    761,278    392,363   1,153,641  10.93  10.74  10.87
                       ---------------------------------------------------------------------------------------------------------
   Total -
   Midwest
    Region               236,443  91,033   327,476  76.70% 70.43% 74.96%  1,992,193    669,110   2,661,303  10.99  10.43  10.84
                       ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

   Various
--------------
Kroger/Safeway
 Portfolio (25
 Properties)        75%1,018,100       - 1,018,100 100.00%     - 100.00%  8,013,583          -   8,013,583   7.87      -   7.87
                       ---------------------------------------------------------------------------------------------------------


 Subtotal -
    Fund I
  Operating
  Properties           1,254,543  91,033 1,345,576  95.61% 70.43% 93.90% 10,005,776    669,110  10,674,886   8.34  10.44   8.45
                       ---------------------------------------------------------------------------------------------------------

   Fund I
 Redevelopment
  Properties
--------------

Sterling
 Heights
 Shopping
 Center
 (Michigan)         50%   90,400  64,435   154,835 100.00% 13.63% 64.06%    526,600     81,140     607,740   5.83   9.24   6.13
Tarrytown
 Shopping
 Center (New
 York)              50%   15,497  19,794    35,291 100.00% 73.44% 85.10%    475,000    432,836     907,836  30.65  29.78  30.23
Hitchcock
 Plaza (South
 Carolina)          20%  135,775  98,111   233,886   0.00% 93.20% 39.10%          -    599,986     599,986      -   6.56   6.56
Pine Log Plaza
 (South
 Carolina)          20%   23,184  11,880    35,064 100.00% 60.61% 86.65%     69,552     53,600     123,152   3.00   7.44   4.05
Haygood
 Shopping
 Center
 (Virginia)         50%   95,303  83,032   178,335  68.50% 84.88% 76.13%    366,000  1,023,551   1,389,551   5.61  14.52  10.24
                       ---------------------------------------------------------------------------------------------------------
 Subtotal -
    Fund I
 Redevelopment
  Properties             360,159 277,252   637,411  53.97% 69.41% 60.68%  1,437,152  2,191,113   3,628,265   7.39  11.39   9.38
              ------------------------------------------------------------------------------------------------------------------

                       ---------------------------------------------------------------------------------------------------------
 Fund I Grand
     Total             1,614,702 368,285 1,982,987  86.32% 69.66% 83.23%$11,442,928 $2,860,223 $14,303,151  $8.21 $11.15  $8.67
                       ---------------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                                               FUND I
                                           Top 5 Tenants - Ranked by Annualized Base Rent
                                      -------------------------------------------------------
                                                                                               Percentage of Total
                                                                                              Represented by Tenant
                                                                                   --------------------------------------------
                                           Number of
                                           Stores in       Total      Annualized        Total            Annualized Base
                                                                          Base
 Ranking              Tenant              JV Portfolio      GLA         Rent (1)     Portfolio              Rent (2)
                                                                                        GLA(2)
-------------------------------------------------------------------------------------------------------------------------------

        1 Kroger (3)                                13       413,100    $3,009,641           31.1%                        29.3%
        2 Safeway (4)                               13       350,475     3,000,547           26.4%                        29.2%
        3 Giant Eagle                                2       135,896     1,484,408           10.2%                        14.5%
        4 Lifestyle Family Fitness Center            1        34,951       402,085            2.6%                         3.9%
        5 CVS                                        1        10,500       140,700            0.8%                         1.4%
                                         --------------------------------------------------------------------------------------

                       Total                        30       944,922    $8,037,380           71.1%                        78.3%
                                         ======================================================================================

     (1)  Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

     (2)  Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100%
          are pro-rated to reflect the Funds partial ownership.

     (3)  Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.

     (4)  Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.




                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                         Fund I - Valuation *** As of December 31, 2005 ***
                                               --------------------------------------
                                                                                   Portfolio:
                                                                  Total                                    Redevelopment
  Line                                                         (excluding
                                                                Brandywine)           Ohio   Kroger/Safeway Properties
 ------                                                        ---------------------------------------------------------


     1 Net Operating Income ("NOI") for the  Note 1
        quarter ended December 31, 2005                             $1,388              $500          $821          $67

     2 NOI related to investements in        Note 2
        unconsolidated partnerships                                    748                                          748

     4 Adjustment for minority interests                              (586)                -          (205)        (381)
                                                               ------------        -------------------------------------

     5                                                               1,550               500           616          434

     6 Annualized NOI                        Line 5 x 4              6,200             2,000         2,464        1,736

     7 Debt as of December 31, 2005          Note 3                 38,166            17,182        14,764        6,220

                                                                      6.00%   6.50%     7.00%         7.50%        8.00%
                                                               ---------------------------------------------------------

     8 Gross asset value                     Line 6 x cap rate    $103,333 $95,385   $88,571       $82,667      $77,500

     9 Debt                                  Line 7                (38,166)(38,166)  (38,166)      (38,166)     (38,166)

    10 Remaining Equity and Accumulated
        Preferred Distribution in Fund I (5)                             -       -         -             -            -
                                                               ---------------------------------------------------------

    11                                                              65,167  57,219    50,405        44,501       39,334

    12 Additional Mervyn's return (Original
        capital already returned)                                   12,500  12,500    12,500        12,500       12,500
                                                               ---------------------------------------------------------

    13 Total Value Subject to Promote                               77,667  69,719    62,905        57,001       51,834
                                                               ---------------------------------------------------------

    14 General Partner (Acadia) Promote on   x 20%
        Fund I assets                                               15,533  13,944    12,581        11,400       10,367
                                                               ---------------------------------------------------------

    15 Remaining value to be allocated pro-
        rata to Fund I investors (including
        Acadia)                                                     62,134  55,775    50,324        45,601       41,467
                                                               ---------------------------------------------------------

    16 Acadia's share                        x 22.22%               13,806  12,393    11,182        10,132        9,214
                                                               ---------------------------------------------------------

    17 Value of Acadia's interest in         Line 14 + 16
        remaining Fund I assets                                     29,340  26,337    23,763        21,533       19,581

       Additional promote earned from        Note 4
    18  Brandywine recapitalization                                  7,500   7,500     7,500         7,500        7,500

       Acadia's interest in recapitalized    Note 5
    19  Brandywine entity (22.22%)                                  31,000  31,000    31,000        31,000       31,000
                                                               ---------------------------------------------------------

    20 Total value to Acadia                                       $67,840 $64,837   $62,263       $60,033      $58,081
                                                               =========================================================

    21 Original Acadia invested capital in
        Fund I                                                     $20,000 $20,000   $20,000       $20,000      $20,000
                                                               =========================================================

              Recap of Acadia Promote
       -----------------------------------------------------------------------------------------------------------------

       20% General Partner (Acadia) Promote
        on Fund I assets                                           $15,533 $13,944   $12,581       $11,400      $10,367
       20% General Partner (Acadia) Promote
        on Brandywine                                                7,500   7,500     7,500         7,500        7,500
                                                               ---------------------------------------------------------
       Total promote                                               $23,033 $21,444   $20,081       $18,900      $17,867
                                                               =========================================================
       Per share                                                     $0.69   $0.64     $0.60         $0.57        $0.54
                                                               =========================================================

       -----------------------------------------------------------------------------------------------------------------

 Notes:
 ------
     1 Reconciled to "Statements of                                      3    See "Debt Analysis - Unconsolidated Debt
        Operations - Joint Venture Activity"                                   (Joint Ventures)" in the December 31,
        as follows:                                                            2005 Supplement.
       Fund I NOI for 4th quarter 2005 per JV                                   Amounts adjusted for minority interests'
                     Statements of Operations          $3,769                    pro-rata share of debt
                                    NOI above                            4    This promote is to be paid from future
                                                       (1,388)                 Fund I cash flows
                                             -----------------
              NOI attributable to Brandywine                             5    In January 2006, the Brandywine Portfolio
                                    Portfolio          $2,381                 was recapitalized with the investors
                                             =================                engaging in a "cash-out merger" for
     2 Included in "Equity in earnings of                                     their 77.78% interest in the portfolio.
       Fund I unconsolidated properties" in
       the JV Statement of Operations in the December 31,                     The Company merged its 22.22% share forming a new
       2005 Supplement.                                                       joint venture with the investors' successor, GDC.
                                                                              All Fund I equity and accumulated  preferred
                                                                              distributions were paid from the proceeds
                                                                              of this transaction.

                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                      September 30, 2006

                   Kroger/Safeway Portfolio
                   ------------------------


   Kroger locations                       Safeway locations

       Cary, NC                              Atlanta, TX
    Cincinnati, OH                          Batesville, AR
      Conroe, TX                              Benton, AR
    Great Bend, KS                           Carthage, TX
     Hanrahan, LA                          Little Rock, AR
   Indianapolis, IN                          Longview, WA
      Irving, TX                             Mustang, OK
       Pratt, KS                             Roswell, NM
      Roanoke, VA                            Ruidoso, NM
    Shreveport, LA                          San Ramon, CA
Wichita, KS (2 stores)                    Springerville, AZ
                                              Tucson, AZ
                                              Tulsa, OK


General note: As all of these leases are triple-net, Acadia has no property management responsibilities for these locations.


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                                 AKR Fund II Properties - Detail (2)
                                                           --------------


              -------------------------------------------------------------------------------------------------------------
              Fund I's                                                                                Annualized Base Rent
              Ownership  Gross Leasable Area     Occupancy           Annualized Base Rent             per Occupied Square
                                                                                                               Foot
                       ----------------------------------------------------------------------------------------------------
                      %Anchors  Shops   Total  Anchors Shops  Total   Anchors     Shops      Total    Anchors Shops  Total
                       ----------------------------------------------------------------------------------------------------

   Midwest
--------------
Illinois
--------------
Oakbrook           100%112,000       - 112,000 100.00%     - 100.00%$1,204,918         $-  $1,204,918 $10.76     $- $10.76
                       ----------------------------------------------------------------------------------------------------
 Subtotal -
   Fund II
  Operating
  Properties           112,000       - 112,000 100.00%     - 100.00% 1,204,918          -   1,204,918  10.76      -  10.76
                       ----------------------------------------------------------------------------------------------------

   Fund II
 Redevelopment
  Properties
--------------

400 East
 Fordham Road       96%100,703  16,652 117,355 100.00%100.00%100.00%   275,000    374,419     649,419   2.73  22.48   5.53
Pelham Manor
 Shopping
 Center (1)         96%      - 398,775 398,775      -  47.94% 47.94%         -  1,261,512   1,261,512      -   6.60   6.60
Sherman Avenue      96%134,773       - 134,773 100.00%     - 100.00% 1,970,291          -   1,970,291  14.62      -  14.62
161st Street        96%137,334  86,277 223,611 100.00%100.00%100.00% 3,337,222  1,589,025   4,926,247  24.30  18.42  22.03
                       ----------------------------------------------------------------------------------------------------
 Subtotal -
   Fund II
 Redevelopment
  Properties           372,810 501,704 874,514 100.00% 58.62% 76.26% 5,582,513  3,224,956   8,807,469  14.97  10.97  13.21
              -------------------------------------------------------------------------------------------------------------

                       ----------------------------------------------------------------------------------------------------
 Fund II Grand
     Total             484,810 501,704 986,514 100.00% 58.62% 78.96%$6,787,431 $3,224,956 $10,012,387 $14.00 $10.97 $12.85
                       ----------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.

(2)  Fund II has also invested in the Liberty and 216th Street projects, both of which are under "ground-up" construction.


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

    Fund II - New York Urban/Infill Redevelopment
                       Properties
-------------------------------------------------------
                                                                         Total cost     Estimated
                                                                         (including       square
                                         Estimated start of   Estimated  acquisition   footage upon    Estimated
                                                                             cost,
                       Property             construction      completion in millions)   completion  cost per square  Notes
                                                                                                          foot
----------------------------------------------------------------------------------------------------------------------------


 Liberty Avenue                             Construction       1st half
                                               commenced          2007          $15.0       125,000            $120      (1)
 216th Street                               Construction       2nd half
                                               commenced          2007           25.0        60,000             417
 Pelham Manor Shopping Center               Construction       2nd half
                                               commenced          2008           35.0       325,000             108      (1)
 Canarsie Plaza                             1st half 2007      2nd half
                                                                  2008           60.0       300,000             200
 161st Street                               1st half 2007      2nd half
                                                                  2008           70.0       225,000             311
 400 East Fordham Road                     2nd quarter 2007    1st half
                                                                  2009          110.0       275,000             400
 Sherman Avenue                             2nd half 2007      2nd half
                                                                  2009           55.0       175,000             314
                                                                         -------------------------------------------

                                                                                              $370.0     1,485,000     $249
                                                                                        ===================================

(1)  The Fund acquired a ground lease interest at this property.


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                                 Retail Properties - Summary Listing
                                                            -------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                                    Year                      Grocery    Other     Annualized Annualized
                                                                               Anchor     Anchor
                                                   Constructed(C)   Occupancy Current   Current       Base       Base
                                                                              Lease and Lease and
          Shopping Center             Location   Acquired(A)   GLA            Option     Option       Rent     Rent psf
                                                                           %  Expiraton Expiraton
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
-------------------------------------------------

              New York

Soundview Marketplace               Port                                     King      Clearview
                                     Washington                               Kullen    Cinema
                                                    1998 (A)183,815      92%  2007/2042 2010/2030 $2,837,431     $16.70

Village Commons Shopping Center     Smithtown                                          Daffy's
                                                    1998 (A) 87,169      86%            2008/2028  1,897,315      25.36
                                                                                       Walgreens 2021/--

Branch Shopping Plaza               Smithtown                                Waldbaum'sCVS 2010/--
                                                                              (A&P)
                                                    1998 (A)125,751     100%  2013/2028            2,431,401      19.34

Amboy Shopping Center               Staten Island   2005 (A) 60,080   94.14% Waldbaum's 2028/--    1,389,603      24.57
                                                                             Duane Reed 2008/2018

Bartow Avenue                       The Bronx       2005 (C) 14,694   51.00%                         222,600      29.70

Pacesetter Park Shopping Center     Pomona                                   Stop & Shop (Ahold)
                                                    1999 (A) 96,698      98%  2020/2040            1,164,042      12.24

2914 Third Avenue                   The Bronx                                          Lot Stores
                                                    2006 (A) 43,500      98%            2021/-     1,400,000      32.94
                                                                                       Dr. J's
                                                                                        2021/-
             New Jersey

Elmwood Park Shopping Center        Elmwood Park                             Pathmark  Walgreen's
                                                    1998 (A)149,085     100%  2017/2052 2022/2062  3,388,178      22.73

            Connecticut

239 Greenwich Avenue                Greenwich                                          Restoration
                                                                                        Hardware
                                                    1998 (A) 16,834     100%            2015/2025  1,286,069      76.40
                                                                                       Coach
                                                                                        2016/2021

NEW ENGLAND REGION
-------------------------------------------------

            Connecticut

Town Line Plaza                     Rocky Hill                               Stop &    Wal-mart
                                                                              Shop      (not
                                                    1998 (A)206,356      99%  2023/2063 owned)     1,623,478      15.06

                  Massachusetts

Methuen Shopping Center             Methuen                                  DeMoulas  Wal-mart
                                                                              Market    2011/2051
                                                    1998 (A)130,021      97%  2015/2020              849,264       6.76

Crescent Plaza                      Brockton                                 Shaw's    Home Depot
                                                    1984 (A)218,141      99%  2012/2042 2021/2056  1,680,397       7.80

              New York

New Loudon Center                   Latham                                   Price     Marshalls
                                                                              Chopper   2014/2029
                                                    1982 (A)255,826     100%  2015/2035            1,713,664       6.70
                                                                                       Bon Ton Department Store
                                                                                        2014/2034
                                                                                       Raymor & Flanigan Furniture
                                                                                        2019/2034

            Rhode Island

Walnut Hill Plaza                   Woonsocket                               Shaw's    Sears
                                                    1998 (A)285,435      99%  2013/2028 2008/2033  2,436,519       8.64

              Vermont

The Gateway Shopping Center         Burlington      1999 (A)101,784      96% Shaw's 2024/2053      1,783,455      18.33


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                                 Retail Properties - Summary Listing
                                                            -------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                                    Year                      Grocery    Other     Annualized Annualized
                                                                               Anchor     Anchor
                                                   Constructed(C)   Occupancy Current   Current       Base       Base
                                                                              Lease and Lease and
          Shopping Center             Location   Acquired(A)   GLA            Option     Option       Rent     Rent psf
                                                                           %  Expiraton Expiraton
------------------------------------------------------------------------------------------------------------------------


MIDWEST REGION
--------------------------------------------------------

                  Illinois

Hobson West Plaza                           Naperville                         Bobak's Market and
                                                        1998 (A)   98,902 100%  Restaurant 2007/2032   1,240,207  12.54
                                                                                (specialty grocery)

Clark Diversey                              Chicago     2006 (A)   19,265 100%                           793,126  41.17

                  Indiana

Merrillville Plaza                          Merrillville                                 TJ Maxx
                                                        1998 (A)  235,678  93%            2009/2014    2,520,850  11.56
                                                                                         JC Penney 2008/2018
                                                                                         OfficeMax 2008/2028

                  Michigan

Bloomfield Town Square                      Bloomfield                         Costco    TJ
                                             Hills                              (not      Maxx2009/--
                                                        1998 (A)  228,366  82%  owned)                 2,306,188  12.28
                                                                                         Marshall's 2011/2026
                                                                                         Home Goods 2010/2025

                    Ohio

Mad River Station                           Dayton                                       Babies "R"
                                                                                          Us
                                                        1999 (A)  155,832  80%            2010/2020    1,507,090  12.04
                                                                                         Office Depot 2010/--
MID-ATLANTIC REGION
--------------------------------------------------------

                 New Jersey

Marketplace of Absecon                      Absecon                            Acme      Eckerd Drug
                                                        1998 (A)  105,097  95%  2015/2055 2020/2040    1,637,149  16.35

Ledgewood Mall                              Ledgewood                                    Wal-mart
                                                        1983 (A)  517,758  90%            2019/2049    4,351,042   9.39
                                                                                         Macy's 2010/2025
                                                                                         The Sports' Authority 2007/2037
                                                                                         Circuit City 2020/2040
                                                                                         Marshalls 2014/2034

Boonton                                     Boonton     2006 (A)   62,908  98%                         1,217,444  19.71


                Pennsylvania

               Chestnut Hill                            2006 (A)   40,570 100%           Borders 2010  1,292,372  31.86
                                                                                         Limited Express 2009

Abington Towne Center                       Abington                                     TJ Maxx
                                                        1998 (A)  216,355  98%            2010/2020      864,215  15.84
                                                                                         Target (not owned)
NORTHEASTERN PENNSYLVANIA REGION
------------------------------------------------------------------------------

                Pennsylvania


Blackman Plaza                              Wilkes-Barre                                 Kmart
                                                        1968 (C)  121,341  92%            2009/2049      282,374   2.52

Bradford Towne Centre                       Towanda                            P&C Foods Kmart
                                                                                (Penn     2019/2069
                                                                                Traffic)
                                                        1993 (C)  257,123  90%  2014/2024              1,548,453   6.66


Greenridge Plaza                            Scranton                           Giant Food (Ahold)
                                                        1986 (C)  191,767  79%  2021/2051                992,226   6.56

Luzerne Street Shopping Center              Scranton                                     Eckerd Drug
                                                        1983 (A)   58,035  88%            2009/2019      301,538   5.92

Mark Plaza                                  Edwardsville                       Redner's  Kmart
                                                                                Markets   2009/2049
                                                        1968 (C)  216,047  95%  2018/2028              1,038,383   5.05

Pittston Plaza                              Pittston                           Redner's  Eckerd Drugs
                                                                                Market    2006/2016
                                                        1994 (C)   79,498  86%  2018/2028                524,431   7.70

Plaza 422                                   Lebanon                                      Home Depot
                                                        1972 (C)  154,878  69%            2028/2058      444,020   4.14

Route 6 Mall                                Honesdale                          Weis      Kmart
                                                                                Markets   2020/2070
                                                                                (not
                                                        1994 (C)  175,505  99%  owned)                 1,088,783   6.28
                                                                ----------                           -------------------

                                                                4,910,114                            $50,053,307 $11.66
                                                                ==========                           ===================


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                                 Retail Properties - Summary Listing
                                                            -------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                                    Year                      Grocery    Other     Annualized Annualized
                                                                               Anchor     Anchor
                                                   Constructed(C)   Occupancy Current   Current       Base       Base
                                                                              Lease and Lease and
          Shopping Center             Location   Acquired(A)   GLA            Option     Option       Rent     Rent psf
                                                                           %  Expiraton Expiraton
------------------------------------------------------------------------------------------------------------------------


NEW YORK REGION
-----------------------------------------------------------------
JOINT VENTURE PROPERTIES
-----------------------------------------------------------------

                New York

Crossroads Shopping Center              White Plains                            Waldbaum's Kmart
                                                                                 (A&P)      2012/2032
                                                            1998   310,644  98%  2007/2032            $6,098,733 $19.95
(49% JV interest)                                                                          B. Dalton 2012/2017
                                                                                           Modell's 2009/2019

MID-ATLANTIC REGION
---------------------------------------------------------

                Delaware

Brandywine Town Center (1)              Wilmington       2003 (A)  810,648  98%                       12,041,551  15.16
(Brandywine JV)

Market Square Shopping Center           Wilmington                              Trader     TJ Maxx
                                                                                 Joe's      2006/2016
                                                                                 (specialty
                                                         2003 (A)  102,562 100%  grocery)              2,188,283  21.34
(Brandywine JV)                                                                            2013/2028

MIDWEST REGION
---------------------------------------------------------

                Illinois

Acadia Oakbrook                         Oakbrook                                           Neiman
                                                                                            Marcus
                                                         2005 (A)  112,000 100%             2011/2029  1,204,918  10.76

                  Ohio

Amherst Marketplace                     Cleveland        2002 (A)   79,945 100% Giant Eagle 2021/2041    867,302  10.85
(Fund I)

Granville Centre                        Columbus                                           Lifestyle
                                                                                            Family
                                                                                            Fitness
                                                         2002 (A)  134,997  44%             2017/2027    640,360  10.79
(Fund I)

Sheffield Crossing                      Cleveland        2002 (A)  112,534  94% Giant Eagle 2022/2042  1,153,641  10.87
(Fund I)

VARIOUS REGIONS
---------------------------------------------------------

Kroger/Safeway Portfolio                various                                 25 Kroger and Safeway
                                                         2003 (A)1,018,100 100%  supermarkets          8,013,584   7.87
(Fund I)                                                                         2009/2049

JV REDEVELOPMENTS
---------------------------------------------------------

                Michigan

Sterling Heights Shopping Center        Detroit                                            Burlington
                                                                                            Coat
                                                                                            Factory
                                                         2004 (A)  154,835  64%             2024/--      607,740   6.13
(Fund I)
                New York

Tarrytown Shopping Center               Westchester                                        Walgreen's
                                                         2004 (A)   35,291  85%             Drug 2080    907,836  30.23
(Fund I)
400 East Fordham Road                   Bronx                                              Sears
                                                         2004 (A)  117,355 100%             2007/--      649,419   5.53
(Fund II)
161st Street                            Bronx            2005 (A)  223,611 100%                        4,926,247  22.03
(Fund II)
Sherman Avenue                          Manhattan        2005 (A)  134,773 100%                        1,970,291  14.62
(Fund II)
Pelham Manor Shopping Plaza             Westchester/Bronx2004 (A)  398,775  48%                        1,261,512   6.60
(Fund II)

             South Carolina

Hitchcock Plaza                         Aiken            2004 (A)  233,886  39%                          599,986   6.56
(Fund I)
Pine Log Plaza                          Aiken                                              Farmers
                                                                                            Furniture
                                                         2004 (A)   35,064  87%             2009         123,152   4.05
(Fund I)
                Virginia

Haygood Shopping Center                 Virginia Beach                                     Eckerd
                                                                                            Drug
                                                         2004 (A)  178,335  76%             2009/--    1,389,551  10.24
                                                                 ----------                          -------------------
(Fund I)
                                                                 4,193,355                           $44,644,106 $12.29
                                                                 ==========                          ===================

(1)  Does not include 150,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the
     Company on an "earnout basis" only if, and when it is leased.


                                                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006


                                                     Retail Properties by Region
                                                          ----------------



                ------------------------------------------------------------------------------------------------------------
                                                                                                       Annualized Base Rent
                Gross Leasable Area             Occupancy            Annualized Base Rent              per Occupied Square
                                                                                                                Foot
                ------------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                 Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops Totals
                    (1)
                ------------------------------------------------------------------------------------------------------------


New York Region   394,702   382,924   777,626  97.45% 92.29% 94.91% $8,075,771  $7,940,868 $16,016,639 $21.00 $22.47 $21.70
  New England     890,812   306,751 1,197,563  99.51% 96.18% 98.66%  6,646,268   3,440,509  10,086,777   8.42  11.66   9.30
    Midwest       392,214   345,829   738,043  99.62% 74.72% 87.95%  3,335,405   5,032,056   8,367,461   8.54  19.47  12.89
  Mid-Atlantic    694,499   248,189   942,688 100.00% 73.99% 93.15%  6,144,217   3,218,005   9,362,222  11.44  17.52  12.99
 Northeastern
  Pennsylvania    938,166   316,028 1,254,194  92.33% 74.30% 87.79%  4,164,493   2,055,715   6,220,208   4.81   8.76   5.65
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,310,393 1,599,721 4,910,114  97.35% 82.84% 92.62%$28,366,154 $21,687,153 $50,053,307  $9.56 $16.36 $11.66
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------

 Joint Venture
 Properties (2)
----------------
   Operating
    Midwest       348,443    91,033   439,476  84.19% 70.43% 81.34%  3,197,111     669,110   3,866,221 $10.90 $10.44 $10.82
  Mid-Atlantic    826,881    86,329   913,210  98.00%100.00% 98.19% 12,227,165   2,002,670  14,229,835  15.09  23.20  15.87
New York Region   200,181   110,463   310,644 100.00% 95.47% 98.39%  2,261,353   3,837,380   6,098,733  11.30  36.39  19.95
    Various
 (Kroger/Safeway
   Portfolio)   1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,013,583           -   8,013,583   7.87      -   7.87
                ------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties   2,393,605   287,825 2,681,430  97.01% 88.91% 96.14% 25,699,212   6,509,160  32,208,372  11.07  25.44  12.49
                ------------------------------------------------------------------------------------------------------------

JV Redevelopment
   Properties
    Mid West       90,400    64,435   154,835 100.00% 13.63% 64.06%    526,600      81,140     607,740   5.83   9.24   6.13
  Mid-Atlantic    254,262   193,023   447,285  34.79% 87.62% 57.59%    435,552   1,677,137   2,112,689   4.92   9.92   8.20
New York Region   388,307   521,498   909,805 100.00% 59.18% 76.60%  6,057,513   3,657,792   9,715,305  15.60  11.85  13.94
                ------------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties     732,969   778,956 1,511,925  77.38% 62.46% 69.69%  7,019,665   5,416,069  12,435,734  12.38  11.13  11.80
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   3,126,574 1,066,781 4,193,355  92.41% 69.60% 86.60%$32,718,877 $11,925,229 $44,644,106 $11.32 $16.06 $12.29
                ============================================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2)  Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties.


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006


                                                Retail Properties by State - Summary
                                      --------------------------------------------------------



                                        --------------------------------------------------------------------------------

                                                                       Gross Leasable Area      Occupancy
                                                                  ------------------------------------------------------
        Wholly-Owned Properties         OwnershipPercent     Number of
                                                    of
----------------------------------------
                                                  base  properties Anchors    Shops     Total    Anchors  Shops  Total
                                                  rent                (2)
                                                %  (1)
                                        --------------------------------------------------------------------------------



Connecticut                                100.0%   4.7%        2   179,993    43,197   223,190   100.00% 97.10% 99.44%
Illinois                                   100.0%   3.3%        2    51,692    66,475   118,167   100.00%100.00%100.00%
Indiana                                    100.0%   4.1%        1   145,266    90,412   235,678   100.00% 80.50% 92.52%
Massachusetts                              100.0%   4.1%        2   281,366    66,796   348,162    98.44% 96.07% 97.99%
Michigan                                   100.0%   3.7%        1   126,960   101,406   228,366    98.83% 61.43% 82.22%
New Jersey                                 100.0%  17.1%        4   541,073   293,775   834,848   100.00% 79.45% 92.77%
New York                                   100.0%  21.1%        8   566,469   301,064   867,533    98.22% 90.20% 95.44%
Ohio                                       100.0%   2.4%        1    68,296    87,536   155,832   100.00% 64.93% 80.30%
Pennsylvania (Philadelphia region)         100.0%   3.5%        2   216,036    40,889   256,925   100.00% 89.80% 98.38%
Pennsylvania (Northeastern region)         100.0%  10.0%        8   938,166   316,028 1,254,194    92.33% 74.30% 87.79%
Rhode Island                               100.0%   3.9%        1   121,892   163,543   285,435   100.00% 97.93% 98.81%
Vermont                                    100.0%   2.9%        1    73,184    28,600   101,784   100.00% 84.38% 95.61%
                                                 -------          ------------------------------------------------------

                                                                  ------------------------------------------------------
    Total - Wholly-Owned Properties                80.7%       33 3,310,393 1,599,721 4,910,114    97.35% 82.84% 92.62%
                                                 -----------------------------------------------------------------------



                                                                  ------------------------------------------------------

      Joint Venture Properties (3)
----------------------------------------
Operating Properties
Illinois                                    20.0%   0.4%        1   112,000         -   112,000   100.00%     - 100.00%
Ohio                                        37.8%   1.6%        3   236,443    91,033   327,476    76.70% 70.43% 74.96%
Delaware                                    22.2%   5.1%        2   826,881    86,329   913,210    98.00%100.00% 98.19%
New York                                    49.0%   4.8%        1   200,181   110,463   310,644   100.00% 95.47% 98.39%
Various (Kroger/Safeway Portfolio)          28.3%   3.7%       25 1,018,100         - 1,018,100   100.00%  0.00%100.00%
                                                 -------          ------------------------------------------------------
      Total - Operating Properties                 15.6%          2,393,605   287,825 2,681,430    97.01% 88.91% 96.14%
                                                 -------          ------------------------------------------------------


JV Redevelopment Properties
Michigan                                    18.9%   0.2%        1    90,400    64,435   154,835   100.00% 13.63% 64.06%
New York                                 Various    3.0%        7   388,307   521,498   909,805   100.00% 59.18% 76.60%
South Carolina                               7.6%   0.1%        2   158,959   109,991   268,950    14.58% 89.68% 45.30%
Virginia                                    18.9%   0.4%        1    95,303    83,032   178,335    68.50% 84.88% 76.13%
                                                 -----------------------------------------------------------------------
     Total-Redevelopment Properties                 3.7%            732,969   778,956 1,511,925    77.38% 62.46% 69.69%
                                                 -------          ------------------------------------------------------

                                                                  ------------------------------------------------------
     Total Joint Venture Properties                19.3%       43 3,126,574 1,066,781 4,193,355    92.41% 69.60% 86.60%
                                                 -----------------======================================================

                                                  100.0%       76
                                                 =================

                                        --------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2)  Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3)  Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties.


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006


                                                Retail Properties by State - Summary
                                   --------------------------------------------------------------



                                                              ----------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                                       Annualized Base Rent        per Occupied Square
                                                                                                            Foot
                                                              ----------------------------------------------------------
                   Wholly-Owned Properties
--------------------------------------------------------------
                                                                 Anchors      Shops       Total    Anchors Shops Totals
                                                              ----------------------------------------------------------



Connecticut                                                     $2,223,069    $686,478  $2,909,547 $26.88 $16.37 $23.34
Illinois                                                           225,436   1,807,897   2,033,333   4.36  27.20  17.21
Indiana                                                          1,318,901   1,201,949   2,520,850   9.08  16.51  11.56
Massachusetts                                                    1,855,550     674,111   2,529,661   6.70  10.50   7.41
Michigan                                                           988,349   1,317,839   2,306,188   7.88  21.16  12.28
New Jersey                                                       6,272,333   4,321,480  10,593,813  11.59  18.52  13.68
New York                                                         6,999,728   6,056,328  13,056,056  12.58  22.30  15.77
Ohio                                                               802,719     704,371   1,507,090  11.75  12.39  12.04
Pennsylvania (Philadelphia region)                               1,262,344     894,243   2,156,587  21.61  24.35  22.67
Pennsylvania (Northeastern region)                               4,164,493   2,055,715   6,220,208   4.81   8.76   5.65
Rhode Island                                                       935,920   1,500,599   2,436,519   7.68   9.37   8.64
Vermont                                                          1,317,312     466,143   1,783,455  18.00  19.32  18.33
                                                              ----------------------------------------------------------

                                                              ----------------------------------------------------------
               Total - Wholly-Owned Properties                 $28,366,154 $21,687,153 $50,053,307  $9.56 $16.36 $11.66
                                                              ----------------------------------------------------------



                                                              ----------------------------------------------------------

                 Joint Venture Properties (3)
--------------------------------------------------------------
Operating Properties
Illinois                                                        $1,204,918          $-  $1,204,918 $10.76     $- $10.76
Ohio                                                             1,992,193     669,110   2,661,303  10.99  10.44  10.84
Delaware                                                        12,227,165   2,002,670  14,229,835  15.09  23.20  15.87
New York                                                         2,261,353   3,837,380   6,098,733  11.30  36.39  19.95
Various (Kroger/Safeway Portfolio)                               8,013,583           -   8,013,583   7.87      -   7.87
                                                              ----------------------------------------------------------
                 Total - Operating Properties                   25,699,212   6,509,160  32,208,372  11.07  25.44  12.49
                                                              ----------------------------------------------------------


JV Redevelopment Properties
Michigan                                                           526,600      81,140     607,740   5.83   9.24   6.13
New York                                                         6,057,513   3,657,792   9,715,305  15.60  11.85  13.94
South Carolina                                                      69,552     653,586     723,138      -   6.63   5.94
Virginia                                                           366,000   1,023,551   1,389,551   5.61  14.52  10.24
                                                              ----------------------------------------------------------
                Total-Redevelopment Properties                   7,019,665   5,416,069  12,435,734  12.38  11.13  11.80
                                                              ----------------------------------------------------------

                                                              ----------------------------------------------------------
                Total Joint Venture Properties                 $32,718,877 $11,925,229 $44,644,106 $11.32 $16.06 $12.29
                                                              ==========================================================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2)  Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3)  Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties. *T


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006
                                                     Retail Properties - Detail
------------------ -----------------------------------------------------------------------------------------------------
                                                                                                     Annualized
                                                                                                      Base Rent
                   Gross Leasable            Occupancy              Annualized Base Rent            per Occupied Square
                         Area                                                                               Foot
                   -----------------------------------------------------------------------------------------------------
                   Anchors  Shops    Total    Anchors  Shops  Total   Anchors    Shops      Total   AnchorsShops  Total
                   -----------------------------------------------------------------------------------------------------
WHOLLY-OWNED
 PROPERTIES:

 New York Region
------------------
Connecticut
------------------
239 Greenwich
 Avenue(1)          16,834       -    16,834   100.00%     - 100.00%$1,286,069        $- $1,286,069 $76.40    $- $76.40
                   -----------------------------------------------------------------------------------------------------

New Jersey
------------------
Elmwood Park
 Shopping Center    62,610  86,475   149,085   100.00%100.00%100.00% 1,390,460 1,997,718  3,388,178  22.21 23.10  22.73
                   -----------------------------------------------------------------------------------------------------

New York
------------------
Soundview
 Marketplace (2)    73,500 110,315   183,815   100.00% 87.42% 92.45% 1,248,849 1,588,582  2,837,431  16.99 16.47  16.70
Village Commons
 Shopping Center    25,192  61,977    87,169    64.01% 94.69% 85.82%   274,125 1,623,190  1,897,315  17.00 27.66  25.36
Branch Plaza        74,050  51,701   125,751   100.00%100.00%100.00% 1,101,989 1,329,412  2,431,401  14.88 25.71  19.34
Amboy Road          46,964  13,116    60,080   100.00% 73.16% 94.14% 1,012,015   377,588  1,389,603  21.55 39.35  24.57
Bartow Avenue            -  14,694    14,694        -  51.00% 51.00%         -   222,600    222,600      - 29.70  29.70
Pacesetter Park
 Shopping Center    52,052  44,646    96,698   100.00% 96.35% 98.31%   362,264   801,778  1,164,042   6.96 18.64  12.24
2914 Third Avenue   43,500       -    43,500    97.70%     -  97.70% 1,400,000         -  1,400,000  32.94     -  32.94
                   -----------------------------------------------------------------------------------------------------
 Total - New York  315,258 296,449   611,707    96.81% 90.04% 93.53% 5,399,242 5,943,150 11,342,392  17.69 22.26  19.83
                   -----------------------------------------------------------------------------------------------------

Total - New York
      Region       394,702 382,924   777,626    97.45% 92.29% 94.91% 8,075,771 7,940,868 16,016,639  21.00 22.47  21.70
                   -----------------------------------------------------------------------------------------------------


   New England
------------------

Connecticut
------------------
Town Line Plaza(3) 163,159  43,197   206,356   100.00% 97.10% 99.39%   937,000   686,478  1,623,478  14.23 16.37  15.06
                   -----------------------------------------------------------------------------------------------------

Massachusetts
------------------
Methuen Shopping
 Center            124,381   5,640   130,021    96.48%100.00% 96.63%   736,464   112,800    849,264   6.14 20.00   6.76
Crescent Plaza     156,985  61,156   218,141   100.00% 95.71% 98.80% 1,119,086   561,311  1,680,397   7.13  9.59   7.80
                   -----------------------------------------------------------------------------------------------------
     Total -
   Massachusetts   281,366  66,796   348,162    98.44% 96.07% 97.99% 1,855,550   674,111  2,529,661   6.70 10.50   7.41
                   -----------------------------------------------------------------------------------------------------

New York
------------------
New Loudon Center  251,211   4,615   255,826   100.00%100.00%100.00% 1,600,486   113,178  1,713,664   6.37 24.52   6.70
                   -----------------------------------------------------------------------------------------------------

Rhode Island
------------------
Walnut Hill Plaza  121,892 163,543   285,435   100.00% 97.93% 98.81%   935,920 1,500,599  2,436,519   7.68  9.37   8.64
                   -----------------------------------------------------------------------------------------------------

Vermont
------------------
The Gateway
 Shopping Center    73,184  28,600   101,784   100.00% 84.38% 95.61% 1,317,312   466,143  1,783,455  18.00 19.32  18.33
                   -----------------------------------------------------------------------------------------------------

   Total - New
  England Region   890,812 306,751 1,197,563    99.51% 96.18% 98.66% 6,646,268 3,440,509 10,086,777   8.42 11.66   9.30
                   -----------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet.
     Residential activities are not included above.

(2)  This property is currently being marketed for sale.

(3)  Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006
                                                     Retail Properties - Detail
------------------ -----------------------------------------------------------------------------------------------------
                                                                                                     Annualized
                                                                                                      Base Rent
                   Gross Leasable            Occupancy              Annualized Base Rent            per Occupied Square
                         Area                                                                               Foot
                   -----------------------------------------------------------------------------------------------------
                   Anchors  Shops    Total    Anchors  Shops  Total   Anchors    Shops      Total   AnchorsShops  Total
                   -----------------------------------------------------------------------------------------------------

WHOLLY-OWNED PROPERTIES (continued):

    Midwest
----------------
Illinois
----------------
Hobson West
 Plaza              51,692    47,210    98,902 100.00%100.00%100.00%   $225,436  $1,014,771  $1,240,207 $4.36 $21.49 $12.54
Clark and
 Diversey                -    19,265    19,265      - 100.00%100.00%          -     793,126     793,126     -  41.17  41.17
                 -----------------------------------------------------------------------------------------------------------
Total - Illinois    51,692    66,475   118,167 100.00%100.00%100.00%    225,436   1,807,897   2,033,333  4.36  27.20  17.21
                 -----------------------------------------------------------------------------------------------------------

Indiana
----------------
Merrillville
 Plaza             145,266    90,412   235,678 100.00% 80.50% 92.52%  1,318,901   1,201,949   2,520,850  9.08  16.51  11.56

Michigan
----------------
Bloomfield Towne
 Square            126,960   101,406   228,366  98.83% 61.43% 82.22%    988,349   1,317,839   2,306,188  7.88  21.16  12.28

Ohio
----------------
Mad River
 Station (1)        68,296    87,536   155,832 100.00% 64.93% 80.30%    802,719     704,371   1,507,090 11.75  12.39  12.04
                 -----------------------------------------------------------------------------------------------------------

Total - Midwest
     Region        392,214   345,829   738,043  99.62% 74.72% 87.95%  3,335,405   5,032,056   8,367,461  8.54  19.47  12.89
                 -----------------------------------------------------------------------------------------------------------

  Mid-Atlantic
----------------

New Jersey
----------------
Marketplace of
 Absecon            58,031    47,066   105,097 100.00% 89.51% 95.30%    984,014     653,135   1,637,149 16.96  15.50  16.35
Ledgewood Mall     370,969   146,789   517,758 100.00% 63.00% 89.51%  2,997,859   1,353,183   4,351,042  8.08  14.63   9.39
A & P Shopping
 Plaza (Boonton)    49,463    13,445    62,908 100.00% 91.63% 98.21%    900,000     317,444   1,217,444 18.20  25.77  19.71
                 -----------------------------------------------------------------------------------------------------------
  Total - New
     Jersey        478,463   207,300   685,763 100.00% 70.88% 91.20%  4,881,873   2,323,762   7,205,635 10.20  15.82  11.52
                 -----------------------------------------------------------------------------------------------------------

Pennsylvania
----------------

Chestnut Hill
 (2)                31,420     9,150    40,570 100.00%100.00%100.00%    992,344     300,028   1,292,372 31.58  32.79  31.86
Abington Towne
 Center (3)        184,616    31,739   216,355 100.00% 86.86% 98.07%    270,000     594,215     864,215 10.00  21.55  15.84
                 -----------------------------------------------------------------------------------------------------------
                   216,036    40,889   256,925 100.00% 89.80% 98.38%  1,262,344     894,243   2,156,587 21.61  24.35  22.67
                 -----------------------------------------------------------------------------------------------------------

  Total - Mid-
 Atlantic Region   694,499   248,189   942,688 100.00% 73.99% 93.15%  6,144,217   3,218,005   9,362,222 11.44  17.52  12.99
                 -----------------------------------------------------------------------------------------------------------

 Northeastern
  Pennsylvania
----------------

Pennsylvania
----------------
Blackman Plaza     111,956     9,385   121,341 100.00%     -  92.27%    264,374      18,000     282,374  2.36      -   2.52
Bradford Towne
 Centre (4)        181,103    76,020   257,123 100.00% 67.50% 90.39%  1,102,616     445,837   1,548,453  6.09   8.69   6.66
Greenridge Plaza
 (4)               101,060    90,707   191,767  61.44% 98.24% 78.85%    279,405     712,821     992,226  4.50   8.00   6.56
Luzerne Street
 Shopping Center
 (4)                43,663    14,372    58,035 100.00% 50.49% 87.74%    223,652      77,886     301,538  5.12  10.73   5.92
Mark Plaza         157,595    58,452   216,047 100.00% 82.29% 95.21%    652,095     386,288   1,038,383  4.14   8.03   5.05
Pittston Plaza
 (4)                67,583    11,915    79,498  87.45% 75.65% 85.68%    428,480      95,951     524,431  7.25  10.64   7.70
Plaza 422          128,708    26,170   154,878  80.99% 11.46% 69.24%    407,520      36,500     444,020  3.91  12.17   4.14
Route 6 Plaza      146,498    29,007   175,505 100.00% 93.11% 98.86%    806,351     282,432   1,088,783  5.50  10.46   6.28
                 -----------------------------------------------------------------------------------------------------------
    Total -
  Pennsylvania     938,166   316,028 1,254,194  92.33% 74.30% 87.79%  4,164,493   2,055,715   6,220,208  4.81   8.76   5.65
                 -----------------------------------------------------------------------------------------------------------

    Total -
  Northeastern
  Pennsylvania
     Region        938,166   316,028 1,254,194  92.33% 74.30% 87.79%  4,164,493   2,055,715   6,220,208  4.81   8.76   5.65
                 -----------------------------------------------------------------------------------------------------------

                 -----------------------------------------------------------------------------------------------------------

Total - Wholly-
     owned
   Properties    3,310,393 1,599,721 4,910,114  97.35% 82.84% 92.62%$28,366,154 $21,687,153 $50,053,057 $9.56 $16.36 $11.66

                 -----------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.

(2)  This consists of two separate buildings, both located on Germantown Avenue, in Chestnut Hill (Philadelphia).

(3)  Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(4)  These properties are currently being marketed for sale.


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006
                                                     Retail Properties - Detail
------------------ -----------------------------------------------------------------------------------------------------
                                                                                                     Annualized
                                                                                                      Base Rent
                   Gross Leasable            Occupancy              Annualized Base Rent            per Occupied Square
                         Area                                                                               Foot
                   -----------------------------------------------------------------------------------------------------
                   Anchors  Shops    Total    Anchors  Shops  Total   Anchors    Shops      Total   AnchorsShops  Total
                   -----------------------------------------------------------------------------------------------------

JOINT VENTURE  Acadia's
 PROPERTIES:   interest
               --------
    Midwest
---------------
Illinois
---------------
Oakbrook (7)      20.0%  112,000         -   112,000 100.00%     - 100.00% $1,204,918          $-  $1,204,918 $10.76     $- $10.76
                       ------------------------------------------------------------------------------------------------------------

Ohio
---------------
Amherst
 Marketplace
 (1)              37.8%   76,737     3,208    79,945 100.00%100.00%100.00%    828,830      38,472     867,302  10.80  11.99  10.85
Granville
 Centre (1)       37.8%   90,047    44,950   134,997  38.81% 54.27% 43.96%    402,085     238,275     640,360  11.51   9.77  10.79
Sheffield
 Crossing (1)     37.8%   69,659    42,875   112,534 100.00% 85.17% 94.35%    761,278     392,363   1,153,641  10.93  10.74  10.87
                       ------------------------------------------------------------------------------------------------------------
 Total - Ohio            236,443    91,033   327,476  76.70% 70.43% 74.96%  1,992,193     669,110   2,661,303  10.99  10.43  10.84
                       ------------------------------------------------------------------------------------------------------------

Total - Midwest
     Region              348,443    91,033   439,476  84.19% 70.43% 81.34%  3,197,111     669,110   3,866,221  10.90  10.44  10.82
                       ------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------
Delaware
---------------
Brandywine Town
 Center           22.2%  788,031    22,617   810,648  97.90%100.00% 97.96% 11,680,609     360,943  12,041,551  15.14  15.96  15.16
Market Square
 Shopping
 Center           22.2%   38,850    63,712   102,562 100.00%100.00%100.00%    546,556   1,641,727   2,188,283  14.07  25.77  21.34
                       ------------------------------------------------------------------------------------------------------------
   Total -
    Delaware             826,881    86,329   913,210  98.00%100.00% 98.19% 12,227,165   2,002,670  14,229,835  15.09  23.20  15.87
                       ------------------------------------------------------------------------------------------------------------

New York Region
---------------
New York
---------------
Crossroads
 Shopping
 Center           49.0%  200,181   110,463   310,644 100.00% 95.47% 98.39%  2,261,353   3,837,380   6,098,733  11.30  36.39  19.95
                       ------------------------------------------------------------------------------------------------------------

Various Regions
---------------
Kroger/Safeway
 Portfolio (25
 Properties)(2)   28.3%1,018,100         - 1,018,100 100.00%     - 100.00%  8,013,583           -   8,013,583   7.87      -   7.87
                       ------------------------------------------------------------------------------------------------------------

                       ------------------------------------------------------------------------------------------------------------

Total - Joint
    Venture
   Operating
   Properties          2,393,605   287,825 2,681,430  97.01% 88.91% 96.14% 25,699,212   6,509,160  32,208,372  11.07  25.44  12.49

                       ------------------------------------------------------------------------------------------------------------
Joint Venture
 Redevelopment
   Properties
                       ------------------------------------------------------------------------------------------------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan) (3)   18.9%   90,400    64,435   154,835 100.00% 13.63% 64.06%    526,600      81,140     607,740   5.83   9.24   6.13
400 East
 Fordham Road
 (New York) (4)   19.2%  100,703    16,652   117,355 100.00%100.00%100.00%    275,000     374,419     649,419   2.73  22.48   5.53
Pelham Manor
 Shopping Plaza
 (New York) (4)   19.2%        -   398,775   398,775      -  47.94% 47.94%          -   1,261,512   1,261,512      -   6.60   6.60
Sherman Avenue
 at Broadway
 (New York) (4)   19.2%  134,773         -   134,773 100.00%     - 100.00%  1,970,291           -   1,970,291  14.62      -  14.62
Tarrytown
 Shopping
 Center (New
 York) (3)        18.9%   15,497    19,794    35,291 100.00% 73.44% 85.10%    475,000     432,836     907,836  30.65  29.78  30.23
161st Street
 (New York) (4)   19.2%  137,334    86,277   223,611 100.00%100.00%100.00%  3,337,222   1,589,025   4,926,247  24.30  18.42  22.03
Liberty Avenue
 (New York) (5)   19.2%                            -                    -                                   -                    -
216th Street
 (New York) (5)   19.2%                            -                    -                                   -                    -
Hitchcock Plaza
 (South
 Carolina) (6)     7.6%  135,775    98,111   233,886   0.00% 93.20% 39.10%          -     599,986     599,986      -   6.56   6.56
Pine Log Plaza
 (South
 Carolina) (6)     7.6%   23,184    11,880    35,064 100.00% 60.61% 86.65%     69,552      53,600     123,152   3.00   7.44   4.05
Haygood
 Shopping
 Center
 (Virginia) (3)   18.9%   95,303    83,032   178,335  68.50% 84.88% 76.13%    366,000   1,023,551   1,389,551   5.61  14.52  10.24
                       ------------------------------------------------------------------------------------------------------------

   Total -
 Redevelopment
   Properties            732,969   778,956 1,511,925  77.38% 62.46% 69.69%  7,019,665   5,416,069  12,435,734  12.38  11.13  11.80
                       ------------------------------------------------------------------------------------------------------------

Total - Joint
 Venture
 Properties            3,126,574 1,066,781 4,193,355  92.41% 69.60% 86.60%$32,718,877 $11,925,229 $44,644,106 $11.32 $16.06 $12.29
                       ============================================================================================================

                       ------------------------------------------------------------------------------------------------------------

Wholly-owned and JV -
 Operating Properties
 (8)                   3,992,421 1,707,422 5,699,844  97.19% 83.19% 92.99%$35,455,376 $24,265,252 $59,720,628  $9.14 $17.08 $11.27

                       ------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  Fund I property.

(2)  Fund I portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

(3)  Fund I owns a 50% interest in the property.

(4)  Fund II has a 96% interest in the property.

(5)  Property is currently under construction.

(6)  Fund I owns a 20% interest in the property.

(7)  Fund II owns a 20% interest in the property.

(8)  Weighted based on ownership interest.

                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006
                                                 --------------  --------------

                                    Year-to-Date   3 months ended  3 months ended     3 months ended     Year ended
    Leasing Production      Notes:  September 30,   September 30,   June 30, 2006      March 31, 2006  December 31, 2005
                                         2006            2006
---------------------------         --------------  --------------  --------------     --------------  -----------------


New leases                       (1)
Number of new leases commencing                14               5               8                  1                 28
GLA                                        54,013          23,915          26,469              3,629            219,770
New base rent                              $14.94          $13.65          $14.72             $25.00             $11.20
Previous base rent (and percentage
 rent)                                     $11.15           $8.39          $12.43             $20.00             $11.71
Percentage growth in base
 rent                                        34.0%           62.7%           18.4%              25.0%              -4.3%
Average cost per square
 foot                                      $16.96          $24.13          $10.07             $20.00             $11.57

Renewal leases
Number of renewal leases
 commencing                                    34              17               2                 15                 52
GLA expiring                              234,296          69,242          55,580            109,474            348,354
Renewal percentage               (2)           67%             84%             16%                83%                70%
New base rent                              $15.42          $20.17          $19.28             $12.01             $12.14
Expiring base rent (and
 percentage rent)                          $13.04          $15.01          $19.19             $11.17             $10.86
Percentage growth in base
 rent                                        18.3%           34.4%            0.5%               7.5%              11.8%
Average cost per square
 foot                                       $0.00           $0.00           $0.00              $0.00              $0.00

Total new and renewal
 Leases
Number of new and renewal leases
 commencing                                    48              22              10                 16                 80
GLA commencing                            211,933          82,078          35,362             94,492            462,975
New base rent                              $15.30          $18.27          $15.87             $12.51             $11.69
Expiring base rent (and
 percentage rent)                          $12.56          $13.08          $14.13             $11.51             $11.26
Percentage growth in base
 rent                            (2)         21.9%           39.7%           12.3%               8.7%               3.8%
Average cost per square
 foot                                       $4.32           $7.03           $7.54              $0.77              $5.49



(1)  Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2)  Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006


                                            Top Tenants - Ranked by Annualized Base Rent
                                                             -----------
                            (Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                                                                    Percentage of Total
                                         Wholly-Owned     Joint Ventures (2)       Combined        Represented by Retail
                                                                                                           Tenant
                                     -------------------------------------------------------------------------------------

                           Number of
             Retail        stores in   Total   Annualized   Total  Annualized  Total   Annualized   Total  Annualized Base
                                                   Base               Base                 Base
Ranking      Tenant        combined     GLA     Rent (1)     GLA    Rent (1)    GLA     Rent (1)  Portfolio   Rent (3)
                           portfolio                                                               GLA( 3)
--------------------------------------------------------------------------------------------------------------------------

     1 Albertson's                 4   220,625 $3,012,896        -        $-   220,625 $3,012,896      4.0%           5.2%
         -- Shaw's                 3   175,801  2,358,192        -         -   175,801  2,358,192      3.2%           4.1%
         -- Acme                   1    44,824    654,704        -         -    44,824    654,704      0.8%           1.1%

     2 A&P (Waldbaum's)            4   149,729  2,566,284   18,722   246,960   168,451  2,813,244      3.1%           4.8%
         -- A&P/Waldbaum's         4   149,729  2,566,284   18,722   246,960   168,451  2,813,244      3.1%           4.8%

     3 Sears                       7   485,111  1,829,484   68,690   330,263   553,801  2,159,747     10.2%           3.7%
         -- Kmart                  5   424,411  1,571,484   49,355   277,463   473,766  1,848,947      8.7%           3.2%
         -- Sears                  2    60,700    258,000   19,335    52,800    80,035    310,800      1.5%           0.5%

     4 T.J. Maxx                  10   289,427  2,051,182    6,972    88,190   296,399  2,139,372      5.4%           3.7%
         -- T.J. Maxx              4    88,200    726,300    6,972    88,190    95,172    814,490      1.7%           1.4%
         -- Marshalls              3   102,781    731,494        -         -   102,781    731,494      1.9%           1.3%
         -- A.J. Wright's          2    58,800    286,131        -         -    58,800    286,131      1.1%           0.5%
         -- Homegoods              1    39,646    307,257        -         -    39,646    307,257      0.7%           0.5%

     5 Ahold                       3   180,001  1,578,670        -         -   180,001  1,578,670      3.3%           2.7%
         -- Stop and Shop          2   117,911  1,299,265        -         -   117,911  1,299,265      2.2%           2.2%
         -- Giant                  1    62,090    279,405        -         -    62,090    279,405      1.1%           0.5%

     6 Wal-Mart                    2   210,114  1,515,409        -         -   210,114  1,515,409      3.9%           2.6%

     7 Home Depot                  2   211,003  1,009,646        -         -   211,003  1,009,646      3.9%           1.7%

     8 Brook's Drug                6    72,832    995,048        -         -    72,832    995,048      1.3%           1.7%
         -- Eckerd's               6    72,832    995,048        -         -    72,832    995,048      1.3%           1.7%

     9 Pathmark                    1    47,773    955,460        -         -    47,773    955,460      0.9%           1.6%

       Redner's
    10  Supermarket                2   111,739    875,912        -         -   111,739    875,912      2.0%           1.5%

    11 Price Chopper               1    77,450    804,059        -         -    77,450    804,059      1.4%           1.4%
       Restoration
    12  Hardware                   1     9,220    697,200        -         -     9,220    697,200      0.2%           1.2%
    13 Kroger(4)                  13         -          -  156,069 1,137,042   156,069  1,137,042      2.9%           2.0%
    14 Safeway (5)                13         -          -  132,409 1,133,607   132,409  1,133,607      2.4%           1.9%
    15 Clearview Cinema            1    25,400    686,250        -         -    25,400    686,250      0.5%           1.2%
       Federated
        Department Stores
    16  (Macy's)                   1    73,349    651,245        -         -    73,349    651,245      1.3%           1.1%
    17 Payless Shoes              11    36,076    557,570    1,524    43,273    37,600    600,843      0.7%           1.0%
    18 JC Penney                   2    72,580    591,747        -         -    72,580    591,747      1.3%           1.0%
    19 King Kullen Grocery         1    48,100    562,600        -         -    48,100    562,600      0.9%           1.0%
    20 CVS                         4    28,600    473,888    3,967    53,156    32,567    527,044      0.6%           0.9%
                          ------------------------------------------------------------------------------------------------


              Total               89 2,349,129 21,414,550  388,353 3,032,491 2,737,482 24,447,041     50.2%          42.1%
                          ================================================================================================

(1)  Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2)  Includes Funds I, II, Crossroads Shopping Center and Brandywine joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.

(3)  Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(4)  Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.

(5)  Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.



                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                                            Anchor Detail
                                                -------------------------------------

---------------------------------------------------------------------------------------------------------
                                                               Annual   Annual
            Property/Tenant Name          Square     Lease      Base     Base
              (Type of Center)            Footage Expiration    Rent     Rent           Options
                                                                          PSF
---------------------------------------------------------------------------------------------------------
    THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
    (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
-----------------------------------------
New York Region
-----------------------------------------
 Connecticut
 ----------------------------------------
  239 Greenwich Ave., Greenwich
    Coach                                   4,541  1/31/2016    356,469  78.50 (1) 5 Year
    Restoration Hardware                   12,293  4/30/2015    929,600  75.62 (2) 5 Years
                                         ---------           ------------------
               Property total              16,834             1,286,069  76.40
                                         ---------           ------------------
 New Jersey
 ----------------------------------------
  Elmwood Park Shopping Center, Elmwood
   Park
    Walgreens                              14,837  5/31/2022    435,000  29.32 (8) 5 Year
    Pathmark                               47,773 11/30/2017    955,460  20.00 (7) 5 Year
                                         ---------           ------------------
               Property total              62,610             1,390,460  22.21
                                         ---------           ------------------
 New York
 ----------------------------------------
  Soundview Marketplace, Port Washington
    King Kullen                            48,100  9/26/2007   $562,600 $11.70 (7) 5 Year
    Clearview Cinema                       25,400  5/31/2010    686,250  27.02 (4) 5 Year
                                         ---------           ------------------
               Property total              73,500             1,248,850  16.99
                                         ---------           ------------------

  Village Commons Shopping Center
    Daffy's                                16,125   1/7/2008    274,125  17.00 (4) 5 Year
                                         ---------           ------------------
               Property total              16,125               274,125  17.00
                                         ---------           ------------------

  Branch Plaza
    CVS                                    11,050  5/31/2010    181,026  16.38                         -
    A&P                                    63,000 11/30/2013    920,963  14.62 (3) 5 Year
                                         ---------           ------------------
               Property Total:             74,050             1,101,989  14.88
                                         ---------           ------------------

  Amboy Shopping Center
    Waldbaum's (A&P)                       37,266   7/6/2028    745,320  20.00                         -
    Duane Reed                              9,698  8/31/2008    266,694  27.50 (2) 5 Year
                                         ---------           ------------------
               Property total              46,964             1,012,014  21.55
                                         ---------           ------------------

  Pacesetter Park Shopping Center, Pomona
    Stop & Shop (Ahold)                    52,052  8/31/2020    362,264   6.96 (2) 10 Year
                                         ---------           ------------------
               Property total              52,052               362,264   6.96
                                         ---------           ------------------

  2914 Third Avenue
    Lot Stores                              9,000  1/31/2021    700,000  77.78
    Dr. J's                                33,500  1/31/2021    700,000  20.90
                                         ---------           ------------------
               Property total              42,500             1,400,000  32.94
                                         ---------           ------------------


           Total: New York Region         384,635             8,075,771  21.00
                                         ---------           ------------------

Retail Anchor Properties- Wholly Owned (continued)
-----------------------------------------------------

New England
--------------------------------------------

 Connecticut
 -------------------------------------------
  Town Line Plaza, Rocky Hill
         Wal*Mart(1)                          97,300          -         $-    $- REA Agreement
         Super Stop & Shop (Ahold)            65,859 11/30/2023    937,000 14.23 (8) 5 Year
                                            ---------           -----------------
                   Property total            163,159               937,000 14.23
                                            ---------           -----------------

 Massachusetts
 -------------------------------------------
  Methuen Shopping Center, Methuen
         Demoulas Super Markets               30,460  1/31/2015    109,656  3.60 (1) 5 Year
         Wal*Mart                             89,544 10/23/2011    626,808  7.00 (8) 5 Year
                                            ---------           -----------------
                   Property total            120,004               736,464  6.14
                                            ---------           -----------------

  Crescent Plaza, Brockton
         Home Depot                          106,760 10/31/2021    602,126  5.64 (7) 5 Year
         Shaw's (Albertsons)                  50,225 12/31/2012    516,960 10.29 (6) 5 Year
                                            ---------           -----------------
                   Property total            156,985             1,119,086  7.13
                                            ---------           -----------------

 New York
 -------------------------------------------
  New Loudon Center, Latham
         Bon Ton                              65,365   2/1/2014    261,460  4.00 (4) 5 Year
         Marshalls (TJX)                      37,212  1/31/2014    158,151  4.25 (3) 5 Year
         Price Chopper                        77,450  5/31/2015    804,059 10.38 (4) 5 Year
         A.C. Moore                           21,520  4/30/2009    221,226 10.28 (3) 5 Year
         Raymours Furniture Co                49,664  4/30/2019    155,591  3.13 (3) 5 Year
                                            ---------           -----------------
                   Property total            251,211             1,600,487  6.37
                                            ---------           -----------------

 Rhode Island
 -------------------------------------------
  Walnut Hill Plaza, Woonsocket
         Sears                                60,700  8/31/2008    258,000  4.25 (5) 5 Year
         CVS                                   8,800  1/31/2009    154,000 17.50 (1) 5 Year
         Shaw's (Albertsons)                  52,392 12/31/2013    523,920 10.00 (3) 5 Year
                                            ---------           -----------------
                   Property total            121,892               935,920  7.68
                                            ---------           -----------------

 Vermont
 -------------------------------------------
  Gateway Shopping Center
         Shaw's (Albertsons)                                                     (5) 5 Yr. & (1) 4
                                              73,184  3/31/2024  1,317,311 18.00  Yr.
                                            ---------           -----------------
                   Property total             73,184             1,317,311 18.00
                                            ---------           -----------------

                 Total : New England         886,435             6,646,268  8.42
                                            ---------           -----------------
Midwest
---------

 Illinois
 --------
  Hobson West Plaza, Naperville
         Bobak's Market and Restaurant        51,692 11/30/2007    225,436  4.36 (5) 5 Year
                                            ---------           -----------------
                   Property total             51,692               225,436  4.36
                                            ---------           -----------------
 Indiana
 -------------------------------------------
  Merrillville Plaza, Merrillville
         JC Penney                            50,000  1/31/2008    495,000  9.90 (2) 5 Year
         Officemax                            26,157  7/31/2008    222,335  8.50 (4) 5 Year
         Pier I                                9,143  1/31/2009    128,002 14.00                   -
         David's Bridal                       13,266 11/19/2010    190,765 14.38 (2) 5 Year
         Toys R Us                            21,500  1/31/2014     87,500  4.07 (5) 5 Year
         TJ Maxx (TJX)                        25,200  1/31/2009    195,300  7.75 (1) 5 Year
                                            ---------           -----------------
                   Property total            145,266             1,318,902  9.08
                                            ---------           -----------------
         (1) This space is contiguous to the Company's property and is not owned by the Company.

Retail Anchor Properties- Wholly Owned (continued)
---------------------------------------------------

 Michigan
 ----------------------------------------
  Bloomfield Town Square, Bloomfield
   Hills
     HomeGoods (TJX)                        39,646  5/31/2010    307,255   7.75 (3) 5 Year
     Officemax                              21,500  6/30/2010    193,500   9.00 (3) 5 Year
     Marshalls (TJX)                        28,324  9/30/2011    226,592   8.00 (3) 5 Year
     TJ Maxx (TJX)                          36,000  1/31/2009    261,000   7.25 (1) 5 Year
                                         ----------           ------------------
                Property total             125,470               988,347   7.88
                                         ----------           ------------------

 Ohio
 ----
  Mad River Station, Dayton
     Babies 'R' Us                          33,147  2/28/2010    260,204   7.85 (2) 5 Year
     Pier I                                 10,111  2/28/2010    227,037  22.45                   -
     Office Depot                           25,038  8/31/2010    315,479  12.60                   -
                                         ----------           ------------------
                Property total              68,296               802,720  11.75
                                         ----------           ------------------

                Total: Midwest             390,724             3,335,405   8.54
                                         ----------           ------------------

Mid-Atlantic
-----------------------------------------

 New Jersey
 ----------------------------------------
  Marketplace of Absecon, Absecon
     Eckerd Drug (Brook's)                  13,207  8/30/2020    329,310  24.93 (4) 5 Year
     Acme Markets (Albertson)               44,824  4/30/2015    654,704  14.61 (8) 5 Year
                                         ----------           ------------------
                Property total              58,031               984,014  16.96
                                         ----------           ------------------

  Ledgewood Mall, Ledgewood
     Circuit City                           33,294  1/31/2020    449,469  13.50 (4) 5 Year
     Ashley Furniture                       41,806 12/31/2010    212,793   5.09 (2) 5 Year
     Barnes & Noble                         12,500  1/31/2010    224,000  17.92 (5) 5 Year
     Marshalls (TJX)                        37,245  9/30/2014    346,751   9.31 (4) 5 Year
     The Sports Authority                   52,205  5/31/2007    225,000   4.31 (6) 5 Year
     Macy's Department Store (Federated)                                        (3) 5 Year
      (1)                                   73,349  1/31/2010    651,245   8.88
     Wal*Mart                              120,570  3/31/2019    888,601   7.37 (6) 5 Year
                                         ----------           ------------------
                Property total             370,969             2,997,859   8.08
                                         ----------           ------------------

  A&P Shopping Plaza - Boonton
     A&P                                    49,463 10/26/2024    900,000  18.20 (9) 5 Year
                                         ----------           ------------------
                Property total              49,463               900,000  18.20
                                         ----------           ------------------

 Pennsylvania
 ----------------------------------------
  Abington Town Center, Abington
     TJ Maxx (TJX)                          27,000 11/30/2010   $270,000 $10.00 (2) 5 Year
     Target(1)                                                                  Condominium
                                           157,616          -          -      -  Agreement
                                         ----------           ------------------
                Property total             184,616               270,000  10.00
                                         ----------           ------------------

  Chestnut Hill LLC
     Express                                12,882  1/31/2009   $510,344 $39.62
     Borders Books                          18,538  1/31/2010    482,000  26.00
                                         ----------           ------------------
                Property total              31,420               992,344  77.03
                                         ----------           ------------------

             Total : Mid-Atlantic          694,499             6,144,217  11.44
                                         ----------           ------------------

Retail Anchor Properties- Wholly Owned (continued)
---------------------------------------------------

Northeast Pennsylvania
-----------------------------------------
  Blackman Plaza, Wilkes-Barre
    Eckerd Drug (Brook's)                    7,000  7/31/2006      59,710  8.53                   -
    Kmart                                  104,956 10/31/2009     204,664  1.95 (8) 5 Year
                                         ----------           ------------------
               Property total              111,956                264,374  2.36
                                         ----------           ------------------

  Bradford Towne Centre, Towanda
    Kmart                                   94,841  3/31/2019     474,205  5.00 (10) 5 Year
    Eckerd Drug (Brook's)                   11,840  1/31/2010     118,400 10.00 (3) 5 Year
    JC Penney                               22,764 11/30/2009      96,747  4.25 (7) 5 Year
    P & C Foods (Penn Traffic)              51,658  9/30/2014     413,264  8.00 (2) 5 Year
                                         ----------           ------------------
               Property total              181,103              1,102,616  6.09
                                         ----------           ------------------

  Greenridge Plaza, Scranton
    Giant Food Stores (Ahold)               62,090  4/30/2021     279,405  4.50 (6) 5 Year
                                         ----------           ------------------
               Property total               62,090                279,405  4.50
                                         ----------           ------------------

  Luzerne Street Shopping Center,
   Scranton
    Price Rite (Wakefern)                   29,663  4/30/2015     118,652  4.00 (4) 5 Year
    Eckerd Drug (Brook's)                   14,000  4/30/2009     105,000  7.50 (2) 5 Year
                                         ----------           ------------------
               Property total               43,663                223,652  5.12
                                         ----------           ------------------

  Mark Plaza, Edwardsville
    Kmart                                  104,956 10/31/2009     204,664  1.95 (8) 5 Year
    Redner's Market                         52,639  5/31/2018     447,431  8.50 (2) 5 Year
                                         ----------           ------------------
               Property total              157,595                652,095  4.14
                                         ----------           ------------------

  Pittston Plaza, Pittston
    Redner's Market                         59,100 12/31/2018     428,480  7.25 (2) 5 Year
                                         ----------           ------------------
               Property total               59,100                428,480  7.25
                                         ----------           ------------------

  Plaza 422, Lebanon
    Home Depot                             104,243 12/31/2028     407,520  3.91 (6) 5 Year
                                         ----------           ------------------
               Property total              104,243                407,520  3.91
                                         ----------           ------------------

  Route 6 Mall, Honesdale
    Eckerd Drugs (Brook's)                  11,840  1/31/2011     118,400 10.00 (3) 5 Year
    Fashion Bug                             15,000  1/31/2016           -     -                   -
    Kmart                                  119,658  4/30/2020     687,951  5.75 (10) 5 Year
                                         ----------           ------------------
               Property total              146,498                806,351  5.50
                                         ----------           ------------------

      Total : Northeastern Pennsylvania    866,248              4,164,493  4.81
                                         ----------           ------------------




Total: Retail Anchor Properties - Wholly
 Owned Properties                        3,222,541            $28,366,154 $9.56
                                         ==========           ==================

(1)  Target owns the portion of the main building (157,616 square feet) that their store is located in.

Joint Venture Properties
-----------------------------------------

New York Region
-----------------------------------------

 New York
 ----------------------------------------
  Crossroads Shopping Center, White Plains (49%
   jv)
    Kmart                                 100,725  1/31/2012   $566,250 $5.62 (4) 5 Year
    Waldbaum's (A&P)                       38,208 12/31/2007    504,000 13.19 (5) 5 Year
    B. Dalton (Barnes & Noble)             12,430  5/28/2012    345,928 27.83 (2) 5 Year
    Pier 1                                  8,818  2/28/2007    278,825 31.62 (2) 5 Year
    Pay Half                               15,000 12/31/2006    372,600 24.84                   -
    Modell's                               25,000  2/28/2009    193,750  7.75 (2) 5 Year
                                         ---------           -----------------
               Property total             200,181             2,261,353 11.30
                                         ---------           -----------------

  400 East Fordham Road (Fund II)
    Sears                                 100,703  7/16/2007    275,000  2.73                   -
                                         ---------           -----------------

  Tarrytown Centre
    Walgreen's                             15,497  6/30/2080    475,000 30.65                   -
                                         ---------           -----------------

  Sherman Avenue
    Pilot Garage                           74,000  6/14/2007    375,000  5.07                   -
    City of New York                       60,773     MTM     1,595,291 26.25                   -
                                         ---------           -----------------
                                          134,773             1,970,291 14.62
                                         ---------           -----------------
  161st Street
    City of New York                      137,334  7/18/2006  3,337,222 24.30                   -
                                         ---------           -----------------
                                          137,334             3,337,222 24.30
                                         ---------           -----------------

           Total : New York Region        588,488             8,318,866 14.14
                                         ---------           -----------------

Mid-Atlantic Region
-----------------------------------------

 Delaware
 ----------------------------------------
  Brandywine Town Center (Brandywine JV)
    Michaels                               24,876  2/28/2011    572,148 23.00 (3) 5 Year
    Old Navy (The Gap)                     24,631  4/30/2011    617,745 25.08 (1) 5 Year
    Petsmart                               23,963  6/30/2017    455,297 19.00 (5) 5 Year
    Thomasville Furniture                  18,893 11/30/2011    485,739 25.71 (10) 1 Year
    World Market                           20,310  1/31/2015    406,200 20.00                   -
    Access Group                           76,458  5/31/2015  1,548,275 20.25 (2) 5 Year
    Bed, Bath & Beyond                     50,977  1/31/2014    868,426 17.04 (3) 5 Year
    Dick's Sporting Goods                  50,000  5/31/2013    700,000 14.00 (3) 5 Year
    Lowe's Home Centers                   140,000  8/31/2018  1,925,000 13.75 (6) 5 Year
    Regal Cinemas                          65,641   6/1/2017    861,210 13.12 (4) 5 Year
    Target                                138,000  1/31/2018    800,000  5.80 (4) 10 Year
    Kincaid Furniture                      14,535  3/31/2010    247,095 17.00                   -
    Transunion Settlement                  39,714  3/31/2013    938,745 23.64 (5) 1 Year
    The Bombay Company                      8,965  1/31/2015    215,160 24.00 (2) 5 Year
    Lane Home Furnishings                  21,827 10/31/2015    409,693 18.77 (3) 5 Year
    MJM Designer                           25,000  9/30/2015    325,000 13.00 (3) 5 Year
    Target                                                                    (6) 2 Year & (6) 3
                                           27,716  1/31/2011    304,876 11.00  year
                                         ---------           -----------------
               Property total             771,506            11,680,609 15.14
                                         ---------           -----------------

  Market Square Shopping Center
   (Brandywine JV)
    Trader Joe's                            7,675  1/31/2013    149,662 19.50 (3) 5 Year
    TJ Maxx (TJX)                          31,175  1/31/2011    396,894 12.73 (1) 5 Year
                                         ---------           -----------------
               Property total              38,850               546,556 14.07
                                         ---------           -----------------

 Joint Venture Properties (continued)
 -------------------------------------------

 Mid-Atlantic Region (continued)
 -------------------------------------------


 Virginia
 -------------------------------------------
  Haygood Shopping Center (Fund I)
         Farm Fresh                            54,000  8/31/2026     337,500   6.25 (14) 5 Year
         Eckerd Drugs (Brook's)                11,280 11/30/2009      28,500   2.53                   -
                                            ----------           -------------------
                   Property Total              65,280                366,000   5.61
                                            ----------           -------------------

             Total : Mid-Atlantic Region      875,636             12,593,165  14.38
                                            ----------           -------------------

Midwest Region
--------------------------------------------

 Illinois
 --------
  Acadia Oakbrook
         Neiman Marcus                        112,000 10/31/2011   1,204,918  10.76 (6) 5 Year
                                            ----------           -------------------

 Ohio
 --------
  Amherst Marketplace (Fund I)
         Riser Foods Company/Pharmacy          10,500  3/31/2012     135,135  12.87 (3) 5 Year
         Riser Foods Company/Supermarket       66,237  9/30/2021     693,695  10.47 (4) 5 Year
                                            ----------           -------------------
                   Property total              76,737                828,830  10.80

  Granville Centre (Fund I)
         Lifestyle Family Fitness, Inc.        34,951  1/31/2017     402,085  11.50 (2) 5 Year
                                            ----------           -------------------

  Sheffield Crossing (Fund I)
         Revco Drug                            10,500  5/31/2012     140,700  13.40 (3) 5 Year
         Giant Eagle                           59,159  5/31/2022     620,578  10.49 (4) 5 Year
                                            ----------           -------------------
                   Property total              69,659                761,278  10.93
                                            ----------           -------------------

 Michigan
 -------------------------------------------
  Sterling Heights (Fund I)
         Rite Aid                              20,000  1/31/2026     245,000  12.25 (4) 5 Year
         Burlington Coat Factory               70,400  1/31/2024     281,600   4.00                   -
                                            ----------           -------------------
                   Property total              90,400                526,600  16.25

                   Total: Midwest             383,747              3,723,711   9.70
                                            ----------           -------------------
 Various
 -------------------------------------------

  Pine Log Plaza
         Farmer's Furniture                    23,184       2007      69,552   3.00

         Kroger/Safeway (Fund I)            1,018,100       2009   8,013,583   7.87
                                            ----------           -------------------


           Total: Joint Venture Properties  2,889,155            $32,718,877 $11.32
                                            ==========           ===================


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                               Anchor Lease Expirations - Next 3 Years
                                               ---------------------------------------


       -----------------------------------------------------------------------------
                                      Gross Leased           Annualized Base Rent
                                           Area
                                     ---------------      --------------------------
                                                Percent              Percent Average
                                      Square    of                      of     per
             Center         Anchor    footage all anchors   Amount     all   Sq. Ft.
                                                                      anchors
       -----------------------------------------------------------------------------

          Wholly Owned
       ------------------
                    2006
       Blackman Plaza    Eckerd Drugs   7,000  0.24%          59,710    0.21%  8.53
                                     ---------------      --------------------------
                          Total 2006    7,000  0.24%          59,710    0.21%  8.53
                                     ---------------      --------------------------
                    2007
       Ledgewood Mall    The Sports
                          Authority    52,205  1.76%         225,000    0.79%  4.31
       Soundview         King Kullen
        Marketplace                    48,100  1.62%         562,600    1.98% 11.70
       Hobson West Plaza Bobak's       51,692  1.74%         225,436    0.79%  4.36
                                     ---------------      --------------------------

                          Total 2007  151,997  5.12%       1,013,036    3.56%  6.66
                                     ---------------      --------------------------
                    2008
       Village Commons   Daffy's Inc.
        Shopping Center                16,125  0.54%         274,125    0.97% 17.00
       Merrillville PlazaJC Penny Co.  50,000  1.68%         495,000    1.75%  9.90
       Merrillville PlazaOfficemax
                          Inc.         26,157  0.88%         222,335    0.78%  8.50
       Amboy Shopping    Duane Reade
        Center                          9,698  0.33%         266,695    0.94% 27.50
       Walnut Hill Plaza Sears         60,700  2.05%         258,000    0.91%  4.25
                                     ---------------      --------------------------

                          Total 2008  162,680  3.26%       1,516,155    2.63%  9.32
                                     ---------------      --------------------------

                         Total - Next
                            3 Years  $321,677  8.62%      $2,588,901    6.40% $8.05
                                     ===============      ==========================

          Crossroads Joint Venture
       ------------------------------
                    2006
       Crossroads        P.H.
        Shopping Center   Greenburgh   15,000                372,600   16.48% 24.84
                                     ---------            --------------------------

                          Total 2006   15,000  0.00%         372,600   16.48% 24.84
                                     ---------------      --------------------------

                    2007
       Crossroads        Pier 1
        Shopping Center                 8,818  4.41%         278,825   12.33% 31.62
       Crossroads        Waldbaum's
        Shopping Center                38,208 19.09%         504,000   22.29% 13.19
                                     ---------------      --------------------------

                          Total 2007   47,026 23.50%         782,825   34.62% 16.65
                                     ---------------      --------------------------
                    2008                    -     -                -       -      -
                                     ---------------      --------------------------

                         Total - Next
                            3 Years   $62,026 23.50%      $1,155,425   51.10%$18.63
                                     ===============      ==========================

          Brandywine Joint Venture
       ------------------------------
                    2006

                    2007

                    2008                    -     -                -       -      -
                                     ---------------      --------------------------

                         Total - Next
                            3 Years        $-  0.00%              $-    0.00%    $-
                                     ===============      ==========================

             Fund I
       ------------------
                    2006

                    2007
       Pine Log Plaza    Farmer's
                          Furniture    23,184  1.69%          69,552    0.61%  3.00
                                     ---------------      -------------------
                          Total 2007   23,184     0           69,552    0.61%  3.00
                                     ---------------      --------------------------

                    2008                    -     -                -       -      -
                                     ---------------      --------------------------

                         Total - Next
                            3 Years   $23,184  1.69%         $69,552    0.61% $3.00
                                     ===============      ==========================
            Fund II
       ------------------

                    2006

                    2007
       Sherman Avenue    Pilot Garage  74,000 15.26%         375,000    5.52%  5.07
       400 East Fordham  Sears
        Road                          100,703 20.77%         275,000    4.04%  2.73
                                     ---------------      --------------------------

                          Total 2007  174,703 36.03%         650,000    9.56%  3.72
                                     ---------------      --------------------------
                    2008
       Sherman Avenue    New York
                          City         60,773 12.54%       1,595,291   23.50% 26.25
                                     ---------------      --------------------------

                         Total - Next
                            3 Years  $235,476 48.57%      $2,245,291   33.06% $9.54
                                     ===============      ==========================

(1)  Tenant pays rent based on percentage of sales


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                                          Lease Expirations
                                    -------------------------------------------------------------


                              ------------------------------------------------------------------------------------------
                                                     Gross Leased Area                       Annualized Base Rent
                                          ----------------------------------------     ---------------------------------
                               Number of                             Percent                        Percent    Average
                                 Leases           Square                of                             of        per
                                Expiring         Footage              Total               Amount     Total     Sq. Ft.
                              ------------------------------------------------------------------------------------------

Wholly-Owned Propeties
 Anchor Tenant Expirations


         Month to Month                 1                 7,000              0.24%         $59,710      0.21%     $8.53
                         2006           -                     -              0.00%               -      0.00%         -
                         2007           3               151,997              5.12%       1,013,036      3.57%      6.66
                         2008           5               162,680              5.48%       1,516,155      5.34%      9.32
                         2009          10               360,221             12.14%       2,080,946      7.34%      5.78
                         2010          16               394,651             13.31%       4,429,609     15.63%     11.22
                         2011           2                40,164              1.35%         344,992      1.22%      8.59
                         2012           2               139,769              4.71%       1,143,768      4.03%      8.18
                         2013           2               115,392              3.89%       1,444,884      5.07%     12.52
                         2014           5               212,980              7.18%       1,267,126      4.47%      5.95
                         2015           5               164,230              5.53%       2,507,015      8.84%     15.27
                         2016           2                19,541              0.66%         356,469      1.26%     18.24
                         2017           1                47,773              1.61%         955,460      3.37%     20.00
                         2018           2               111,739              3.77%         875,912      3.09%      7.84
                         2019           4               265,075              8.93%       1,518,396      5.35%      5.73
                         2020           4               218,211              7.35%       1,828,994      6.45%      8.38
                         2021           4               211,350              7.12%         881,531      3.11%      4.17
                         2022           1                14,837              0.50%       1,835,000      6.47%    123.68
                         2023           1                65,859              2.22%         937,000      3.30%     14.23
                         2024           2               122,647              4.13%       2,217,312      7.82%     18.08
                         2028           3               141,509              4.76%       1,152,839      4.06%      8.15

                              ----------------------------------------------------     ---------------------------------
  Total Occupied                       75             2,967,625            100.00%     $28,366,154    100.00%     $9.56
                                                                                       =================================

  --------------------------------------------------------------

  Anchor GLA Owned by Tenants                           254,916
  Total Vacant                                           87,852
                                          ----------------------

  Total Square Feet                                   3,310,393
                                          ======================

  --------------------------------------------------------------




Wholly-Owned Propeties
 Shop Tenant Expirations
         Month to Month                18                15,665              1.17%        $222,710      1.03%    $14.22
                         2006          18                42,063              3.15%         624,984      2.88%     14.86
                         2007          67               256,084             19.18%       3,685,118     17.00%     14.39
                         2008          57               180,794             13.54%       3,432,269     15.81%     18.98
                         2009          66               230,167             17.25%       3,694,583     17.04%     16.05
                         2010          47               142,391             10.67%       2,051,665      9.46%     14.41
                         2011          40               135,066             10.12%       2,401,755     11.07%     17.78
                         2012           7                20,461              1.53%         407,426      1.88%     19.91
                         2013          12                40,897              3.06%         841,539      3.88%     20.58
                         2014          20               103,061              7.72%       1,451,100      6.69%     14.08
                         2015          14                76,305              5.72%       1,145,732      5.28%     15.02
                         2016           6                32,150              2.41%         721,137      3.33%     22.43
                         2018           4                 6,805              0.51%         272,646      1.26%     40.07
                         2019           1                     -              0.00%          51,205      0.24%         -
                         2020           4                20,945              1.57%         406,728      1.88%     19.42
                         2021           1                26,170              1.96%         143,936      0.66%      5.50
                         2022           1                 2,205              0.17%          41,895      0.19%     19.00
                         2026           1                 3,629              0.27%          90,725      0.42%     25.00

                              ----------------------------------------------------     ---------------------------------
  Total Occupied                      384             1,334,858            100.00%     $21,687,153    100.00%    $16.36
                                                                                       =================================

  --------------------------------------------------------------

  Total Vacant                                          264,863
                                          ----------------------

  Total Square Feet                                   1,599,721
                                          ======================


Wholly-Owned Propeties
 Total Tenant Expirations
             Month to Month             19       $22,665        0.53%        $282,420          0.56%             $12.46
                          2006          18        42,063        0.98%         624,984          1.25%              14.86
                          2007          70       408,081        9.48%       4,698,154          9.39%              11.51
                          2008          62       343,474        7.98%       4,948,424          9.89%              14.41
                          2009          76       590,388       13.73%       5,775,529         11.54%               9.78
                          2010          63       537,042       12.48%       6,481,274         12.94%              12.07
                          2011          42       175,230        4.07%       2,746,747          5.49%              15.68
                          2012           9       160,230        3.72%       1,551,194          3.10%               9.68
                          2013          14       156,289        3.63%       2,286,423          4.57%              14.63
                          2014          25       316,041        7.35%       2,718,226          5.43%               8.60
                          2015          19       240,535        5.59%       3,652,747          7.30%              15.19
                          2016           8        51,691        1.20%       1,077,606          2.15%              20.85
                          2017           1        47,773        1.11%         955,460          1.91%              20.00
                          2018           6       118,544        2.76%       1,148,558          2.29%               9.69
                          2019           5       265,075        6.16%       1,569,601          3.14%               5.92
                          2020           8       239,156        5.56%       2,235,722          4.47%               9.35
                          2021           5       237,520        5.52%       1,025,467          2.05%               4.32
                          2022           2        17,042        0.40%       1,876,895          3.75%             110.13
                          2023           1        65,859        1.53%         937,000          1.87%              14.23
                          2024           2       122,647        2.85%       2,217,312          4.43%              18.08
                          2026           1         3,629        0.08%          90,725          0.18%              25.00
                          2028           3       141,509        3.29%       1,152,839          2.30%               8.15
                               --------------------------------------     ----------------------------------------------

       Total Occupied                  459    $4,302,483      100.00%     $50,053,307        100.00%             $11.66
                                                                          ==============================================

       --------------------------------------------------

       Anchor GLA Owned by Tenants               254,916
       Total Vacant                              352,715
                                           --------------

       Total Square Feet                       4,910,114
                                           ==============

       --------------------------------------------------


Fund I
 Anchor Tenant Expirations

                          2007           1        23,184        1.69%         $69,552          0.61%              $3.00
                          2009          26     1,029,380       74.93%       8,042,083         70.29%               7.81
                          2012           2        21,000        1.53%         275,835          2.41%              13.14
                          2017           1        34,951        2.54%         402,085          3.51%              11.50
                          2021           2        66,237        4.82%         693,695          6.06%              10.47
                          2022           1        59,159        4.31%         620,578          5.42%              10.49
                          2024           1        70,400        5.12%         281,600          2.46%               4.00
                          2026           2        54,000        3.93%         582,500          5.09%              10.79
                          2080           1        15,497        1.13%         475,000          4.15%              30.65

                               --------------------------------------     ----------------------------------------------
       Total Occupied                   36     1,373,808      100.00%     $11,442,928        100.00%              $8.33

       --------------------------------------------------

       Total Vacant                              240,894
                                           --------------

       Total Square Feet                       1,614,702
                                           ==============

       --------------------------------------------------




Fund I
 Shop Tenant Expirations
             Month to Month             11        24,705        9.63%        $228,718          8.00%              $9.26
                          2006           5        17,113        6.67%         133,890          4.68%               7.82
                          2007          12        18,819        7.34%         247,989          8.67%              13.18
                          2008          14        29,685       11.56%         342,349         11.97%              11.53
                          2009           8        19,621        7.65%         224,883          7.86%              11.46
                          2010           6        13,478        5.25%         216,761          7.58%              16.08
                          2011           8        15,608        6.08%         227,447          7.95%              14.57
                          2013           2        13,120        5.11%         124,820          4.36%               9.51
                          2014           6        48,596       18.94%         488,433         17.08%              10.05
                          2015           2         2,798        1.09%          45,357          1.59%              16.21
                          2016           2        37,752       14.74%         301,730         10.55%               7.99
                          2018           1         6,957        2.71%          50,004          1.75%               7.19
                          2019           1         3,141        1.22%          42,000          1.47%              13.37
                          2020           1         5,157        2.01%         150,842          5.27%              29.25
                          2050           1             -        0.00%          35,000          1.22%                  -
         ---------------------------------------------------------------------------------------------------------------
       Total Occupied                   80       256,550      100.00%      $2,860,223        100.00%             $11.15

       --------------------------------------------------

       Total Vacant                              111,735
                                           --------------

       Total Square Feet                         368,285
                                           ==============


Fund I
 Total Tenant Expirations
        Month to Month                 11              24,705       1.52%          $228,718                 1.60% $9.26
                      2006              5              17,113       1.05%           133,890                 0.94%  7.82
                      2007             13              42,003       2.58%           317,541                 2.22%  7.56
                      2008             14              29,685       1.82%           342,349                 2.39% 11.53
                      2009             34           1,049,001      64.33%         8,266,966                57.81%  7.88
                      2010              6              13,478       0.83%           216,761                 1.52% 16.08
                      2011              8              15,608       0.96%           227,447                 1.59% 14.57
                      2012              2              21,000       1.29%           275,835                 1.93% 13.14
                      2013              2              13,120       0.80%           124,820                 0.87%  9.51
                      2014              6              48,596       2.98%           488,433                 3.41% 10.05
                      2015              2               2,798       0.17%            45,357                 0.32% 16.21
                      2016              2              37,752       2.32%           301,730                 2.11%  7.99
                      2017              1              34,951       2.14%           402,085                 2.81% 11.50
                      2018              1               6,957       0.43%            50,004                 0.35%  7.19
                      2019              1               3,141       0.19%            42,000                 0.29% 13.37
                      2020              1               5,157       0.32%           150,842                 1.05% 29.25
                      2021              2              66,237       4.06%           693,695                 4.85% 10.47
                      2022              1              59,159       3.63%           620,578                 4.34% 10.49
                      2024              1              70,400       4.32%           281,600                 1.97%  4.00
                      2026              2              54,000       3.31%           582,500                 4.07% 10.79
                      2050              1              15,497       0.95%           475,000                 3.32% 30.65
                      2080              1                   -       0.00%            35,000                 0.24%#DIV/0!
                           ----------------------------------------------       ----------------------------------------

  Total Occupied                      117           1,630,358     100.00%       $14,303,151               100.00% $8.77

  ------------------------------------------------------------

  Total Vacant                                        352,629
                                          --------------------

  Total Square Feet                                 1,982,987
                                          ====================

  ------------------------------------------------------------



Fund II
 Anchor Tenant Expirations

                      2006              -                   -       0.00%                 -                 0.00%     -
                      2007              2             174,703      36.04%           650,000                 9.58%  3.72
                      2008              1              60,773      12.53%         1,595,291                23.50% 26.25
                      2011              2             249,334      51.43%         4,542,140                66.92% 18.22
                           ----------------------------------------------       ----------------------------------------
  Total Occupied                        5             484,810     100.00%        $6,787,431               100.00%$14.00

  ------------------------------------------------------------

  Total Vacant                                              -
                                          --------------------

  Total Square Feet                                   484,810
                                          ====================

  ------------------------------------------------------------




Fund II
 Shop Tenant Expirations
        Month to Month                  6              58,318      19.83%          $573,439                17.78% $9.83
                      2006              4              30,213      10.27%           348,540                10.81% 11.54
                      2007              8             190,188      64.67%         1,994,885                61.86% 10.49
                      2009              1               1,314       0.45%            21,600                 0.67% 16.44
                      2010              2               7,012       2.38%           115,280                 3.57% 16.44
                      2011              1               7,046       2.40%           171,212                 5.31% 24.30
                           ----------------------------------------------       ----------------------------------------
  Total Occupied                       22             294,091     100.00%        $3,224,956               100.00%$10.97

  ------------------------------------------------------------

  Total Vacant                                        207,613
                                          --------------------

  Total Square Feet                                   501,704
                                          ====================

  ------------------------------------------------------------


Fund II
 Total Tenant Expirations
        Month to Month                  6              58,318       7.49%          $573,439                 5.73% $9.83
                      2006              4              30,213       3.88%           348,540                 3.48% 11.54
                      2007             10             364,891      46.84%         2,644,885                26.42%  7.25
                      2008              1              60,773       7.80%         1,595,291                15.92% 26.25
                      2009              1               1,314       0.17%            21,600                 0.22% 16.44
                      2010              2               7,012       0.90%           115,280                 1.15% 16.44
                      2011              3             256,380      32.92%         4,713,352                47.08% 18.38
                           ----------------------------------------------       ----------------------------------------
  Total Occupied                       27             778,901     100.00%       $10,012,387               100.00%$12.85

  ------------------------------------------------------------

  Total Vacant                                        207,613
                                          --------------------

  Total Square Feet                                   986,514
                                          ====================


Crossroads (JV Property)
 Anchor Tenant Expirations

              2006                 1        15,000         7.49%                $372,600    16.48%                24.84
              2007                 2        47,026        23.49%                 782,825    34.62%                16.65
              2009                 1        25,000        12.49%                 193,750     8.56%                 7.75
              2012                 2       113,155        56.53%                 912,178    40.34%                 8.06

                   ---------------------------------------------             -------------------------------------------
  Total Occupied                   6       200,181       100.00%              $2,261,353   100.00%               $11.30

  -------------------------------------------------

  Total Vacant                                   -
                                     --------------

  Total Square Feet                        200,181
                                     ==============

  -------------------------------------------------




 Shop Tenant Expirations
    Month to Month                 2         4,510         4.28%                $140,994     3.67%               $31.26
              2006                 2         2,730         2.59%                 101,341     2.64%                37.12
              2007                 4         4,912         4.66%                 186,498     4.86%                37.97
              2008                 9        31,460        29.81%               1,048,696    27.33%                33.33
              2009                 6        17,318        16.42%                 728,788    18.99%                42.08
              2011                 2         4,070         3.86%                 146,732     3.82%                36.05
              2012                 2         5,250         4.98%                 191,723     5.00%                36.52
              2014                 4        19,941        18.91%                 676,018    17.62%                33.90
              2015                 1         2,210         2.10%                  72,930     1.90%                33.00
              2017                 1         6,600         6.26%                 349,800     9.12%                53.00
              2022                 1         6,462         6.13%                 193,860     5.05%                30.00

                   ---------------------------------------------             -------------------------------------------
  Total Occupied                  34       105,463       100.00%              $3,837,380   100.00%               $36.39

  -------------------------------------------------

  Total Vacant                               5,000
                                     --------------

  Total Square Feet                        110,463
                                     ==============

  -------------------------------------------------


Crossroads (JV Property)
 Total Tenant Expirations
    Month to Month                 2         4,510         1.48%                $140,994     2.31%               $31.26
              2006                 2         2,730         0.89%                 101,341     1.66%                37.12
              2007                 5        19,912         6.51%                 559,098     9.17%                28.08
              2008                 9        31,460        10.29%               1,048,696    17.20%                33.33
              2009                 8        64,344        21.05%               1,511,613    24.77%                23.49
              2011                 2         4,070         1.33%                 146,732     2.41%                36.05
              2012                 3        30,250         9.90%                 385,473     6.32%                12.74
              2014                 4        19,941         6.52%                 676,018    11.08%                33.90
              2015                 1         2,210         0.72%                  72,930     1.20%                33.00
              2017                 1         6,600         2.16%                 349,800     5.74%                53.00
              2018                 2       113,155        37.04%                 912,178    14.96%                 8.06
              2022                 1         6,462         2.11%                 193,860     3.18%                30.00

                   ---------------------------------------------             -------------------------------------------
  Total Occupied                  40       305,644       100.00%              $6,098,733   100.00%               $19.95

  -------------------------------------------------

  Total Vacant                               5,000
                                     --------------

  Total Square Feet                        310,644
                                     ==============

  -------------------------------------------------


Brandywine Portfolio (JV Properties)
 Anchor Tenant Expirations

              2010                 1        14,535         1.79%                 247,095     2.02%                17.00
              2011                 5       127,291        15.71%               2,377,402    19.44%                18.68
              2013                 3        97,389        12.02%               1,788,407    14.63%                18.36
              2014                 2        50,977         6.29%                 868,426     7.10%                17.04
              2015                 5       152,560        18.83%               2,904,328    23.75%                19.04
              2017                 2        89,604        11.06%               1,316,507    10.77%                14.69
              2018                 2       278,000        34.30%               2,725,000    22.29%                 9.80
                                                                                             0.00%
                   ---------------------------------------------             -------------------------------------------
  Total Occupied                  20       810,356       100.00%             $12,227,165   100.00%               $15.09

  -------------------------------------------------

  Total Vacant                              16,525
                                     --------------

  Total Square Feet                        826,881
                                     ==============


Brandywine Portfolio (JV Properties)
 Shop Tenant Expirations
       Month to Month                  2           13,800          15.97%                        $376,414  18.80%$27.28
                     2006              2            7,500           8.69%                         104,239   5.21% 13.90
                     2007              1            8,100           9.38%                         208,000  10.39% 25.68
                     2008              2            9,700          11.24%                         236,093  11.79% 24.34
                     2010              2           11,817          13.69%                         184,280   9.20% 15.59
                     2011              1           15,000          17.38%                         399,300  19.94% 26.62
                     2013              2            6,950           8.05%                         151,674   7.57% 21.82
                     2014              1            4,962           5.75%                         147,421   7.36% 29.71
                     2015              2            8,500           9.85%                         195,249   9.75% 22.97

                          -----------------------------------------------                     --------------------------
  Total Occupied                      15           86,329         100.00%                      $2,002,670 100.00%$23.20

  --------------------------------------------------------

  Total Vacant                                          -
                                         -----------------

  Total Square Feet                                86,329
                                         =================

  --------------------------------------------------------


Brandywine Portfolio (JV Properties)
 Total Tenant Expirations
       Month to Month                  2           13,800           1.54%                        $376,414   2.65%$27.28
                     2006              2            7,500           0.84%                         104,239   0.73% 13.90
                     2007              1            8,100           0.90%                         208,000   1.46% 25.68
                     2008              2            9,700           1.08%                         236,093   1.66% 24.34
                     2010              3           26,352           2.94%                         431,375   3.03% 16.37
                     2011              6          142,291          15.87%                       2,776,702  19.51% 19.51
                     2013              5          104,339          11.64%                       1,940,081  13.63% 18.59
                     2014              3           55,939           6.24%                       1,015,847   7.14% 18.16
                     2015              7          161,060          17.96%                       3,099,577  21.78% 19.24
                     2017              2           89,604           9.99%                       1,316,507   9.25% 14.69
                     2018              2          278,000          31.00%                       2,725,000  19.16%  9.80

                          -----------------------------------------------                     --------------------------
  Total Occupied                      35          896,685         100.00%                     $14,229,835 100.00%$15.87

  --------------------------------------------------------

  Total Vacant                                     16,525
                                         -----------------

  Total Square Feet                               913,210
                                         =================


                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                                      Property Demographics (1)
                                                  --------------------------------

-------------------------------------------------------------------------------- ---------------------------------------
                                                                                   3-Mile Radius(2)
                                                                                 ---------------------------------------
Property                                             Trade    Total                                #
Market                                               Area     Base      Total      Total   HouseholdsMedian HH Avg. HH
Classification Property / JV       City        State(Miles)   Rent       GLA        Pop.     ("HH")   Income   Income
                Ownership %
-------------------------------------------------------------------------------- ---------------------------------------
Primary        Brandywine Town     Wilmington  DE
                Center & Mkt
                Sq./22.22%                               3 14,229,834   913,210     40,591    15,566  $70,145  $87,971
Primary        Elmwood Park        Elmwood ParkNJ
                Shopping Ctr.                            3  3,388,178   149,085    252,916    84,197  $44,191  $61,068
Primary        Chestnut Hill       PhiladelphiaPA        3  1,292,372    40,570    151,078    62,916  $53,324  $68,942
Primary        Abington Towne      Abington    PA
                Center                                   3    864,215   216,355
Primary        Granville Center /  Columbus    OH
                37.78%                                   3    640,360   134,997    113,906    49,527  $53,564  $70,562
Primary        Clark & Diversey    Chicago     IL        3    793,126    19,265    415,680   217,726  $56,930  $84,335
Primary        Hobson West Plaza   Naperville  IL        3  1,240,207    98,902     95,042    32,948  $82,298 $103,749
Primary        Methuen Shopping    Methuen     MA
                Ctr.                                     5    849,264   130,021     82,654    30,553  $37,421  $52,107
Primary        Crossroads Shopping White PlainsNY
                Ctr. / 49%                               3  6,098,733   310,644    102,957    39,813  $59,646  $86,839
Primary        The Branch Plaza    Smithtown   NY        3  2,431,401   125,751     71,215    24,266  $98,596 $113,345
Primary        Amboy Road          Staten      NY
                                    Island               3  1,389,603    60,080    155,416    56,011  $75,297  $89,580
Primary        Village Commons     Smithtown   NY
                Shopping Ctr.                            3  1,897,315    87,169     70,854    24,112  $98,448 $113,332
Primary        Bloomfield Town     Bloomfield  MI
                Square              Hills                5  2,306,188   228,366     61,631    24,011  $49,857  $83,461
Primary        Crescent Plaza      Brockton    MA        3  1,680,397   218,141     98,955    34,754  $39,202  $52,875
Primary        239 Greenwich AvenueGreenwich   CT        5  1,286,069    16,834     66,252    25,070           $90,010
Primary        Soundview           Port        NY
                Marketplace         Washington           3  2,837,431   183,815     47,060    16,691 $127,975 $188,579
Secondary      Town Line Plaza     Rocky Hill  CT        3  1,623,478   206,356
Secondary      New Loudon Center   Latham      NY        5  1,713,664   255,826     44,153    17,525  $44,596  $58,526
Secondary      Pacesetter Park     Pomona      NY
                Shopping Ctr.                            3  1,164,042    96,698     27,421     9,004  $99,926 $124,786
               2914 Third Ave      The Bronx   NY        3  1,400,000    43,500  1,239,853   422,421  $26,865  $33,419
Secondary      Mad River Station   Dayton      OH        5  1,507,090   155,832     52,598    21,841  $51,619  $64,051
Secondary      Greenridge Plaza    Scranton    PA        3    992,226   191,767     88,733    36,946  $30,723  $38,790
Secondary      Mark Plaza          EdwardsvillePA        5  1,038,383   216,047     90,532    38,714  $28,086  $38,397
Secondary      Luzerne Street      Scranton    PA
                Shopping Ctr.                            3    301,538    58,035     89,062    36,973  $30,970  $39,323
Secondary      Blackman Plaza      Wilkes-BarrePA        5    282,374   121,341     62,458    26,393  $27,479  $37,619
Primary        Oakbrook / 20%      Oak Brook   IL        3  1,204,918   112,000     77,372    29,381  $75,545 $103,020
Secondary      Sheffield Crossing /Sheffield   OH
                37.78%                                   3  1,153,641   112,534     32,487    12,500  $42,899  $58,754
Secondary      Amherst Marketplace Amherst     OH
                / 37.78%                                 3    867,302    79,945     55,146    21,276  $41,898  $55,263
               Sterling Heights    Sterling    MI
                Shopping Center /   Heights
                18.9%                                    3    607,740   154,835     97,175    35,730  $67,786  $74,409
               Tarrytown Shopping  Tarrytown   NY
                Center / 18.9%                           3    907,836    35,291     36,461    13,328  $84,626 $114,725
               Hitchcock Plaza /   Aiken       SC
                7.6%                                     5    599,986   233,886     25,419    18,757  $60,290  $71,076
               Pine Log Plaza /    Aiken       SC
                7.6%                                     5    123,152    35,064     25,419    18,757  $60,290  $71,076
               Haygood Shopping    Virginia    VA
                Center / 18.9%      Beach                3  1,389,551   178,335     97,871    37,786  $51,491  $60,530
               400 East Fordham    The Bronx   NY
                Road / 19.2%                             2    649,419   117,355    651,504   223,577  $28,217  $37,631
               Sherman Avenue /    Manhattan   NY
                19.2%                                    2  1,970,291   134,773    529,999   176,116  $29,932  $40,762
               Pelham Manor        Westchester NY
                Shopping Plaza /
                19.2%                                    3  1,261,512   398,775    400,119   149,994  $47,713  $59,780
               Bartow Avenue       The Bronx   NY        3    222,600    14,694    563,289   208,834  $33,199  $44,894
               161st Street /19.2% The Bronx   NY        2  4,926,247   223,611    712,029   240,973  $22,230  $32,900
Secondary      Walnut Hill Plaza   Woonsocket  RI        5  2,436,519   285,435     59,068    24,020  $32,605  $44,830
Secondary      Ledgewood Mall      Ledgewood   NJ        5  4,351,042   517,758     39,287    14,235  $59,560  $70,312
Primary        BTS Boonton LLC     Boonton     NJ        5  1,217,444    62,908     48,401    18,384  $85,957 $106,652
Secondary      Merrillville Plaza  Hobart      IN        5  2,520,850   235,678     21,008     8,295  $56,061  $65,230
Secondary      The Gateway ShoppingSo.         VT
                Ctr.                Burlington           3  1,783,455   101,784     45,990    19,115  $54,003  $35,139
Secondary      Marketplace of      Absecon     NJ
                Absecon                                  3  1,637,149   105,097     31,282    10,754  $57,266  $69,040
Tertiary       Pittston Plaza      Pittston    PA        3    524,431    79,498     40,766    17,194  $28,200  $37,109
Tertiary       Plaza 422           Lebanon     PA        3    444,020   154,878     44,886    18,014  $31,027  $39,952
Tertiary       Route 6 Plaza       Honesdale   PA        5  1,088,783   175,505
Tertiary       Bradford Towne      Towanda     PA
                Centre                                  10  1,548,453   257,123      5,417     2,256  $33,937  $41,666
-------------------------------------------------------------------------------- ---------------------------------------
                                                           86,683,829 8,085,369
                                                           --------------------- ---------------------------------------
Weighted Average - Based on GLA                                                    117,342    43,149  $49,770  $63,884
                                                                                 ---------------------------------------

                                                                                 ---------------------------------------
Weighted Average - Based on base
 rent(1)                                                                           119,105    43,527  $54,749  $72,084
                                                                                 ---------------------------------------

(1)  Does not include the Kroger/Safeway Portfolio. Base rent for joint vuntures has been pro-rated based on the Company's ownership
     % in the joint venture.

(2)  Fordham, Sherman Avenue and 161st Street figures are for a 2 mile radius.

(3)  The following table summarizes the Urban / In-fill properties which are included in the data detailed above.

                                                  QUARTERLY SUPPLEMENTAL DISCLOSURE




------------------   ------------------------------------ ------------------------------------ -------------------------
                                5-Mile Radius                        10-Mile Radius
                     ------------------------------------ ------------------------------------
Property
Market                 Total         # Median HH Avg. HH    Total         # Median HH Avg. HH
Classification          Pop.      HH    Income   Income      Pop.      HH    Income   Income      County        MSA
------------------   ------------------------------------ ------------------------------------ -------------------------
Primary                                                                                        Bergen      Wilmington-
                       115,509  46,245  $63,181  $82,051    465,744 177,868  $60,297  $82,576               Newark, DE
Primary                                                                                        Bergen      Bergen-
                       604,387 209,582  $49,412  $67,557          -       -        -        -               Passaic, NJ
Primary                                                                                        PhiladelphiaPhiladelphia,
                       408,646 161,678  $51,591  $66,118          -       -        -        -               PA
Primary                                                                                        Bucks       Philadelphia,
                       316,194 123,852  $49,479  $67,255  1,420,838 535,831   40,786   56,068               PA
Primary                272,955 115,817  $55,421  $74,050          -       -        -        -  Franklin    Columbus, OH
Primary                                                           -       -        -        -              Chicago, IL
Primary                219,460  77,196  $77,091  $96,876          -       -        -        -  DuPage      Chicago, IL
Primary                200,868  74,426  $40,606  $55,989    359,120 130,167   53,266   70,380  Essex       Boston, MA-NH
Primary                199,222  73,477  $67,992 $102,645          -       -        -        -  Westchester New York, NY
Primary                                                                                        Suffolk     Nassau-
                       205,906  67,405  $89,363 $103,763          -       -        -        -               Suffolk, NY
Primary                                                           -       -        -        -  Richmond    New York, NY
Primary                                                                                        Suffolk     Nassau-
                       205,727  67,384  $89,604 $104,007          -       -        -        -               Suffolk, NY
Primary                165,071  63,680  $56,286  $89,068    693,426 274,676   35,140   88,557  Oakland     Detroit, MI
Primary                164,499  58,369  $43,599  $56,535          -       -        -        -  Plymouth    Boston, MA-NH
Primary                                                                                        Fairfield   New Haven-
                       139,180  50,542           $87,819          -       -        -        -               Meriden, CT
Primary                                                                                        Nassau      Nassau-
                       146,553  53,259 $110,828 $158,509          -       -        -        -               Suffolk, NY
Secondary               43,708  18,392  $60,038  $75,504    553,333 220,597   43,447   63,310  Hartford    Hartford, CT
Secondary                                                                                      Albany      Albany-
                                                                                                            Schenectady-
                       146,563  59,410  $41,551  $54,174    613,866 249,577   43,863   57,271               Troy, NY
Secondary              134,012  39,338  $81,066 $102,217          -       -        -        -  Rockland    New York, NY
                             -       -        -        -          -       -        -        -  The Bronx   New York, NY
Secondary                                                                                      Montgomery  Dayton-
                                                                                                            Springfield,
                       124,816  50,664  $51,965  $65,750    408,808 161,200   41,890   51,485               OH
Secondary                                                                                      Lackawanna  Scranton-
                                                                                                            Wilkes
                                                                                                            Barre-
                       128,607  52,993  $32,446  $41,441    206,477  84,001   34,001   43,425               Hazelton, PA
Secondary                                                                                      Luzerne     Scranton-
                                                                                                            Wilkes
                                                                                                            Barre-
                       124,503  52,875  $28,794  $39,583    217,525  89,944   29,784   41,155               Hazelton, PA
Secondary                                                                                      Lackawanna  Scranton-
                                                                                                            Wilkes
                                                                                                            Barre-
                       119,331  49,490  $31,439  $39,606          -       -        -        -               Hazelton, PA
Secondary                                                                                      Luzerne     Scranton-
                                                                                                            Wilkes
                                                                                                            Barre-
                       118,011  50,151  $38,259  $28,229    209,428  86,555   29,751   41,041               Hazelton, PA
Primary                291,476 109,802  $73,378  $94,943          -       -        -        -  Cook        Chicago IL
Secondary                                                                                      Lorain      Cleveland-
                                                                                                            Lorain-
                       117,051  44,586  $42,879  $58,196    314,596 120,675   50,540   67,635               Elyria
Secondary                                                                                      Lorain      Cleveland-
                                                                                                            Lorain-
                        98,708  37,877  $38,164  $51,174    212,480  81,076   42,497   56,454               Elyria
                                                                                                           Coordinates
                                                                                                            42.5803,
                       257,839 101,330  $64,903  $73,379          -       -        -        -               83.0298
                       126,511  45,849  $94,270 $121,002          -       -        -        -  Westchester New York, NY
                                                                                                           Coordinates
                                                                                                            33.5156,
                        45,931  33,112  $49,878  $60,184     84,131  59,713   43,742   52,745               81.7311
                                                                                                           Coordinates
                                                                                                            33.5156,
                        45,931  33,112  $49,878  $60,184     84,131  59,713   43,742   52,745               81.7311
                                                                                                           Coordinates
                                                                                                            36.8727,
                       222,837  85,740  $52,946  $61,454    686,842 263,114   47,183   56,538               76.1350
                     1,193,183 411,564   30,162   40,477          -       -        -        -  The Bronx   New York, NY
                             -       -        -        -          -       -        -        -  Manhattan   New York, NY
                     1,114,822 410,040  $44,052  $56,839          -       -        -        -  Westchester New York, NY
                     1,435,467 511,796  $30,552  $43,522          -       -        -        -  The Bronx   New York, NY
                                                                  -       -        -        -  The Bronx   New York, NY
Secondary                                                                                      Providence  Providence-
                                                                                                            Fall River,
                        93,988  36,923  $40,811  $54,959    304,956 114,330   47,963   62,524               RI
Secondary              107,018  38,479  $74,547  $92,140    263,597  94,154  $76,368  $97,665  Morris      Newark, NJ
Primary                 99,256  36,973  $84,231 $101,502          -       -        -        -  Morris      Newark, NJ
Secondary               84,295  31,487  $48,370  $54,246     41,291 127,991  $41,656  $49,747  Lake        Gary, IN
Secondary                                                                                      Chittenden  Burlington,
                        69,036  27,944  $37,547  $55,060          -       -        -        -               VT
Secondary                                                                                      Atlantic    Atlantic
                                                                                                            City-Cape
                        71,369  24,835  $56,434  $67,432          -       -        -        -               May, NJ
Tertiary                                                                                       Luzerne     Scranton-
                                                                                                            Wilkes
                                                                                                            Barre-
                        72,123  30,327  $29,150  $38,323    261,639 108,933   29,878   39,837               Hazelton, PA
Tertiary                                                                                       Lebanon     Harrisburg-
                                                                                                            Lebanon-
                        61,225  24,051  $33,664  $42,971    111,183  42,280   36,875   46,200               Carlisle, PA
Tertiary                12,078   4,944  $35,972  $44,544     28,631  11,448   37,277   46,049  Wayne                N/A
Tertiary                                                     17,148   6,584  $34,707  $42,850  Bradford             N/A
------------------   ------------------------------------ ------------------------------------ -------------------------

                     ------------------------------------ ------------------------------------
Weighted Average -
 Based on GLA          200,564  75,439  $49,898  $64,691  1,843,460 744,189 $235,496 $317,452
                     ------------------------------------ ------------------------------------

                     ------------------------------------ ------------------------------------
Weighted Average -
 Based on base
 rent(1)               164,102  60,138  $52,545  $70,402  1,222,166 505,966 $162,148 $222,768
                     ------------------------------------ ------------------------------------

(1)  Does not include the Kroger/Safeway Portfolio. Base rent for joint vuntures has been pro-rated based on the Company's ownership
     % in the joint venture.

(2)  Fordham, Sherman Avenue and 161st Street figures are for a 2 mile radius.

(3)  The following table summarizes the Urban / In-fill properties which are included in the data detailed above.

Urban / in-fill                                            Trade    Total                   1-Mile Radius
                                                                                     -----------------------------------
                                                           Area     Base     Total    Total      #      Median  Avg. HH
                                                                                              Households   HH
Property / JV Ownership %                 City       State(Miles)   Rent      GLA      Pop.    ("HH")    Income  Income
------------------------------------------------------------------------------------ -----------------------------------
400 East Fordham Road / 19.2%             The Bronx  NY        2    649,419 117,355  206,850     66,722 $24,205 $33,414
Sherman Avenue / 19.2%                    Manhattan  NY        2  1,970,291 134,773  139,935     48,823 $31,657 $40,618
Pelham Manor Shopping Plaza / 19.2%       WestchesterNY        3  1,261,512 398,775   28,559      9,367 $60,205 $73,324
Bartow Avenue                             The Bronx  NY        3    222,600  14,694   71,336     28,062 $36,795 $47,838
161st Street /19.2%                       The Bronx  NY        2  4,926,247 223,611  192,706     65,625 $20,649 $31,017
2914 Third Ave                            The Bronx  NY        3  1,400,000  43,500  156,389     52,878 $20,158 $30,422
                                                                 ------------------- -----------------------------------
                                                                 10,430,069 932,708  113,074     38,096 $39,830 $51,031
                                                                 ------------------- -----------------------------------

                                                                                     -----------------------------------
                                                                                     151,557     51,675 $25,731 $36,097
                                                                                     -----------------------------------


                                                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         September 30, 2006

                                                Residential (Multi-family) Properties
                                       ----------------------------------- -----------------

                                                                                      % Occupied       % Occupied
             Property                   Location       Square Feet       Units      September 30,    June 30, 2006
                                                                                          2006
--------------------------------------------------------------------------------------------------------------------

           Mid-Atlantic

          North Carolina
-----------------------------------
        Village Apartments            Winston Salem          578,706           600               91%             89%

             Mid-West

             Missouri
-----------------------------------
 Gate House, Holiday House, Tiger       Columbia
              Village,                                       625,545           874               87%             95%
                                                     ---------------------------------------------------------------
       Colony Apartments (1)


              Totals                                       1,204,251         1,474               89%             93%
                                                     ===============================================================

                                                                                   -----------------



(1)  As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions

                                                              Page 61